[GUARDIAN (SM) LOGO]

SEMI-ANNUAL
REPORT TO
SHAREHOLDERS

June 30, 2001

THE PARK AVENUE PORTFOLIO(R)

The Guardian Park Avenue Fund(R)

The Guardian Park Avenue
Small Cap Fund(SM)

The Guardian Asset
Allocation Fund(SM)

The Guardian S&P 500
Index Fund(SM)

The Guardian Baillie Gifford
International Fund(SM)

The Guardian Baillie Gifford
Emerging Markets Fund(SM)

The Guardian Investment
Quality Bond Fund(SM)

The Guardian High Yield
Bond Fund(SM)

The Guardian
Tax-Exempt Fund(SM)

The Guardian Cash
Management Fund(SM)

 DEAR SHAREHOLDER:

                          THE AGING OF THE NEW ECONOMY

[PHOTO]                     THE CURRENT SCENE
Frank J. Jones, Ph.D.       The year 1999 marked the
Chief Investment            pinnacle of the "New
Officer                     Economy." The fundamentals
                            of the New Economy were
                            economic, although they had
                            significant implications for
                            investments. The economic
                            fundamentals of the New
                            Economy were as follows:

  - The increased use of technology made workers more efficient, thus increasing labor productivity;

  - Increased labor productivity increased the maximum, non-inflationary pace of economic growth (potential real GDP growth was thought to have increased from 2 1/2% previously to approximately 4%); and

  - Inflation could be low and declining at this high level of economic growth and a very low level of unemployment (a low of 3.9%).

  Another tenet of the New Economy was a "superconfidence" in the ability (even magic) of Alan Greenspan to sustain uninterrupted economic growth, as he had since 1991--the longest post-World War II expansion.

  The investment counterparts to the New Economy were:

  - Technology stocks would "grow to the sky;"

  - Consistently, growth stocks would outperform value stocks; and

  - Stocks would significantly outperform bonds.

  Even Alan Greenspan, having cautioned of "irrational exuberance" on December 5, 1996, became a cheerleader for the technology-based New Economy during 1999.

  Mainly through the initial public offerings (IPO) market, capital flowed without limit to new technology companies. This flow was similar to the flow of capital from the S&L industry to the mortgage market in the late 1980's. As a result, there was too much commercial real estate in 1990 and too much technology in 2000. And the results were the same--both bubbles burst.

------------------------------------------------------------


(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment.


(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment.

  One of the most dangerous phrases in investments is "it's different this time." This phrase was commonly used in late 1999. It should have been regarded as a harbinger. Another clear sign of a bubble waiting to burst were the advertisements at the January 2000 Super Bowl. There were very expensive advertisements by companies many people had never heard of before. And, fittingly, many have not been heard of since. But these omens are easier to identify in retrospect than they were at the time.

  The S&P 500 Index(1) was at approximately 1,200 during December 1998 and was there again in June 2001, 2 1/2 years later. In the interim, it reached a high of 1,527 on March 24, 2000. A 25% trip up and down in 2 1/2 years.

  Granted, some investors avoided the burst of the bubble by selling early. But many of these investors missed the bubble as well. Overall, those that sold during 1998 had no greater return but a more stable ride than those who experienced both the bubble and the burst. The real victims were the "Johnny come lately" investors who got into the market late in its expansion--many of them were first-time investors--and experienced only the burst, but not the bubble.

  During the long expansion, Mr. Greenspan and the Federal Reserve (Fed) periodically became concerned about too rapid economic growth and resulting inflation. On June 30, 1999, the Fed began a cycle of five tightenings, or increases, of the Fed Funds rate, then at 5%. The last of these tightenings was by .50% on May 16, 2000, raising the rate to 6.50%.

  In retrospect, the Fed probably tightened by too much and for too long. The rationale is that while real GDP increased by 4.8% and 5.6% respectively during the first two quarters of 2000, its growth decreased significantly during the third and fourth quarters to 2.2% and 1.0%, respectively. Thus, the Fed tightened until six weeks (May 16) before the first weak quarter began. This policy and its apparent effect on the stock market certainly tarnished Greenspan's halo.

  A fundamental question is whether the declining stock market (the market highs for the S&P 500 Index and the NASDAQ Composite Index(2) occurred during March
2000) weakened the economy or the weak economy caused the stock market to weaken. The answer to this question is "yes." On the one hand, the stock market, particularly the technology sector, undoubtedly experienced a "bubble" during 1998-2000. This bubble would have most likely burst of its own accord, but a weakening economy and the Fed tightenings certainly contributed to its weakness. On the other hand, the strong stock market permitted individ-

--------------------------------------------------------------------------------
uals to spend more than they earned, that is, to have a negative savings rate. Thus, the weakening of the stock market contributed to a weaker economy through the now well-known wealth effect, according to which individuals consume based not only on their income but also on their wealth. The stock market and economy supported each other on the way up, and on the way down.

  At the beginning of 2001, the common economic question was whether the economic slowdown and recovery would be shaped like a "V," that is, a sharp economic contraction and a quick recovery; a "U," that is a gradual recovery; or, even worse, an "L," that is a very long contraction. The contraction has already been longer than a "V," so we're now talking about the persistence of the "U," or worse.

FORECAST

  The question now is: where do we go from here? The bubble was enjoyable. The burst was not. Now, I believe we have entered a duller, that is, less volatile, reality. The current consensus among economists is that the second quarter of 2001 will turn out to have been the weakest economic quarter. Of course, this is the consensus and the consensus is not always right. However, there is much less of a consensus about how quickly the economy will recover. But many forecasters have a 2 1/2%-3% growth forecast for real GDP for the fourth quarter of 2001.

  If one accepted this, how soon would corporate profits and the stock market recover? Corporate profits during first quarter 2001 were 12% below first quarter 2000 and, during second quarter 2001 are projected to be 15% below the same quarter of the previous year. This is the weakest corporate profits have been since 1990-91 (the last recession). Corporate profits have declined with the same profile as the economy and should rebound with approximately the same profile as well.

  What about stock prices? At certain times stock prices are driven by interest rates; at other times they're driven by profits. Recently they have been driven by profits and are likely to continue to do so. So the stock market should be responding to the economic and corporate profit recovery discussed above.

  One of the truisms of the markets is, "Don't fight the Fed." This means not to sell stocks when the Fed is easing, and vice versa. When the Fed began easing on Jan. 3, 2001, the S&P 500 Index was at 1,348. Recently, after six Fed easings, the S&P 500 Index was at approximately 1,200. Obviously this truism has not been true in this easing cycle . . . at least not yet. Optimists, however, say that it will be true and as a result are bullish.

  An often-repeated saying is that the stock market is a "discounting mechanism." This means that the current stock prices reflect not only current, but also expected future corporate profits. Thus, corporate profits could be currently low but recovering from these low levels, and stock prices could be increasing because of expectations of higher future corporate profits.

  Because of this discounting mechanism function, changes in stock prices precede changes in the economy and corporate profits. However, with respect to the economic forecasting ability of the stock market, a Nobel Prize winning economist once remarked that the stock market is such a good forecaster of the economy that it has predicted seven out of the last four recessions!

  More seriously, however, stock prices began increasing by an average of 3-6 months before each of the last four recessions ended (6 months before the 1970 recession, 6 months before the 1974 recession, 3 1/2 months before the 1982 recession, and 5 1/2 months before the 1990 recession).

SUMMARY

  Let us summarize. The S&P 500 Index hit a high of 1,527 on March 24, 2000. The recent low was 1,103 on April 14, 2001. More recently, it was at 1,180 on July 11, 2001.

  Most forecasters believe that the trough of economic growth and corporate profit growth was the second quarter of 2001, but predict a wide range of economic growth rates from there on. If this forecast is correct, the S&P 500 Index could continue to increase from its recent levels but its expected rate of increase could be gradual. According to this reasoning, the worst is over both for the economy and for the stock market, but even if so, the path of recovery is very uncertain.

Regards,

[SIGNATURE]

Frank J. Jones, Ph.D.

President, The Park Avenue Portfolio

--------------------------------------------------------------------------------

THE PARK AVENUE PORTFOLIO

 TABLE OF CONTENTS

                                                        PORTFOLIO          SCHEDULE
                                                         MANAGER              OF
                                                        INTERVIEW         INVESTMENTS
-------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE FUND                                 2                  23

-------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE SMALL CAP FUND                       6                  26

-------------------------------------------------------------------------------------
  THE GUARDIAN ASSET ALLOCATION FUND                            8                  29

-------------------------------------------------------------------------------------
  THE GUARDIAN S&P 500 INDEX FUND                              10                  30

-------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND              12                  36

-------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND           14                  38

-------------------------------------------------------------------------------------
  THE GUARDIAN INVESTMENT QUALITY BOND FUND                    16                  40

-------------------------------------------------------------------------------------
  THE GUARDIAN HIGH YIELD BOND FUND                            18                  42

-------------------------------------------------------------------------------------
  THE GUARDIAN TAX-EXEMPT FUND                                 20                  45

-------------------------------------------------------------------------------------
  THE GUARDIAN CASH MANAGEMENT FUND                            22                  48

-------------------------------------------------------------------------------------
  FINANCIAL STATEMENTS                                                             50

-------------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                                    58

-------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                                             74

-------------------------------------------------------------------------------------

 THE GUARDIAN PARK AVENUE FUND

[PHOTO]                     OBJECTIVE:   Long-term
Richard Goldman                growth of capital
Portfolio Manager           PORTFOLIO:   At least 80%
                               common stocks and
                               securities convertible
                               into common stocks
                            INCEPTION:   June 1, 1972

NET ASSETS AT JUNE 30, 2001:   $2,518,368,728

Richard Goldman, who was named portfolio manager of The Guardian Park Avenue Fund and head of Guardian's Common Stock Department starting July 23, 2001, comes to Guardian from Citigroup Asset Management where he was responsible for $4.5 billion in mutual fund, variable annuity and institutional assets. Mr. Goldman managed the Smith Barney Diversified Large Cap Growth Fund from 1996 through June 2001. His 17 years of industry experience includes several years as Director of Citigroup's Institutional Investor Relations Department where he was responsible for relationships with the company's institutional investors and rating agencies. Mr. Goldman has a B.S. in Finance and Economics from Lehigh University and an Executive M.B.A. in Finance from New York University.

Q:   HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

A:   The first half of 2001 was a volatile and difficult period, in many ways similar to the sharp market drop in 1973-74. In fact, the S&P 500 Index(1) was down for the first half of 2001. Together with last year's decline, this sets up the possibility of the broad stock market having the first back-to-back calendar year declines since 1973-74. The Fund declined 14.51%(2) in the first half of 2001 compared to a decline of 6.68% for the S&P 500 Index.

If you break down the Fund's first half performance by each quarter, we can see two different results. During the

------------------------------------------------------------


(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.
first quarter, the total return of the Fund was -20.51% compared to a total return of -11.86% for the S&P 500 Index. The Fund's underperformance was primarily due to its overweight in the technology sector (versus the weighting in the S&P 500 Index). In the second quarter, the Fund's management team adopted a more sector neutral approach and lowered the risk profile of the Fund, a move that paid off when the broad market began to rebound. During the second quarter, the Fund increased 7.53% compared to a 5.85% increase for the S&P 500 Index.

------------------------------------------------------------

"We will be disciplined investors. There are several aspects to disciplined investing: it starts with a clearly defined goal -- for The Guardian Park Avenue Fund we will strive to produce consistent above-average returns relative to the S&P 500 Index."
------------------------------------------------------------

Q:   WHAT WILL BE YOUR APPROACH TO MANAGING THE GUARDIAN PARK AVENUE FUND?

A:   We will be disciplined investors. There are several aspects to disciplined investing: it starts with a clearly defined goal -- for The Guardian Park Avenue Fund we will strive to produce consistent above-average returns relative to the S&P 500 Index. It also requires that we clearly state the investment process that will be used in selecting stocks. It is then critical for the portfolio manager to adhere to this process and not allow for inconsistent management styles, since we intend for The Guardian Park Avenue Fund to be a core long-term holding. The last element of disciplined investing is measuring and controlling how much risk is inherent in the portfolio.

Over the next few months our portfolio management team will be refining and clarifying our investment process, which we will then communicate to our investors in our annual report to shareholders. We will make sure that investors are well informed of the investment positions we're taking relative to our benchmark.

Q:   WHAT ARE THE BENEFITS OF DISCIPLINED INVESTING?

A:   The benefits are clear: investors in the Fund can be confident that the
Fund won't suffer from inconsistent management styles -- that their "core" portfolio will remain "core." Disciplined investing also permits my portfolio management team to focus on their core competencies and not be distracted by investment fads outside our mandate, which we hope will enhance the Fund's performance over time.

 THE GUARDIAN PARK AVENUE FUND


Q:   HOW WILL YOUR BACKGROUND CONTRIBUTE TO THE MANAGEMENT OF THE FUND?

A:   Over the 17 years I've been involved with institutional investors, I learned how important it is to consider risk when investing, and to look for the best ways to manage risk as we seek to outperform our benchmark. For decades, institutional investors have recognized that it's not just how much return you get in any particular year, but also how much risk was taken to get it. For example, if two portfolios delivered 20% returns in a given year, but one took significantly more risk, its performance in terms of a risk/return trade-off was less favorable. Most mutual fund investors have not appreciated the importance of risk and how it relates to successful "risk-adjusted" investing. And only recently have some investors come to understand the implications of the risk associated with the speculative investing of 1999.

          TOP TEN HOLDINGS AS OF JUNE 30, 2001
      COMPANY                PERCENT OF TOTAL NET ASSETS
  1.  General Electric Co.                       4.32%
  2.  Exxon Mobil Corp.                          4.02%
  3.  Microsoft Corp.                            3.55%
  4.  Johnson & Johnson                          3.15%
  5.  Bank of America Corp.                      2.87%
  6.  Wal-Mart Stores, Inc.                      2.80%
  7.  Verizon Comm.                              2.00%
  8.  Pfizer, Inc.                               1.90%
  9.  American Int'l. Group, Inc.                1.88%
 10.  Philip Morris Cos., Inc.                   1.75%

                             AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
                                        Inception                                                                  Since
                                          Date          1 Year        3 Years       5 Years       10 Years       Inception
    Class A Shares (without sales
    charge)                               6/1/72        -32.38%       -1.15%        11.10%         15.27%          15.05%
    Class A Shares (with sales charge)    6/1/72        -35.42%       -2.66%        10.08%         14.74%          14.87%
    Class B Shares (without sales
    charge)                               5/1/96        -32.98%       -2.03%        10.08%          --             10.43%
    Class B Shares (with sales charge)    5/1/96        -34.99%       -2.69%         9.94%          --             10.30%
    Class C Shares (without sales
    charge)                               8/7/00          --            --            --            --            -33.49%
    Class C Shares (with sales charge)    8/7/00          --            --            --            --            -34.16%
    Class K Shares (without sales
    charge)                              5/15/01          --            --            --            --             -1.11%
    Class K Shares (with sales charge)   5/15/01          --            --            --            --             -2.10%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

 THE GUARDIAN PARK AVENUE FUND

                              SECTOR WEIGHTINGS OF
                               COMMON STOCKS HELD
                          BY THE FUND ON JUNE 30, 2001

                                                                                 CAPITAL
                                                                                  GOODS
                        CREDIT     CONSUMER   CONSUMER    CONSUMER   CAPITAL        -                     BASIC
CASH                   CYCLICALS   SERVICES   CYCLICALS   STAPLES     GOODS     TECHNOLOGY    ENERGY    INDUSTRIES   FINANCIAL
----                   ---------   --------   ---------   --------   -------    ----------    ------    ----------   ---------
4.93                     1.44        4.91       11.41      20.21       5.80        17.67       7.57        0.76        17.54


TRANSPORTATION   UTILITIES   CONGLOMERATES   TELECOMMUNICATIONS
--------------   ---------   -------------   ------------------
     0.28          2.54          0.87               4.07

 THE GUARDIAN PARK AVENUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[GROWTH OF INVESTMENT CHART]

                                                THE GUARDIAN PARK AVENUE             S&P 500
                                                     FUND (CLASS A)                   INDEX                  COST OF LIVING
                                                ------------------------             -------                 --------------
6/1/72                                           $         10000                  $    10000                 $     10000
                                                         9352.07                     9790.85                       10024
1972                                                     9914.46                     10935.5                     10209.8
                                                         7753.41                     9801.76                     10616.5
1973                                                     8349.32                     9320.12                     11105.8
                                                         8088.37                     8376.16                     11779.3
1974                                                     7010.23                     6860.77                     12476.5
                                                         10193.9                      9724.3                     12885.2
1975                                                     10301.8                     9410.43                     13341.9
                                                         12914.1                     11077.2                     13654.4
1976                                                     14711.8                       11628                       13991
                                                         15531.7                     11107.6                       14592
1977                                                     15877.5                     10765.9                     14928.5
                                                         17931.8                     11100.9                     15673.7
1978                                                     18177.6                     11454.1                     16274.7
                                                         20437.5                     12582.6                     17380.5
1979                                                     23464.9                     13538.8                     18438.3
                                                         24606.7                     14721.4                     19880.7
1980                                                     28512.4                       17907                     20746.1
                                                         30517.8                     17725.1                     21779.8
1981                                                     30159.7                     17009.4                     22597.1
                                                         28186.7                     15681.5                     23318.3
1982                                                     37817.8                     20656.2                     23462.5
                                                         49542.7                     25227.3                     23919.3
1983                                                     48638.8                     25279.7                       24352
                                                         47763.9                     24026.8                     24928.9
1984                                                     54796.7                     26822.1                     25313.6
                                                         64932.5                     31408.8                     25866.5
1985                                                     72870.6                     35288.9                     26275.2
                                                         93437.6                     42589.1                     26323.2
1986                                                     86265.1                     41837.4                     26563.6
                                                          104493                     53265.2                     27284.8
1987                                                     88817.7                     43971.7                     27741.6
                                                          107179                     49508.4                     28366.6
1988                                                      107273                     51153.7                     28967.6
                                                          124125                     59543.2                       29833
1989                                                      132839                     67203.7                     30313.8
                                                          131828                     69207.3                     31227.3
1990                                                      116458                     65040.9                     32164.8
                                                          136676                     74297.5                     32693.7
1991                                                      157405                     84769.5                     33150.4
                                                          159261                     84210.3                     33703.3
1992                                                      189636                     91213.7                       34112
                                                          215388                     95625.6                       34713
1993                                                      228090                      100349                     35049.6
                                                          218928                       96957                     35578.4
1994                                                      224815                      101655                     35987.1
                                                          270965                      122113                     36660.2
1995                                                      301881                      139649                     36900.6
                                                          334237                      153694                     37669.9
1996                                                      399827                      171525                     38126.6
                                                          452077                      206864                     38535.3
1997                                                      514907                      228623                     38775.7
                                                          585927                      269200                     39184.3
1998                                                      624578                      294369                     39400.7
                                                          675279                      330799                     39953.6
1999                                                      813487                      356272                     40459.4
                                                          836898                      354761                     41418.5
2000                                                      662010                      323862                     41563.6
6/30/01                                                   565937                      302233                     42994.7
2001

PERFORMANCE FOR CLASS B SHARES, CLASS C SHARES AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000, AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $565,937 on June 30, 2001. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $302,233. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

 THE GUARDIAN PARK AVENUE SMALL CAP FUND

OBJECTIVE:   Long-term growth of capital

PORTFOLIO:   At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with small market capitalization

INCEPTION:   May 1, 1997

NET ASSETS AT JUNE 30, 2001:   $181,714,857

Q:   HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2001?

A:   The Guardian Park Avenue Small Cap Fund lost 4.37%(1) for the first six months of 2001. The Russell 2000 Index posted a positive return of 6.94%(2) for the same period.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A:   The performance was affected by several factors. The most important was the return disparity between market cap

------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns. Likewise, return figures for the Russell 2000 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
ranges. Both quarters of the year witnessed the trend of larger cap stocks in the Russell 2000 Index drastically underperforming their micro cap counterparts. These micro cap stocks are typically off limits to small cap funds due to liquidity constraints and lack of meaningful data for use in quantitative and fundamental analysis. As long as this extreme market cap return disparity continues within the Russell 2000 Index, it will be difficult for many small cap funds to outperform the Index.

  Our overweight in technology stocks in the first quarter and subsequent underweight in the second quarter also negatively affected returns in both quarters. Finally, our overweight in the energy sector hurt us in the second quarter, as it was the worst performer of all economic sectors.

------------------------------------------------------------

"The ability of the Federal Reserve to avoid a recession is still very much in doubt. In this environment, we will maintain sector weightings that closely match the sector weightings of the Russell 2000 Index, and look to outperform via stock selection."
------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   The ability of the Federal Reserve to avoid a recession is still very much in doubt. In this environment, we will maintain sector weightings that closely match the sector weightings of the Russell 2000 Index, and look to outperform via stock selection. We will continue our efforts to lower and maintain a smaller median market cap.

 THE GUARDIAN PARK AVENUE SMALL CAP FUND


                       SECTOR WEIGHTINGS OF COMMON STOCKS
                      HELD BY THE FUND AS OF JUNE 30, 2001
[PIE CHART]

                                                                                 CAPITAL
                                                                                  GOODS
                        CREDIT     CONSUMER   CONSUMER    CONSUMER   CAPITAL        -                     BASIC
CASH                   CYCLICALS   SERVICES   CYCLICALS   STAPLES     GOODS     TECHNOLOGY    ENERGY    INDUSTRIES   FINANCIAL
----                   ---------   --------   ---------   --------   -------    ----------    ------    ----------   ---------
9.82                     3.23       12.24       11.91      15.34       3.14        12.88       7.44        1.29        14.52


CASH                   TRANSPORTATION   UTILITIES   CONGLOMERATES   TELECOMMUNICATIONS
----                   --------------   ---------   -------------   ------------------
9.82                        1.97          4.24          0.42               1.56

         TOP TEN HOLDINGS AS OF JUNE 30, 2001
      COMPANY             PERCENT OF TOTAL NET ASSETS
  1.  Alliant Techsystems, Inc.               0.80%
  2.  Precision Castparts Corp.               0.77%
  3.  HS Resources, Inc.                      0.75%
  4.  Genesco, Inc.                           0.72%
  5.  Microsemi Corp.                         0.72%
  6.  Ultramar Diamond Shamrock Corp.         0.70%
  7.  IVAX Corp.                              0.69%
  8.  Abercrombie & Fitch Co.                 0.68%
  9.  BE Aerospace, Inc.                      0.66%
 10.  Argosy Gaming Co.                       0.65%

                          AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
                                                              Inception                                     Since
                                                                Date          1 Year        3 Years       Inception
    Class A Shares (without sales charge)                       5/1/97        -16.29%        3.81%          12.28%
    Class A Shares (with sales charge)                          5/1/97        -20.06%        2.23%          11.05%
    Class B Shares (without sales charge)                       5/6/97        -16.93%        2.94%          10.50%
    Class B Shares (with sales charge)                          5/6/97        -19.42%        2.31%          10.32%
    Class C Shares (without sales charge)                       8/7/00          --            --           -18.83%
    Class C shares (with sales charge)                          8/7/00          --            --           -19.64%
    Class K Shares (without sales charge)                      5/15/01          --            --             2.42%
    Class K Shares (with sales charge)                         5/15/01          --            --             1.42%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN ASSET ALLOCATION FUND


[PHOTO]                      OBJECTIVE:   Long-term
Jonathan C. Jankus,             total investment
C.F.A.                          return consistent
Portfolio Manager               with moderate
                                investment risk
                             PORTFOLIO:   A mixture
                                of equity securities,
                                debt obligations and
                                money market
                                instruments;
                                purchases shares of
                                The Guardian Park
                                Avenue, The Guardian
                                S&P 500 Index, The
                                Guardian Investment
                                Quality Bond, and The
                                Guardian Cash
                                Management Funds
INCEPTION:   February 16, 1993

NET ASSETS AT JUNE 30, 2001:   $259,545,920

Q. THIS HAS BEEN AN UNIMPRESSIVE YEAR SO FAR FOR THE FINANCIAL MARKETS. HOW HAS THE FUND PERFORMED?

A. In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was -6.68% and the total return on bonds, as measured by the Lehman Aggregate Bond Index,(2) was 3.62%. Our theoretical benchmark, a portfolio created to hold 60% of its value in the S&P 500 Index and 40% in the Lehman Aggregate Bond Index (rebalanced monthly), would have returned -2.45%. The Fund's return over the period was -7.42%.(3)

  Our weak results relative to our benchmark were also reflected in our performance relative to our peers. We trailed the -4.48% return of funds with similar objectives and policies in the Lipper Analytical Services(4) universe, and underperformed the median return of -2.41% produced by Morningstar's(5) universe of asset allocation funds.

------------------------------------------------------------


(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Q.   WHAT STRATEGIES WERE USED BY THE FUND AND HOW DID THEY AFFECT PERFORMANCE?

A. As always, the Fund is managed using proprietary quantitative models, which attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variables in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

  In general, a declining interest rate environment and an economy, which, while slowing, appears capable of avoiding a recession, led us to raise our equity exposure relative to cash and bonds. Specifically, our stock/bond/cash mix at year-end 2000 was 60/40/0, and has subsequently been raised to a bullish 85/15/0. These weightings should be compared to the completely neutral 60/40/0 mix that we would expect to own when the markets were all fairly valued relative to one another.

------------------------------------------------------------

"We continue to be very aggressively positioned, and we will maintain this stance until either interest rates increase sufficiently or corporate profitability collapses."
------------------------------------------------------------

  Our performance was negatively affected by our asset allocation (which, since year-end 2000 has proved to be inappropriately positive on stocks), and the fact that the stocks that we have owned have underperformed the S&P 500 Index.

Q. WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A. We continue to be very aggressively positioned, and we will maintain this stance until either interest rates increase sufficiently or corporate profitability collapses, although an accommodative Federal Reserve Board, combined with tax cuts, has historically boded well for equities.

------------------------------------------------------------


(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(5) (C)2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

 THE GUARDIAN ASSET ALLOCATION FUND

                            PORTFOLIO COMPOSITION BY
                        ASSET CLASS AS OF JUNE 30, 2001

[PIE CHART]

                                                                        FIXED INCOME                      COMMON STOCKS
                                                                        ------------                      -------------
                                                                             15%                                85%

                            AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
                                                     Inception                                                   Since
                                                       Date          1 Year        3 Years       5 Years       Inception
    Class A Shares (without sales charge)            02/16/93        -10.61%        4.92%        11.81%          11.81%
    Class A Shares (with sales charge)               02/16/93        -14.63%        3.32%        10.79%          11.20%
    Class B Shares (without sales charge)            05/01/96        -11.35%        4.04%        10.58%          10.81%
    Class B Shares (with sales charge)               05/01/96        -14.01%        3.42%        10.45%          10.68%
    Class C Shares (without sales charge)            08/07/00          --            --            --           -12.19%
    Class C Shares (with sales charge)               08/07/00          --            --            --           -13.07%
    Class K Shares (without sales charge)            05/15/01          --            --            --            -1.77%
    Class K Shares (with sales charge)               05/15/01          --            --            --            -2.75%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN S&P 500 INDEX FUND


[PHOTO]                      OBJECTIVE:   Seeks to
Jonathan C. Jankus,             track the investment
C.F.A.                          performance of the
Portfolio Manager               Standard & Poor's 500
                                Composite Stock Price
                                Index ("the S&P 500
                                Index")
                             PORTFOLIO:   Common
                                stocks of companies
                                included in the S&P
                                500 Index, which
                                emphasizes securities
                                issued by large U.S.
                                companies
INCEPTION:   August 7, 2000

NET ASSETS AT JUNE 30, 2001:   $314,410,063

Q:   THIS HAS BEEN AN UNIMPRESSIVE YEAR SO FAR FOR THE FINANCIAL MARKETS. HOW
HAS THE FUND PERFORMED?

A:   In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was -6.68%. The Fund's return over the period was -6.93%.(2)

Q:   WHAT STRATEGIES WERE USED BY THE FUND AND HOW DID THEY AFFECT PERFORMANCE?

A:   As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We

------------------------------------------------------------


(1) "S&P," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services Corporation. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
attempt to do so by holding nearly all 500 of the stocks in the Index in approximately the same weights as they are represented in the Index. We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the Index or when dividends need to be reinvested.

------------------------------------------------------------

"We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the Index or when dividends need to be reinvested."
------------------------------------------------------------

Q:   WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE AND HOW ARE YOU POSITIONING THE
FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A:   As passive investors, we do not attempt to engage in either market timing or active security selection decisions. Our only goal is to match the returns of the broad equity market (as measured by the S&P 500 Index) in the most efficient way.

 THE GUARDIAN S&P 500 INDEX FUND


                          SECTOR WEIGHTING COMPARISONS

                    SECTOR WEIGHTINGS FOR THE S&P 500 INDEX
                              AS OF JUNE 30, 2001
[PIE CHART]

                                  CONSUMER
                                    NON-     CONSUMER   CONSUMER
BASIC MATERIALS         ENERGY    CYCLICAL   CYCLICAL   SERVICES   INDUSTRIALS   UTILITIES   TRANSPORT   TECHNOLOGY
---------------         ------    --------   --------   --------   -----------   ---------   ---------   ----------
3.98                     6.72       7.28       7.34       5.43        3.58         2.70        0.73         20.64


                                            COMMERCIAL                HEALTH
BASIC MATERIALS        TELECOMMUNICATIONS    SERVICES    FINANCIAL     CARE
---------------        ------------------   ----------   ---------    ------
3.98                          5.51             2.90        20.48      12.71

                       SECTOR WEIGHTINGS HELD BY THE FUND
                              AS OF JUNE 30, 2001
[PIE CHART]

                                  CONSUMER
                                    NON-     CONSUMER   CONSUMER
BASIC MATERIALS         ENERGY    CYCLICAL   CYCLICAL   SERVICES   INDUSTRIALS   UTILITIES   TRANSPORT   TECHNOLOGY
---------------         ------    --------   --------   --------   -----------   ---------   ---------   ----------
3.97                     6.74       7.26       7.63       5.43        3.58         2.69        0.73         20.54


                                            COMMERCIAL                HEALTH
BASIC MATERIALS        TELECOMMUNICATIONS    SERVICES    FINANCIAL     CARE
---------------        ------------------   ----------   ---------    ------
3.97                          5.55             2.84        20.33      12.71

        TOP TEN HOLDINGS AS OF JUNE 30, 2001
     COMPANY             PERCENT OF TOTAL NET ASSETS
 1.  General Electric Co.                    4.33%
 2.  Microsoft Corp.                         3.49%
 3.  Exxon Mobil Corp.                       2.72%
 4.  Citigroup, Inc.                         2.38%
 5.  Pfizer, Inc.                            2.26%
 6.  AOL Time Warner, Inc.                   2.05%
 7.  Wal-Mart Stores, Inc.                   1.95%
 8.  American Int'l. Group, Inc.             1.79%
 9.  Int'l. Business Machines                1.78%
10.  Intel Corp.                             1.76%

            AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
                                                              Inception         Since
                                                                Date          Inception
    Class A Shares (without sales charge)                       8/7/00         -16.37%
    Class A Shares (with sales charge)                          8/7/00         -20.13%
    Class B Shares (without sales charge)                       8/7/00         -16.96%
    Class B Shares (with sales charge)                          8/7/00         -19.45%
    Class C Shares (without sales charge)                       8/7/00         -16.96%
    Class C shares (with sales charge)                          8/7/00         -17.79%
    Class K Shares (without sales charge)                      5/15/01          -1.98%
    Class K Shares (with sales charge)                         5/15/01          -2.96%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND


[PHOTO]                     OBJECTIVE:   Long-term
R. Robin Menzies               growth of capital
Portfolio Manager           PORTFOLIO:   At least 80%
                               in a diversified
                               portfolio of common
                               stocks of companies
                               domiciled outside of
                               the United States
                            INCEPTION:   February 16,
                               1993

NET ASSETS AT JUNE 30, 2001:   $124,763,909

Q:   HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

A:   In the first six months of 2001, the total return for the Fund was
-13.38%,(1) compared with the total return of -14.40% for the MSCI EAFE Index.(2) Most major international markets continued to fall, and the strength of the dollar against foreign currencies added to the declines. In local currency terms, the MSCI EAFE Index had a total return of -6.56%.

  The Asian markets performed better than European ones. The MSCI Japan Index had a total return of -8.17% (and in local currency terms was up by 0.28%) and the MSCI Pacific ex-Japan Index had a total return of -7.34%, while

------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.


(3) These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Pacific ex-Japan Index is generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong, and New Zealand. The MSCI Europe Index is generally considered to be representative of European stock market activity. The returns for these indexes do not reflect expenses that are deducted from the Fund's return.
the MSCI Europe Index had a total return of -16.96%.(3) MSCI industry sector returns were even more widely varied than country returns. More cyclical, "old economy" sectors like energy and autos produced positive returns, while the most pain was experienced once again in technology-related sectors. Technology hardware and equipment and telecommunication services sectors both fell by more than 30%.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The Fund did better than the MSCI EAFE Index thanks to satisfactory stock selection, as the companies we invested in did better than the averages for their country or industrial sector. We were helped by having a below-index weight in the poorly performing telecommunications services sector and, despite being overweight in technology hardware and equipment, our stocks performed so well (relative to the sector) that there was an overall positive contribution to relative performance. Negative factors included disappointing performance of holdings in the media sector.

------------------------------------------------------------

"We are confident that the current sharp deceleration in most international economies' growth will come to an end. We are less sure when."
------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   We are confident that the current sharp deceleration in most international economies' growth will come to an end. We are less sure when. Continental Europe appears to be slowing at an accelerating pace, while Japan's economic condition remains poor -- though we are impressed at the reforms being introduced by Mr. Koizumi, Japan's new Prime Minister. The smaller Asian economies have been deeply affected by the slow-down in the electronics industry, but will probably recover more rapidly once excess inventories are consumed. In contrast, Britain's economy remains relatively buoyant. With inflation still relatively low, there should be further monetary and fiscal stimulation in most areas that will in due course bring a recovery. In the meantime, we will concentrate on finding well-run and fundamentally strong companies for the Fund.

 THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                              AS OF JUNE 30, 2001
[PIE CHART]

UK                                             JAPAN               ASIA PACIFIC        CONTINENTAL EUROPE            CASH
--                                             -----               ------------        ------------------            ----
20.69%                                         25.08%                  7.69%                 43.87%                  2.67%

                                       TOP TEN HOLDINGS AS OF JUNE 30, 2001
                COMPANY             PERCENT OF TOTAL NET ASSETS           INDUSTRY SECTOR             COUNTRY
  1.  Total Fina Elf S.A.                      3.23%              Oil and Gas Producing            France
  2.  Glaxosmithkline                          2.88%              Pharmaceuticals                  United Kingdom
  3.  Aventis S.A.                             2.60%              Pharmaceuticals                  France
  4.  BP Amoco PLC                             2.36%              Oil-Integrated-International     United Kingdom
  5.  Swiss Re                                 2.19%              Insurance                        Switzerland
  6.  Novartis AG                              1.82%              Pharmaceuticals                  Switzerland
  7.  Toyota Motor Corp.                       1.69%              Automotive                       Japan
  8.  Promise Co.                              1.67%              Financial-Other                  Japan
  9.  Fast Retailing Co. Ltd.                  1.66%              Merchandising-Department Stores  Japan
 10.  Nestle S.A.                              1.64%              Food, Beverage and Tobacco       Switzerland

                            AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
                                                     Inception                                                   Since
                                                       Date          1 Year        3 Years       5 Years       Inception
    Class A Shares (without sales charge)             2/16/93        -26.90%       -3.03%         4.69%           8.42%
    Class A Shares (with sales charge)                2/16/93        -30.19%       -4.51%         3.73%           7.83%
    Class B Shares (without sales charge)              5/1/96        -27.77%       -4.03%         3.47%           3.47%
    Class B Shares (with sales charge)                 5/1/96        -29.94%       -4.67%         3.29%           3.30%
    Class C Shares (without sales charge)              8/7/00          --            --            --           -24.03%
    Class C shares (with sales charge)                 8/7/00          --            --            --           -24.79%
    Class K Shares (without sales charge)             5/15/01          --            --            --            -5.86%
    Class K Shares (with sales charge)                5/15/01          --            --            --            -6.80%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


[PHOTO]                     OBJECTIVE:   Long-term
Edward H. Hocknell             capital appreciation
Portfolio Manager           PORTFOLIO:   At least 65%
                               in a portfolio of
                               common stocks and
                               convertible securities
                               issued by companies in
                               emerging markets
                            INCEPTION:   May 1, 1997

NET ASSETS AT JUNE 30, 2001:   $41,653,606

Q:   HOW DID THE FUND PERFORM IN THE FIRST SIX MONTHS OF 2001?

A:   The Fund's total return in the first six months of 2001 was 4.45%,(1) which compares very favorably with a decline of 1.78% in the Morgan Stanley Capital International Emerging Markets Free Index,(2) expressed in dollars. Emerging markets have substantially outperformed developed markets during this period.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE AND WHAT WAS YOUR STRATEGY?

A:   The major influence on emerging markets during the period was the manner in which economies and profits were exposed to the slowdown in developed markets. For instance, Mexico, which had previously been in danger of over-heating, has enjoyed excellent market performance as

------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, total return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.
a cooling in demand has eased pressure on the central bank to raise interest rates. Conversely the Taiwanese market has suffered from a big decline in export earnings, especially for technology goods, and an extension of that export weakness to the domestic economy. At a general level, the easing of monetary policy throughout the emerging markets universe is building the foundations of an ultimate recovery in investment and consumption.

  Our outperformance has been generated mostly at the stock level, where our ownership of cheap, domestically exposed companies in places like China and Korea has delivered strong absolute returns. At the country level, avoidance of the worst during the Turkish devaluation crisis and our consistent overweight position in Mexico helped us to perform better than the Index. Our major underweight in India was also a factor, as the market has received a battering from several different causes. We have maintained our cautious approach to the technology, multimedia and telecommunications sectors, in anticipation of the continued deterioration of operating conditions.

------------------------------------------------------------

"With interest rates continuing to fall, there may be further expansion of the money supply and this cash is increasingly likely to find its way into stock markets."
------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   Looking forward, two factors seem set to dictate the behavior of emerging markets: liquidity and the timing of a global demand recovery. We are aware of developing bubbles in certain emerging markets, most notably China. With interest rates continuing to fall, there may be further expansion of the money supply and this cash is increasingly likely to find its way into stock markets. The major trigger for upward movement in stock markets, however, is likely to be a resumption of export orders. While we think that such a recovery will eventually result from the actions of western policy-makers, there is no guarantee that it will occur within the next six months. We are, on the other hand, inclined to believe that whether markets rise or fall over the next half-year, emerging markets stand a good chance of sustaining their outperformance of developed markets.

 THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                              AS OF JUNE 30, 2001
[PIE CHART]

ASIA, MIDDLE EAST AND AFRICA                          LATIN AMERICA                  EUROPE                       CASH
----------------------------                          -------------                  ------                       ----
60.84%                                                    27.52%                      5.86%                       5.78%

                                            TOP TEN HOLDINGS AS OF JUNE 30, 2001
                  COMPANY                      PERCENT OF TOTAL NET ASSETS               INDUSTRY SECTOR          COUNTRY
  1.  China Mobile Ltd.                                   3.89%                    Telecommunications           Hong Kong
  2.  Kumkang Korea Chemical Co. Ltd.                     2.32%                    Building Materials and       South Korea
                                                                                   Homebuilders
  3.  Anglo American PLC                                  2.18%                    Construction and Mining      South Africa
  4.  United Microelectronics Corp.                       2.14%                    Electronics and Instruments  Taiwan
  5.  Telefonos de Mexico S.A. ADR                        2.05%                    Telecommunications           Mexico
  6.  Hyundai Dept. Store Co. Ltd.                        1.94%                    Merchandising -- Department  South Korea
                                                                                   Stores
  7.  Iscor Ltd.                                          1.94%                    Metals-Steel                 South Africa
  8.  Hankuk Electric Glass Co. Ltd.                      1.83%                    Manufacturing                South Korea
  9.  Cemex S.A. de C.V. ADR                              1.74%                    Construction and Mining      Mexico
 10.  China Everbright                                    1.72%                    Financial-Other              Hong Kong

                          AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
                                                              Inception                                     Since
                                                                Date          1 year        3 Years       Inception
    Class A Shares (without sales charge)                       5/1/97        -20.28%        6.49%          -2.94%
    Class A Shares (with sales charge)                          5/1/97        -23.87%        4.87%          -4.01%
    Class B Shares (without sales charge)                       5/6/97        -21.58%        4.11%          -5.21%
    Class B Shares (with sales charge)                          5/6/97        -23.93%        3.49%          -5.44%
    Class C Shares (without sales charge)                       8/7/00          --            --           -16.83%
    Class C shares (with sales charge)                          8/7/00          --            --           -17.66%
    Class K Shares (without sales charge)                      5/15/01          --            --             2.99%
    Class K Shares (with sales charge)                         5/15/01          --            --             1.99%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN INVESTMENT QUALITY BOND FUND


[PHOTO]                 [PHOTO]
Thomas G. Sorell,       Howard W. Chin
C.F.A.                  Co-Portfolio Manager
Co-Portfolio Manager

NET ASSETS AT JUNE 30, 2001:   $166,572,646

Q:   HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2001?

A:   The Fund had a total return of 3.59%(1) for the six months ended June 30,
2001, outperforming the average fund in our Lipper Intermediate Investment Grade(2) peer group, which returned 3.35% for the same period. The peer group consists of other mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) returned 3.62% for the first half of 2001.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Growing signs of an economic recession led the Federal Reserve Board (Fed)
to aggressively ease monetary policy, reducing the Federal Funds rate from 6.50% to 3.75% during the first half of 2001. The yield curve steepened significantly as a result of this action, as interest rates on shorter-dated Treasury maturities declined, while the yield on longer maturities increased. The slope of the yield curve (as measured by the difference in yields between 2- and 30-year Treasury securities) increased from 0.48% at year-end 2000 to 1.52% on June 30, 2001. As a result of this yield curve steepening, the performance of Treasury securities displayed a markedly mixed pattern for the first half of the year, with total returns strongly dependent on the maturity of the bond in question. For example, the 2-year note had a positive return of 3.63%, while in contrast, 10- and 30-year Treasuries had negative returns (-0.48% and -2.96%, respectively.)

  Shorter-maturity fixed income securities were the principal beneficiaries of the Fed's actions, but higher-
------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Likewise, Lipper return figures do not reflect the deduction of any sales charges that an investor might have to pay when purchasing or redeeming shares of the Fund.


(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect the deduction of any sales charges that an investor might have to pay when purchasing or redeeming shares of the Fund.
yielding spread assets reacted positively across all maturities as well. The Lehman Aggregate Bond Index outperformed equal duration Treasuries by 0.86%. This was in large part due to the positive contribution from the corporate bond sector. Despite signs of declining corporate profitability, investors grew more confident that the Fed's rate cuts would result in a quick recovery and corporate bonds, which had performed so poorly last year, outperformed similar duration Treasuries by almost 3% during this period. The structured product or "spread" sectors -- mortgage-, asset- and commercial mortgage-backed securities (MBS, ABS and CMBS, respectively) did less well than corporates, but still provided positive nominal returns and outperformed comparable duration Treasuries by a significant margin, with the ABS sector turning in the most notable performance. Specifically, MBS, ABS and CMBS returned 3.78%, 4.41% and 3.43%, respectively in the first half of 2001, as measured by their corresponding Lehman indexes,(4) while their returns over Treasuries were 0.28%, 0.86% and 0.67%, respectively.

------------------------------------------------------------

"There is likely to be increasing volatility in the shape of the yield curve as the market attempts to gauge when the current round of Fed rate cuts will end. We will monitor these factors closely and rebalance our sector allocations as appropriate."
------------------------------------------------------------

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A:   We entered 2001 with a somewhat defensive posture and a selectively overweighted exposure to many of the spread sectors, which served us very well when the fixed income market posted its stellar performance early in the year. In fact, all the spread asset sectors outperformed comparable duration Treasuries by a wide margin. Our outperformance was further bolstered by our overweight in lower quality investment grade corporate credits that tightened dramatically. As importantly, we scaled out of that exposure following its strong performance in favor of higher quality credits just prior to that asset's sharp subsequent underperformance. More broadly, we reduced our corporate holdings after their strong January performance, but were able to increase that exposure on a timely basis in March and April as the corporate sector once again outperformed in the second quarter.

  The initial exposure in lower quality corporate credits was counterbalanced by an overweight in highly rated structured product securities, but even here, we expressed a slightly defensive strategy. We underweighted MBS in favor of assets with better convexity(5) characteristics such as ABS and CMBS. The significant underweight in MBS served us well as the sector underperformed for the majority of the first quarter as investors shied away from the sector's increasing prepayment risk. We subsequently eliminated the underweighted position in April, which
------------------------------------------------------------


(4) The respective Lehman Brothers indexes are: the Lehman MBS Index, the Lehman ABS Index, and the Lehman CMBS Index.


(5) Duration predicts how a bond's price will change as rates change, and convexity indicates how the bond's duration will change for that same rate change. A bond exhibits positive convexity when, for a given drop in rates, its price increases more than would be predicted by its duration alone.

allowed the Fund to fully participate in the MBS sector's outperformance during the second quarter.

  In retrospect, the Fund's very positive performance was in large part due to our corporate bond strategy and our timely asset allocation shifts between various Treasury and spread sectors. However, we may have been overly defensive at various points during the first half, given our concerns regarding the weakened state of the economy. For example, corporates continued to perform well in the second quarter after we had reduced our exposure and our lack of investment in European telephone bonds proved to be a missed opportunity. In addition, while our overall strategy in structured products fared well, our exposure in CMBS was a negative factor as the sector's exposure to swap spreads and the longer end of the yield curve caused it to underperform in several months during the first half.

Q:   WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A:   In the near term, we believe the market will remain focused on the timing and magnitude of any economic recovery resulting from the Fed's recent rate cuts. The prospects for a recovery remain unclear and market sentiment has been particularly volatile in this regard. Reports of layoffs and weakness in manufacturing and corporate profitability abound, while concern over inflation seems to have receded as energy prices have stabilized. As a result, there have been some sharp opinion swings regarding the duration of the recession, and until the effects of the rate cuts become more apparent, the uncertainty in the marketplace is likely to persist.

  Against this backdrop, the fixed income market will most likely take its cue from the equity markets and as a result, we believe a defensive posture is warranted. After their strong first half performance, some fixed income sectors have become less attractive. We will likely retain a neutral exposure to the corporate sector, but plan on having an overweighted position in the spread sectors overall. We particularly favor the structured product sectors and shorter maturity assets that would benefit from a steep yield curve and attractive breakeven valuations. Looking even further, the key investment decision for the balance of the year will be the sector asset allocation of Treasuries relative to spread assets, and that in turn, hinges on whether the economy recovers in 2001 or beyond. Similarly, there is likely to be increasing volatility in the shape of the yield curve as the market attempts to gauge when the current round of Fed rate cuts will end. We will monitor these factors closely and rebalance our sector allocations as appropriate.



                        RECENT ASSET ALLOCATION STRATEGY
                      (% MARKET VALUES, AS OF QUARTER END)

[RECENT ASSET ALLOCATION CHART]

                                 2ND QUARTER 00      3RD QUARTER 00      4TH QUARTER 00      1ST QUARTER 01      2ND QUARTER 01
                                 --------------      --------------      --------------      --------------      --------------
Treasuries/Agencies                   20.9                16.8                22.2                35.0                25.1
Corporates                            25.2                28.4                23.1                21.3                20.0
MBS                                   45.0                47.8                49.3                34.4                42.9
ABS                                    4.6                 3.6                 2.2                 4.9                 9.8
Cash Equivalents*                      4.3                 3.4                 3.2                 4.4                 2.2

* Cash as a percentage of net assets excluding commercial paper and repurchase agreements matched against forward purchases and reverse repurchase agreements.


                            AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
                                                      Inception                                                  Since
                                                        Date          1 Year       3 Years       5 Years       Inception
    Class A Shares (without sales charge)              2/16/93        9.87%         5.36%         6.66%          5.68%
    Class A Shares (with sales charge)                 2/16/93        4.93%         3.76%         5.68%          5.10%
    Class B Shares (without sales charge)               8/7/00         --            --            --            7.74%
    Class B Shares (with sales charge)                  8/7/00         --            --            --            4.74%
    Class C Shares (without sales charge)               8/7/00         --            --            --            7.74%
    Class C Shares (with sales charge)                  8/7/00         --            --            --            6.74%
    Class K Shares (without sales charge)              5/15/01         --            --            --            0.82%
    Class K Shares (with sales charge)                 5/15/01         --            --            --           -0.18%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN HIGH YIELD BOND FUND


[LIEBST PHOTO]          [SORELL PHOTO]
Peter J. Liebst         Thomas G. Sorell,
Co-Portfolio Manager    C.F.A.
                        Co-Portfolio Manager

OBJECTIVE:  Seeks current income. Capital appreciation is a secondary objective

PORTFOLIO:  At least 75% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated

INCEPTION:   September 1, 1998

NET ASSETS AT JUNE 30, 2001:   $55,710,601

Q.   HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

A. The Guardian High Yield Bond Fund posted a 0.98%(1) return for the first six months of calendar year 2001. This compared to an average 1.65% return for the 400 high yield bond funds tracked by Lipper Analytical Services.(2) The Guardian High Yield Bond Fund ranked in the 56th percentile of the Lipper peer group for the year ending June 30, 2001. As a measure of the overall high yield market, the CS First Boston High Yield Index(3) posted a 4.61% return for the first six months of 2001. Only 23% of the 400 Lipper tracked high

------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(3) The Credit Suisse (CS) First Boston High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dominated high yield debt market. The CS First Boston High Yield Index is not available for direct investment, and the returns do not reflect fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(4) The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(5) CS First Boston High Yield Index total return figures for securities representing the telecommunications, wireless communications and information technology industries, respectively.

(6) CS First Boston High Yield Index aggregate weighting as of December 31, 2000 of the telecommunications, wireless communications and information technology industries.
yield bond funds outperformed the Index during this period. The Lehman Brothers Corporate High Yield Index(4) posted a 3.93% return for the same period.

Q.   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The high yield market began calendar year 2001 with an explosion of optimism resulting in a healthy first quarter return of 5.24%, as measured by the CS First Boston High Yield Index. Unfortunately, this was somewhat diluted during the second quarter as investors received a clearer understanding of the magnitude of the slowing economy and its ultimate impact on industry. The net result was a second quarter return of -0.60% for the overall high yield market as measured by the Index, resulting in 4.61% for the first half of 2001.

  During the second quarter, returns among the industries within the high yield market were mixed. Supported by continued concerns over the potential for a prolonged and deeper economic slowdown than previously envisioned, investors directed their attention to more defensive opportunities. This resulted in continued strong returns in industries such as food and beverage, food and drug retailers, and healthcare. Conversely, industries dominated by highly leveraged developing companies such as telecommunications, wireless communications, and information technology saw investors dramatically adjust the risk premium demanded as well as their appetite for investments in such firms. The consequence was a -23.22%, -6.06%, and -0.43%(5) return over the first half of 2001 for these three industries, respectively. These were the only three industries to post negative returns in the high yield market for the first half of the year. However, together they represented 24.2%(6) of the high yield market's value at the beginning of the year, consequently, their impact was significant.

------------------------------------------------------------

"While we forecast a stabilization of the U.S. economy to be realized in the second half of the year, until we have a clearer view of this reality, we are taking a more defensive position in our industry weightings and issuer exposures."
------------------------------------------------------------

  The underperformance of The Guardian High Yield Bond Fund during the first half of 2001 was due in part to the Fund's position in telecommunications. The Fund entered the year in an overweight position in this industry, and while exposure was reduced during the first quarter of the year, the performance of holdings in this sector was a significant drag on the Fund's overall performance for the first half of the year.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. We are entering the second half of 2001 with a cautious eye on the economy, being fully aware of the potential strain a prolonged economic downturn would have on many high yield issuers. While we forecast a stabilization of the U.S. economy to be realized in the second half of the year, until we have a clearer view of this reality, we are taking a more defensive position in our industry weightings and issuer exposures.

 THE GUARDIAN HIGH YIELD BOND FUND


                       CREDIT QUALITY AS OF JUNE 30, 2001
[PIE CHART]

TREASURY                                        BBB                     BB                     B                 CCC & BELOW
--------                                        ---                     --                     -                 -----------
10                                               3                      22                     56                     9

                       SECTOR WEIGHTINGS HELD BY THE FUND
                              AS OF JUNE 30, 2001
[PIE CHART]

Media & Telecommunications                                                       32.21
Energy                                                                           10.01
Gaming & Leisure                                                                  6.89
Short-Term                                                                        5.62
Healthcare                                                                        9.09
Information Technology                                                            2.67
Service                                                                           2.22
Forest Products & Containers                                                      3.81
Consumer Non Durables                                                             8.41
Manufacturing                                                                     0.61
Aerospace                                                                         4.75
Food & Tobacco                                                                    5.54
Financials                                                                        1.24
Housing                                                                           1.96
Transportation                                                                    2.38
Utility                                                                           2.59

         TOP TEN HOLDINGS AS OF JUNE 30, 2001
      COMPANY             PERCENT OF TOTAL NET ASSETS
  1.  Calpine Canada Energy                   2.54%
  2.  Michael Foods Corp.                     2.00%
  3.  Hollywood Casino Corp.                  1.89%
  4.  Mandalay Resort Group                   1.88%
  5.  Chesapeake Energy Corp.                 1.82%
  6.  Premier Parks, Inc.                     1.80%
  7.  Fisher Scientific Int'l., Inc.          1.77%
  8.  Waterford Gaming LLC                    1.68%
  9.  Pegasus Comm. Corp.                     1.59%
 10.  Vintage Petroleum, Inc.                 1.58%

                    AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 2001
                                                              Inception                      Since
                                                                Date          1 Year       Inception
    Class A Shares (without sales charge)                       9/1/98        -4.87%         1.03%
    Class A Shares (with sales charge)                          9/1/98        -9.15%        -0.60%
    Class B Shares (without sales charge)                       9/1/98        -5.76%         0.02%
    Class B Shares (with sales charge)                          9/1/98        -8.59%        -0.69%
    Class C Shares (without sales charge)                       8/7/00          --          -5.86%
    Class C shares (with sales charge)                          8/7/00          --          -6.80%
    Class K Shares (without sales charge)                      5/15/01          --         -2.92%
    Class K Shares (with sales charge)                         5/15/01          --         -3.89%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN TAX-EXEMPT FUND


[PHOTO]                       OBJECTIVE:   Seeks to
Alexander M. Grant, Jr.          maximize current income
Portfolio Manager                exempt from federal
                                 income taxes,
                                 consistent with the
                                 preservation of capital
                              PORTFOLIO:   At least 80%
                                 in investment grade
                                 debt obligations issued
                                 by state and local
                                 authorities
INCEPTION:   February 16, 1993

NET ASSETS AT JUNE 30, 2001:   $107,594,618

Q.   HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM IN THE FIRST SIX MONTHS OF
2001?

A. The Guardian Tax-Exempt Fund produced a total return of 2.28%(1) for the six-month period ending June 30, 2001. The Lehman Municipal Bond Index(2) produced a total return of 2.94% for the same period.

  The average fund in the Lipper General Municipal(3) peer group for the 12-month period ending June 30, 2001 returned 9.23%, ranking the Fund 91st out of 271 funds with the same objective and in the 34th percentile. The

------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1%) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the expenses that have been deducted from the Fund's return. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(4) (C) 2001 Morningstar, Inc.. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.
Fund's return for this period was 9.65%. For the 12-month period ending June 30, 2001, the Fund's total return ranked it in the 33rd percentile in the Morningstar, Inc.(4) municipal national long fund category.

  As of June 30, 2001, the Fund's 30-day yield was 4.22%. That is equivalent to a 6.99% taxable yield for an individual in the highest federal income tax bracket.

Q.   WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. For the first six months of the year, new bond issuance, as a direct result of the Federal Reserve Board (Fed) action in lowering taxable rates, increased 38.9% to $133.5 billion from $96.1 billion in the first half of 2000. Issuers refunded higher interest rate bonds and sold new money at favorable rates. Of the $133.5 billion, $31.8 billion was for refunding older bonds, versus only $8.1 billion for the first half of 2000. Our strategy was to buy good quality, attractively structured national market names and stay away from "hot" deals or lower investment quality bonds. On the sell side, we selectively sold retail and institutional blocks when the bids were right in terms of the spread off our benchmarks.

------------------------------------------------------------

"Our strategy was to buy good quality, attractively structured national market names and stay away from "hot" deals or lower investment quality bonds."
------------------------------------------------------------

  With aggressive Fed easing, the best performing bonds were in the shorter-to-intermediate end of the yield curve. Additionally, the best performers were the higher yielding, lower-credit quality and non-rated bonds. For prudent investment reasons, we stayed away from such risky bonds. Our Fund lagged largely because our duration was longer than funds that had better performance and we had neither non-rated nor low investment grade bonds in the Fund.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. The increased volume in the first half of 2001 was easily absorbed by traditional institutional and retail investors as well as crossovers and arbitrage, brought in by the attractive ratios to taxable bonds. Much of the issuance was high yielding bonds of medium- to low-investment grade quality, that is, not high grades that also attracted investors looking for high yields. We expect a strong forward calendar to continue in this lower interest rate environment and this investing pattern to continue.

 THE GUARDIAN TAX-EXEMPT FUND

                   PORTFOLIO COMPOSITION BY SECTOR ALLOCATION
                              AS OF JUNE 30, 2001
[PIE CHART]

                                                LOCAL GENERAL OBLIGATION
STATE GENERAL OBLIGATION BONDS                            BONDS                   REVENUE BONDS               INSURED BONDS
------------------------------                  ------------------------          -------------               -------------
5.39%                                                     20.96%                      24.78%                      48.87%

                                 CREDIT QUALITY
                              AS OF JUNE 30, 2001
[PIE CHART]

AAA/US GOVT. & GOVT. AGENCY                                AA                           A                          BBB
---------------------------                            ---------                    ---------                  -----------
58.28%                                                    32.34%                      7.43%                        1.95%

                             AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2001
                                                        Inception                                                  Since
                                                          Date          1 Year       3 Years       5 Years       Inception
    Class A Shares (without sales charge)                2/16/93        9.65%         4.83%         6.11%          4.88%
    Class A Shares (with sales charge)                   2/16/93        4.72%         3.23%         5.14%          4.30%
    Class C Shares (without sales charge)                 8/7/00         --            --            --            6.87%
    Class C Shares (with sales charge)                    8/7/00         --            --            --            5.87%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1%) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN CASH MANAGEMENT FUND


[PHOTO]                       OBJECTIVE:   Seeks as high
Alexander M. Grant, Jr.          a level of current
Portfolio Manager                income as is consistent
                                 with liquidity and
                                 preservation of capital
                              PORTFOLIO:   Short-term
                                 money market
                                 instruments
                              INCEPTION:   November 3,
                                 1982

NET ASSETS AT JUNE 30, 2001:   $531,838,863

Q:   HOW DID THE GUARDIAN CASH MANAGEMENT FUND PERFORM DURING THE FIRST HALF OF
2001?

A:   As of June 29, 2001 the effective 7-day annualized yield for The Guardian
Cash Management Fund was 3.13%.(1) The Fund produced an annualized total return of 4.29%(2) for the half-year ended June 30, 2001. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 3.46%; total return for the same category was 4.55%. iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A:   The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all of our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's
------------------------------------------------------------


(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.


(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without these expense assumptions, the returns would have been lower. The total return and yield figures cited represent total return and yield for Class A shares. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
Corporation for the Fund's portfolio. Most of the portfolio (97.83%) was invested in commercial paper; the balance (2.17%) was invested in repurchase agreements.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Money market funds are directly affected by the actions of the Federal
Reserve Board (Fed). During the first half of 2001, the Fed's policy making Federal Open Market Committee (FOMC) lowered the Federal Fund's target rate to 3.75%. The Federal Fund's target is the rate at which banks can borrow from each other overnight. While the Fed does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Fed. Another factor affecting performance was the portfolio's average maturity of 30 days as of June 29, 2001. The average Tier One money market fund as measured by iMoneyNet had an average maturity of 52 days.

------------------------------------------------------------

"Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund."
------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?

A:   Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of funds in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

SCHEDULE OF INVESTMENTS

June 30, 2001 (Unaudited)

-   The Guardian Park Avenue Fund

 COMMON STOCKS -- 95.6%

Shares                                                  Value
-------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.0%
      36,000  Alliant Techsystems, Inc.*       $    3,236,400
     101,300  B.F. Goodrich Co.                     3,847,374
     241,400  Boeing Co.                           13,421,840
      98,600  Precision Castparts Corp.             3,689,612
                                               --------------
                                                   24,195,226
-------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.6%
     164,200  Dana Corp.                            3,832,428
     400,000  Goodyear Tire & Rubber Co.           11,200,000
                                               --------------
                                                   15,032,428
-------------------------------------------------------------
BIOTECHNOLOGY -- 4.2%
     195,300  Abgenix, Inc.*                        8,788,500
     209,700  Amgen, Inc.*                         12,724,596
     223,200  CuraGen Corp.*                        8,124,480
     160,100  Enzon, Inc.*                         10,006,250
     217,200  Genzyme Corp.*                       13,249,200
     100,600  Human Genome Sciences, Inc.*          6,061,150
     200,800  MedImmune, Inc.*                      9,477,760
     109,400  Millennium Pharmaceuticals,
                Inc.*                               3,892,452
     127,700  Myriad Genetics, Inc.*                8,085,951
      83,900  OSI Pharmaceuticals, Inc.*            4,412,301
     124,200  Protein Design Labs., Inc.*          10,775,592
     121,000  Sepracor, Inc.*                       4,815,800
     128,600  Vertex Pharmaceuticals, Inc.*         6,365,700
                                               --------------
                                                  106,779,732
-------------------------------------------------------------
BROADCASTING AND PUBLISHING -- 0.5%
     277,800  Comcast Corp.*                       12,056,520
-------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 1.5%
     212,700  Centex Corp.                          8,667,525
     377,050  D.R. Horton, Inc.                     8,559,035
     283,800  Lennar Corp.                         11,834,460
     173,600  Pulte Corp.                           7,400,568
                                               --------------
                                                   36,461,588
-------------------------------------------------------------
CHEMICALS-MISCELLANEOUS -- 0.1%
      66,200  PPG Industries, Inc.*                 3,480,134
-------------------------------------------------------------
COMPUTER SOFTWARE -- 8.5%
     275,300  Adobe Systems, Inc.                  12,939,100
      60,500  Advent Software, Inc.*                3,841,750
     105,700  Autodesk, Inc.*                       3,942,610
     406,200  BMC Software, Inc.*                   9,155,748
     340,800  Computer Associates Int'l.,
                Inc.                               12,268,800
     976,800  Compuware Corp.*                     13,665,432
     106,600  First Data Corp.                      6,849,050
      66,000  Mercury Interactive Corp.*            3,953,400
   1,225,000  Microsoft Corp.*                     89,425,000
     883,600  Oracle Corp.*                        16,788,400
     230,500  PeopleSoft, Inc.*                    11,347,515
     397,800  Peregrine Systems, Inc.*             11,536,200
     174,900  Siebel Systems, Inc.*                 8,202,810
     129,400  SunGard Data Systems, Inc.*           3,883,294
      92,200  VERITAS Software Corp.*               6,134,066
                                               --------------
                                                  213,933,175
-------------------------------------------------------------
COMPUTER SYSTEMS -- 2.1%
     104,600  EMC Corp.*                            3,038,630
     383,700  Int'l. Business Machines             43,358,100
      55,300  Lexmark Int'l. Group, Inc.*           3,718,925
      34,700  NVIDIA Corp.*                         3,218,425
                                               --------------
                                                   53,334,080
-------------------------------------------------------------
CONGLOMERATES -- 5.2%
   2,233,800  General Electric Co.                108,897,750
     149,000  Loews Corp.                           9,600,070
     225,500  Tyco Int'l. Ltd.                     12,289,750
                                               --------------
                                                  130,787,570
-------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.1%
     145,300  Int'l. Flavors & Fragrances,
                Inc.                                3,651,389
-------------------------------------------------------------

-------------------------------------------------------------
Shares                                                  Value
-------------------------------------------------------------
DRUGS AND HOSPITALS -- 9.5%
     398,000  American Home Products Corp.*    $   23,259,120
     173,600  Andrx Group*                         13,367,200
      78,400  Barr Laboratories, Inc.*              5,520,144
     123,800  Biovail Corp.*                        5,385,300
      47,320  Cybear Group*                            22,240
     196,100  Elan Corp. PLC*                      11,962,100
     180,800  Forest Laboratories, Inc.*           12,836,800
     195,300  Gilead Sciences, Inc.*               11,364,507
     207,200  HCA-The Healthcare Corp.              9,363,368
     162,800  ImClone Systems, Inc.*                8,595,840
     353,325  IVAX Corp.*                          13,779,675
     342,000  Mylan Laboratories, Inc.              9,620,460
   1,196,100  Pfizer, Inc.                         47,903,805
     240,700  Shire Pharmaceuticals Group
                PLC*                               13,358,850
     366,300  Tenet Healthcare Corp.*              18,897,417
     190,600  Teva Pharmaceutical Inds. Ltd.
                ADR                                11,874,380
     255,600  Universal Health Svcs., Inc.*        11,629,800
     181,100  Watson Pharmaceuticals, Inc.*        11,163,004
                                               --------------
                                                  239,904,010
-------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 4.0%
     472,200  Advanced Micro Devices, Inc.*        13,637,136
     345,400  Altera Corp.*                        10,016,600
     172,900  Analog Devices, Inc.*                 7,477,925
     512,000  AVX Corp.                            10,752,000
     292,900  Cypress Semiconductor Corp.*          6,985,665
     239,300  Integrated Device Technology,
                Inc.*                               7,583,417
     544,800  Intel Corp.                          15,935,400
     150,000  Kemet Corp.*                          2,971,500
     201,500  Lattice Semiconductor Corp.*          4,916,600
     511,900  LSI Logic Corp.*                      9,623,720
     197,900  LTX Corp.*                            5,058,324
     218,800  National Semiconductor Corp.*         6,371,456
                                               --------------
                                                  101,329,743
-------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.3%
      73,700  Ultramar Diamond Shamrock
                Corp.*                              3,482,325
      81,800  Valero Energy Corp.*                  3,008,604
                                               --------------
                                                    6,490,929
-------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 2.6%
     604,000  AOL Time Warner, Inc.*               32,012,000
     436,200  Blockbuster, Inc.                     7,960,650
      79,500  Harley-Davidson, Inc.                 3,742,860
     708,000  Walt Disney Co.*                     20,454,120
                                               --------------
                                                   64,169,630
-------------------------------------------------------------
FINANCIAL-BANKS -- 8.4%
   1,203,100  Bank of America Corp.                72,222,093
     421,066  Citigroup, Inc.                      22,249,128
      67,000  Commerce Bancorp, Inc.                4,696,700
     208,500  Compass Bancshares, Inc.              5,525,250
     194,400  FleetBoston Financial Corp.           7,669,080
     759,500  J.P. Morgan Chase & Co.              33,873,700
     298,800  M & T Bank Corp.                     22,559,400
     226,400  National City Corp.*                  6,968,592
     227,600  Silicon Valley Bancshares*            5,007,200
     667,600  TCF Financial Corp.                  30,916,556
                                               --------------
                                                  211,687,699
-------------------------------------------------------------
FINANCIAL-OTHER -- 3.9%
     109,200  Concord EFS, Inc.*                    5,679,492
     104,000  Eaton Vance Corp.                     3,619,200
     332,100  LaBranche & Co., Inc.*                9,630,900
     213,866  Legg Mason, Inc.                     10,641,972
     528,000  Lehman Brothers Hldgs., Inc.         41,052,000
     485,900  Merrill Lynch & Co., Inc.            28,789,575
                                               --------------
                                                   99,413,139
-------------------------------------------------------------

                                                * Non-income producing security.
See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-------------------------------------------------------------
Shares                                                  Value
-------------------------------------------------------------
FINANCIAL-THRIFT -- 2.3%
     192,800  Charter One Financial, Inc.      $    6,150,320
     300,000  Dime Bancorp, Inc.                   11,175,000
     251,900  Dime Bancorp, Inc. -- warrants*          70,532
     573,100  Golden West Financial Corp.          36,815,944
     111,450  Washington Mutual, Inc.               4,184,948
                                               --------------
                                                   58,396,744
-------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 4.0%
     566,600  Coca-Cola Co.                        25,497,000
     303,200  Kraft Foods, Inc.*                    9,399,200
     869,400  Philip Morris Cos., Inc.             44,122,050
     368,200  Starbucks Corp.*                      8,468,600
     212,400  The Pepsi Bottling Group, Inc.        8,517,240
     126,000  Universal Corp.                       4,997,160
                                               --------------
                                                  101,001,250
-------------------------------------------------------------
FOOTWEAR -- 0.2%
     142,400  Reebok Int'l. Ltd.*                   4,549,680
-------------------------------------------------------------
HOSPITAL SUPPLIES -- 3.4%
     117,400  Baxter Int'l., Inc.*                  5,752,600
   1,585,540  Johnson & Johnson                    79,277,000
                                               --------------
                                                   85,029,600
-------------------------------------------------------------
INSURANCE -- 3.0%
     227,700  Allstate Corp.                       10,016,523
     550,600  American Int'l. Group, Inc.          47,351,600
     184,800  UnumProvident Corp.*                  5,935,776
     293,700  W.R. Berkley Corp.                   12,165,054
                                               --------------
                                                   75,468,953
-------------------------------------------------------------
LODGING -- 0.6%
     728,900  Cendant Corp.*                       14,213,550
-------------------------------------------------------------
MACHINERY AND CONSTRUCTION MAINTENANCE -- 0.1%
      70,700  Caterpillar, Inc.*                    3,538,535
-------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 0.1%
      56,400  Illinois Tool Works, Inc.             3,570,120
-------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.7%
     182,000  Federated Department Stores,
                Inc.*                               7,735,000
     130,600  ShopKo Stores, Inc.*                    950,768
     245,000  Target Corp.                          8,477,000
                                               --------------
                                                   17,162,768
-------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.9%
      84,800  AmeriSource Health Corp.*             4,689,440
     211,050  Cardinal Health, Inc.                14,562,450
     101,500  Henry Schein, Inc.*                   4,066,090
                                               --------------
                                                   23,317,980
-------------------------------------------------------------
MERCHANDISING-MASS -- 4.5%
     642,400  J.C. Penney Co., Inc.                16,933,664
   1,044,700  K Mart Corp.*                        11,982,709
     302,600  SearsRoebuck & Co.                   12,803,006
   1,447,400  Wal-Mart Stores, Inc.                70,633,120
                                               --------------
                                                  112,352,499
-------------------------------------------------------------
MERCHANDISING-SPECIAL -- 3.5%
     151,900  Abercrombie & Fitch Co.*              6,759,550
     204,100  Best Buy Co., Inc.*                  12,964,432
     101,500  BJ's Wholesale Club, Inc.*            5,405,890
     569,200  Home Depot, Inc.                     26,496,260
     223,200  Lowe's Cos., Inc.                    16,193,160
     301,100  PC Connection, Inc.*                  4,817,600
     112,900  The Gap, Inc.                         3,274,100
     125,700  The Mens Wearhouse, Inc.*             3,469,320
     530,000  Venator Group, Inc.*                  8,109,000
                                               --------------
                                                   87,489,312
-------------------------------------------------------------
METALS-ALUMINUM -- 0.5%
     307,300  Alcoa, Inc.*                         12,107,620
-------------------------------------------------------------

-------------------------------------------------------------
Shares                                                  Value
-------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 1.2%
     117,200  American Standard Cos., Inc.*    $    7,043,720
      83,600  Mettler-Toledo Int'l., Inc.*          3,615,700
      89,600  Minnesota Mng. & Mfg. Co.*           10,223,360
      88,700  Varian, Inc.*                         2,865,010
     172,200  W.W. Grainger, Inc.*                  7,087,752
                                               --------------
                                                   30,835,542
-------------------------------------------------------------
OIL AND GAS PRODUCING -- 0.6%
     104,200  Noble Affiliates, Inc.                3,683,470
     317,200  Unocal Corp.                         10,832,380
                                               --------------
                                                   14,515,850
-------------------------------------------------------------
OIL AND GAS SERVICES -- 0.5%
     216,600  Santa Fe Int'l. Corp.                 6,281,400
     129,500  Weatherford Int'l., Inc.*             6,216,000
                                               --------------
                                                   12,497,400
-------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 1.3%
     206,500  Amerada Hess Corp.                   16,685,200
     165,000  Kerr-McGee Corp.                     10,934,550
     114,400  Sunoco, Inc.*                         4,190,472
                                               --------------
                                                   31,810,222
-------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 5.0%
     275,100  Chevron Corp.                        24,896,550
   1,159,800  Exxon Mobil Corp.                   101,308,530
                                               --------------
                                                  126,205,080
-------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.1%
      64,800  Weyerhaeuser Co.*                     3,562,056
-------------------------------------------------------------
PUBLISHING AND PRINTING -- 0.1%
      54,900  McGraw-Hill Cos., Inc.                3,631,635
-------------------------------------------------------------
RAILROADS -- 0.3%
     115,800  Burlington Northern Santa Fe          3,493,686
     171,600  Norfolk Southern Corp.*               3,552,120
                                               --------------
                                                    7,045,806
-------------------------------------------------------------
RESTAURANTS -- 0.3%
     148,500  Brinker Int'l., Inc.*                 3,838,725
     158,200  Darden Restaurants, Inc.              4,413,780
                                               --------------
                                                    8,252,505
-------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 2.2%
     275,200  Applied Materials, Inc.*             13,512,320
     401,500  Axcelis Technologies, Inc.*           5,942,200
     346,600  KLA-Tencor Corp.*                    20,265,702
     230,000  Lam Research Corp.*                   6,819,500
     236,300  Teradyne, Inc.*                       7,821,530
                                               --------------
                                                   54,361,252
-------------------------------------------------------------
TELECOMMUNICATIONS -- 2.6%
     395,500  SBC Comm., Inc.*                     15,843,730
     940,900  Verizon Comm.*                       50,338,150
                                               --------------
                                                   66,181,880
-------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 1.5%
   1,155,100  Cisco Systems, Inc.*                 21,022,820
     157,100  QUALCOMM, Inc.*                       9,187,208
     165,000  Scientific Atlanta, Inc.              6,699,000
                                               --------------
                                                   36,909,028
-------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 1.0%
     238,000  Jones Apparel Group, Inc.*           10,281,600
     109,800  Liz Claiborne, Inc.                   5,539,410
     233,000  Polo Ralph Lauren Corp.*              6,011,400
     286,700  Tommy Hilfiger Corp.*                 4,013,800
                                               --------------
                                                   25,846,210
-------------------------------------------------------------

* Non-income producing security.
                                              See notes to financial statements.
24

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

-------------------------------------------------------------
Shares                                                  Value
-------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 2.6%
     256,800  CMS Energy Corp.                 $    7,151,880
     138,000  Dominion Resources, Inc.              8,297,940
      85,600  Duke Energy Co.                       3,339,256
     233,600  Exelon Corp.                         14,978,432
     164,100  Pinnacle West Capital Corp.           7,778,340
     201,500  PPL Corp.                            11,082,500
     176,900  TECO Energy, Inc.                     5,395,450
     128,200  TXU Corp.                             6,177,958
                                               --------------
                                                   64,201,756
-------------------------------------------------------------
              TOTAL COMMON STOCKS
                (COST $2,295,496,633)           2,406,761,825
-------------------------------------------------------------
 REPURCHASE AGREEMENT -- 4.9%
-------------------------------------------------------------
 Principal
   Amount                                               Value
-------------------------------------------------------------
$124,859,000  State Street Bank and Trust Co.
              repurchase agreement, dated
              6/29/2001, maturity value
              $124,900,932 at 4.03%, due
              7/2/2001 (1)
              (COST $124,859,000)              $  124,859,000
-------------------------------------------------------------
TOTAL INVESTMENTS -- 100.5%
  (COST $2,420,355,633)                         2,531,620,825
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (0.5)%                      (13,252,097)
-------------------------------------------------------------
NET ASSETS -- 100%                             $2,518,368,728
-------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY:

  ADR -- American Depositary Receipt.

See notes to financial statements.

-   The Guardian Park Avenue Small Cap Fund

 COMMON STOCKS -- 90.2%

Shares                                                 Value
------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.7%
       16,100  Alliant Techsystems, Inc.*       $  1,447,390
       62,600  BE Aerospace, Inc.*                 1,192,530
       19,700  EDO Corp.                             314,215
       13,600  Engineered Support Systems,
                 Inc.                                532,984
       37,300  Precision Castparts Corp.           1,395,766
                                                ------------
                                                   4,882,885
------------------------------------------------------------
AIR TRANSPORTATION -- 0.9%
       21,500  Atlantic Coast Airlines Hldgs.,
                 Inc.*                               644,785
       32,100  Skywest, Inc.                         898,800
                                                ------------
                                                   1,543,585
------------------------------------------------------------
BIOTECHNOLOGY -- 4.0%
       13,000  Applera Corp.-Celera Genomics
                 Group*                              515,580
       14,800  Aviron*                               843,600
       26,600  Cell Therapeutics, Inc.*              735,224
       23,700  Charles River Laboratories
                 Int'l.*                             823,575
       13,000  CV Therapeutics, Inc.*                741,000
       25,800  Digene Corp.*                       1,052,640
       13,300  Enzon, Inc.*                          831,250
       26,100  Transkaryotic Therapies, Inc.*        768,645
       60,100  XOMA Ltd.*                          1,025,306
                                                ------------
                                                   7,336,820
------------------------------------------------------------
BROADCASTING AND PUBLISHING -- 1.8%
       42,800  Charter Comm., Inc.*                  999,380
       36,000  Cox Radio, Inc.*                    1,002,600
       11,900  Entercom Comm. Corp.*                 637,959
       44,900  Mediacom Comm. Corp.*                 628,600
                                                ------------
                                                   3,268,539
------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 3.2%
       14,200  Beazer Homes USA, Inc.*               901,558
       27,988  D.R. Horton, Inc.                     635,328
       29,800  Hovnanian Enterprises, Inc.*          432,398
       22,400  Lennar Corp.                          934,080
       17,400  M.D.C. Hldgs., Inc.*                  615,960
       15,200  Martin Marietta Materials, Inc.       752,248
       13,000  Ryland Group, Inc.                    657,800
       15,400  Toll Brothers, Inc.*                  605,374
       44,100  U.S. Concrete, Inc.*                  351,477
                                                ------------
                                                   5,886,223
------------------------------------------------------------
CHEMICALS-MAJOR -- 0.6%
       27,800  Cabot Corp.                         1,001,356
------------------------------------------------------------
COAL -- 0.9%
       23,100  CONSOL Energy, Inc.                   584,430
       29,900  Massey Energy Co.                     590,824
       15,600  Peabody Energy Corp.*                 510,900
                                                ------------
                                                   1,686,154
------------------------------------------------------------
COMPUTER SOFTWARE -- 3.6%
       18,200  Daktronics, Inc.*                     280,098
       20,000  Documentum, Inc.*                     258,400
       11,700  EPIQ Systems, Inc.*                   300,573
       18,000  Informatica Corp.*                    312,480
       29,300  Manhattan Associates, Inc.*         1,164,675
       35,900  Mentor Graphics Corp.*                628,250
       18,200  MSC.Software Corp.*                   341,250
       36,200  National Processing, Inc.*          1,013,600
       17,900  Planar Systems, Inc.*                 463,610
       18,300  Synopsys, Inc.*                       885,537
       38,500  Synplicity, Inc.*                     385,385
       13,600  TALX Corp.                            543,320
                                                ------------
                                                   6,577,178
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
COMPUTER SYSTEMS -- 1.3%
       37,000  Bell Microproducts, Inc.*        $    442,520
       16,000  Emulex Corp.*                         646,400
       30,400  MTS Systems Corp.                     419,216
        8,900  NVIDIA Corp.*                         825,475
                                                ------------
                                                   2,333,611
------------------------------------------------------------
CONGLOMERATES -- 0.4%
       41,500  Covanta Energy Corp.*                 766,090
------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.5%
       34,700  Int'l. Flavors & Fragrances,
                 Inc.                                872,011
------------------------------------------------------------
DRUGS AND HOSPITALS -- 9.0%
       21,900  Accredo Health, Inc.*                 814,461
       14,700  Barr Laboratories, Inc.*            1,035,027
       18,000  Biovail Corp.*                        783,000
       27,100  Boron, LePore & Associates,
                 Inc.*                               373,438
        4,600  CIMA Labs, Inc.*                      361,100
       25,000  Community Health Systems, Inc.*       737,500
       28,400  Diagnostic Products Corp.             942,880
        8,400  DIANON Systems, Inc.*                 382,200
       30,800  First Health Group Corp.*             742,896
       31,800  Impax Laboratories, Inc.*             387,960
       32,187  IVAX Corp.*                         1,255,293
       30,050  K-V Pharmaceutical Co.*               833,887
       11,000  Laboratory Corp. of America
                 Hldgs.*                             845,900
       29,700  MIM Corp.*                            178,200
       60,800  Perrigo Co.*                        1,014,752
       25,200  Province Healthcare Co.*              889,308
       23,200  RehabCare Group, Inc.*              1,118,240
       21,700  Rightchoice Managed Care, Inc.*       963,480
        9,300  Taro Pharmaceutical Inds. Ltd.*       814,308
       14,700  Teva Pharmaceutical Inds. Ltd.
                 ADR                                 915,810
       20,600  Universal Health Svcs., Inc.*         937,300
                                                ------------
                                                  16,326,940
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
       49,700  Pemstar, Inc.*                        729,596
------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 1.1%
       29,700  Arrow Electronics, Inc.*              721,413
       24,500  Park Electrochemical Corp.            646,800
       22,000  Tektronix, Inc.*                      597,300
                                                ------------
                                                   1,965,513
------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 2.5%
       33,000  Cypress Semiconductor Corp.*          787,050
       10,000  Int'l. Rectifier Corp.*               341,000
       36,000  Kemet Corp.*                          713,160
       18,500  Microsemi Corp.*                    1,313,500
       77,500  Monolithic System Technology,
                 Inc.*                               856,375
       89,300  Read-Rite Corp.*                      475,969
                                                ------------
                                                   4,487,054
------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 2.1%
       33,600  Aquila, Inc.*                         828,240
       14,300  AstroPower, Inc.*                     745,602
       27,000  Ultramar Diamond Shamrock Corp.     1,275,750
       25,000  Valero Energy Corp.                   919,500
                                                ------------
                                                   3,769,092
------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 2.3%
       11,700  Activision, Inc.*                     459,225
       16,100  Anchor Gaming*                      1,040,382
       42,800  Argosy Gaming Co.*                  1,188,128
       16,900  Int'l. Game Technology*             1,060,475
       34,600  MTR Gaming Group, Inc.*               467,100
                                                ------------
                                                   4,215,310
------------------------------------------------------------

                                              See notes to financial statements.
26
* Non-income producing security.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
FINANCE COMPANIES -- 1.9%
       16,300  AmeriCredit Corp.*               $    846,785
       11,600  Federal Agricultural Mortgage
                 Corp.*                              370,968
       29,700  Heller Financial, Inc.              1,188,000
       30,100  Metris Cos., Inc.                   1,014,671
                                                ------------
                                                   3,420,424
------------------------------------------------------------
FINANCIAL-BANKS -- 4.2%
       27,930  1st Source Corp.                      782,040
       15,300  Boston Private Financial
                 Hldgs., Inc.*                       342,720
        8,840  Commerce Bancorp, Inc.                619,684
        7,200  Corus Bankshares, Inc.                433,800
       30,200  East West Bancorp, Inc.               815,400
        7,200  MB Financial, Inc.*                   187,200
       34,650  Provident Bankshares Corp.            864,171
       25,200  R & G Financial Corp.*                404,460
       32,100  Silicon Valley Bancshares*            706,200
       22,400  TCF Financial Corp.                 1,037,344
       28,800  UCBH Hldgs., Inc.                     874,080
       25,500  Wintrust Financial Corp.              633,675
                                                ------------
                                                   7,700,774
------------------------------------------------------------
FINANCIAL-OTHER -- 2.4%
       44,100  Carreker Corp.*                       948,150
       24,400  Eaton Vance Corp.                     849,120
       19,900  InterCept Group, Inc.*                756,200
       13,500  Investment Technology Group,
                 Inc.*                               678,915
       12,500  Legg Mason, Inc.                      622,000
       17,100  Raymond James Financial, Inc.         523,260
                                                ------------
                                                   4,377,645
------------------------------------------------------------
FINANCIAL-THRIFT -- 2.8%
       10,800  Astoria Financial Corp.               594,000
       19,400  BankUnited Financial Corp.*           272,570
       20,200  Dime Bancorp, Inc.                    752,450
       19,500  Dime Community Bancshares             661,440
       30,900  FirstFed Financial Corp.*             920,820
       16,300  GreenPoint Financial Corp.            625,920
       32,600  MAF Bancorp, Inc.                   1,000,820
       21,800  Waypoint Financial Corp.*             272,500
                                                ------------
                                                   5,100,520
------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 3.4%
        9,500  Adolph Coors Co.                      476,710
       23,000  Constellation Brands, Inc.*           943,000
       22,000  McCormick & Co., Inc.                 924,440
       37,300  Pathmark Stores, Inc.*                917,580
       40,700  Standard Commercial Corp.             694,342
       11,800  Suiza Foods Corp.*                    626,580
       18,500  The Robert Mondavi Corp.*             749,990
       19,400  Universal Corp.*                      769,404
                                                ------------
                                                   6,102,046
------------------------------------------------------------
FOOTWEAR -- 2.7%
       39,100  Genesco, Inc.*                      1,313,760
       36,000  Reebok Int'l. Ltd.*                 1,150,200
       28,500  Skechers USA, Inc.*                   833,055
       16,800  The Timberland Co.*                   663,768
       41,600  Vans, Inc.*                           977,600
                                                ------------
                                                   4,938,383
------------------------------------------------------------
HOSPITAL SUPPLIES -- 0.8%
       19,600  Impath, Inc.*                         868,280
        7,500  Varian Medical Systems, Inc.*         536,250
                                                ------------
                                                   1,404,530
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
INSURANCE -- 2.9%
       11,600  Everest Re Group, Ltd.           $    867,680
       33,000  Harleysville Group, Inc.              981,750
       17,400  PartnerRe Ltd.                        963,960
       21,600  Philadelphia Consolidated Hldg.
                 Corp.*                              751,248
       15,900  RenaissanceRe Hldgs. Ltd.           1,178,190
        7,800  The PMI Group, Inc.                   558,948
                                                ------------
                                                   5,301,776
------------------------------------------------------------
LODGING -- 0.3%
       21,000  Orient-Express Hotels Ltd.*           463,050
------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 1.0%
       16,200  Jacobs Engineering Group, Inc.*     1,056,726
       20,600  Shaw Group, Inc.*                     826,060
                                                ------------
                                                   1,882,786
------------------------------------------------------------
MERCHANDISING-DRUGS -- 1.1%
       17,400  AmeriSource Health Corp.*             962,220
       27,000  Henry Schein, Inc.*                 1,081,620
                                                ------------
                                                   2,043,840
------------------------------------------------------------
MERCHANDISING-FOOD -- 0.5%
       35,400  Performance Food Group Co.*           975,270
------------------------------------------------------------
MERCHANDISING-SPECIAL -- 5.3%
       27,800  Abercrombie & Fitch Co.*            1,237,100
       21,150  American Eagle Outfitters,
                 Inc.*                               745,326
       20,800  BJ's Wholesale Club, Inc.*          1,107,808
       31,000  Charlotte Russe Hldg., Inc.*          830,800
       37,500  Chico's FAS, Inc.*                  1,115,625
       27,600  Christopher & Banks Corp.*            899,760
       30,000  Coach, Inc.*                        1,141,500
       33,500  Elizabeth Arden, Inc.*                817,735
       48,600  Oakley, Inc.*                         899,100
       55,000  Venator Group, Inc.*                  841,500
                                                ------------
                                                   9,636,254
------------------------------------------------------------
METALS-ALUMINUM -- 0.3%
       31,000  Century Aluminum Co.*                 497,240
------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 1.7%
       17,000  ADVO, Inc.*                           580,550
       13,000  American Standard Cos., Inc.*         781,300
       14,000  Amphenol Corp.*                       560,700
       23,100  FTI Consulting, Inc.*                 503,580
       23,500  Global Power Equipment Group,
                 Inc.*                               688,550
                                                ------------
                                                   3,114,680
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 0.6%
       55,500  Dal-Tile Int'l., Inc.*              1,029,525
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 3.2%
       17,800  Career Education Corp.*             1,066,220
       21,600  DeVry, Inc.*                          780,192
       26,900  Education Management Corp.*         1,077,345
       38,900  Gentiva Health Services, Inc.*        700,200
       20,400  MAXIMUS, Inc.*                        817,836
       20,000  PLATO Learning, Inc.*                 619,000
       29,200  Sunrise Assisted Living, Inc.*        766,500
                                                ------------
                                                   5,827,293
------------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.8%
       28,000  Questar Corp.                         693,280
       23,600  Western Gas Resources, Inc.           769,360
                                                ------------
                                                   1,462,640
------------------------------------------------------------
OIL AND GAS PRODUCING -- 2.4%
       17,000  Evergreen Resources, Inc.*            646,000
       21,000  HS Resources, Inc.*                 1,360,800
       23,800  Louis Dreyfus Natural Gas
                 Corp.*                              829,430
       20,000  Noble Affiliates, Inc.                707,000
       58,500  XTO Energy, Inc.                      839,475
                                                ------------
                                                   4,382,705
------------------------------------------------------------

See notes to financial statements.
                                                                              27
                                                * Non-income producing security.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
OIL AND GAS SERVICES -- 1.2%
       20,400  B.J. Svcs. Co.*                  $    578,952
       49,900  Seitel, Inc.*                         653,690
       53,700  W-H Energy Svcs., Inc.*             1,020,300
                                                ------------
                                                   2,252,942
------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
       24,000  Georgia-Pacific Corp. (Timber
                 Group)                              858,000
------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.9%
       26,500  Annaly Mortgage Management,
                 Inc.*                               363,315
       71,200  Host Marriott Corp.                   891,424
       13,500  U.S. Restaurant Pptys., Inc.          201,555
       16,800  Winston Hotels, Inc.                  175,896
                                                ------------
                                                   1,632,190
------------------------------------------------------------
RESTAURANTS -- 1.0%
       42,400  Landry's Restaurants, Inc.*           720,800
       64,600  Ruby Tuesday, Inc.                  1,104,660
                                                ------------
                                                   1,825,460
------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 0.7%
       36,000  Cirrus Logic, Inc.*                   829,080
       23,100  Exar Corp.*                           456,456
                                                ------------
                                                   1,285,536
------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 0.8%
       18,500  Merix Corp.*                          323,565
       46,300  Ultratech Stepper, Inc.*            1,187,595
                                                ------------
                                                   1,511,160
------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 1.2%
       11,500  Catapult Comm. Corp.*                 258,750
       13,400  Centillium Comm., Inc.*               331,516
       32,000  General Cable Corp.*                  593,600
       25,000  Ixia*                                 475,000
       28,600  Tellium, Inc.*                        520,520
                                                ------------
                                                   2,179,386
------------------------------------------------------------
TELECOMMUNICATIONS-SPECIALTY -- 0.4%
       49,100  XCare.net, Inc.*                      662,850
------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 2.5%
       22,200  Columbia Sportswear Co.*            1,131,978
       60,000  Phillips-Van Heusen Corp.             864,000
       33,400  Polo Ralph Lauren Corp.*              861,720
       38,100  The Buckle, Inc.*                     720,090
       70,900  Tommy Hilfiger Corp.*                 992,600
                                                ------------
                                                   4,570,388
------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.3%
       36,400  UTi Worldwide, Inc.                   579,488
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
TRUCKERS -- 0.8%
       24,200  Arkansas Best Corp.*             $    557,810
       47,500  Swift Transportation, Inc.*           914,850
                                                ------------
                                                   1,472,660
------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 3.5%
       16,200  Black Hills Corp.                     651,726
       34,600  Cleco Corp.                           787,150
       29,000  CMS Energy Corp.                      807,650
       45,400  Energy East Corp.                     949,314
       29,400  NRG Energy, Inc.*                     649,152
       39,200  Orion Power Hldgs., Inc.*             933,352
       30,500  TECO Energy, Inc.                     930,250
       22,100  UtiliCorp United, Inc.                675,155
                                                ------------
                                                   6,383,749
------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.8%
       29,700  Atmos Energy Corp.                    726,462
       18,600  Equitable Resources, Inc.             619,566
                                                ------------
                                                   1,346,028
------------------------------------------------------------
               TOTAL COMMON STOCKS
                 (COST $141,902,671)             163,869,175
------------------------------------------------------------



 REPURCHASE AGREEMENT -- 9.9%
------------------------------------------------------------
  Principal
   Amount                                              Value
------------------------------------------------------------
$  18,081,000  State Street Bank and Trust Co.
               repurchase agreement, dated
               6/29/2001, maturity value
               $18,087,072 at 4.03%, due
               7/2/2001 (1)
               (COST $18,081,000)               $ 18,081,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST $159,983,671)                            181,950,175
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (0.1)%                        (235,318)
------------------------------------------------------------
NET ASSETS -- 100%                              $181,714,857
------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY:

  ADR -- American Depositary Receipt.

                                              See notes to financial statements.
28

* Non-income producing security

-   The Guardian Asset Allocation Fund

 MUTUAL FUNDS -- 73.4%

------------------------------------------------------------
   Shares                                              Value
------------------------------------------------------------
EQUITY -- 53.9%
   16,620,000  The Guardian S&P 500 Index
                 Fund, Class A                  $139,940,400
FIXED INCOME -- 19.5%
    5,216,007  The Guardian Investment Quality
                 Bond Fund, Class A               50,543,105
------------------------------------------------------------
               TOTAL MUTUAL FUNDS
                 (COST $195,736,297)             190,483,505
------------------------------------------------------------
 U.S. GOVERNMENT -- 2.9%
------------------------------------------------------------
  Principal
   Amount                                              Value
------------------------------------------------------------
               U.S. Treasury Bill
$   2,000,000    3.658%, 7/19/2001              $  1,996,342
    3,000,000    3.726%, 7/26/2001                 2,992,238
    2,500,000    3.835%, 7/5/2001                  2,498,935
------------------------------------------------------------
               TOTAL U.S. GOVERNMENT
                 (COST $7,487,515)                 7,487,515
------------------------------------------------------------
 SHORT TERM INVESTMENTS -- 3.4%
------------------------------------------------------------
$   4,000,000  Dresdner U.S. Fin.
                 4.20%, due 7/24/2001           $  3,989,267
    5,000,000  Receivables Capital Corp.
                 4.67%, due 7/16/2001              4,990,271
------------------------------------------------------------
               TOTAL SHORT TERM INVESTMENTS
                 (COST $8,979,538)                 8,979,538
------------------------------------------------------------

------------------------------------------------------------
 REPURCHASE AGREEMENT -- 20.1%
------------------------------------------------------------
  Principal
   Amount                                              Value
------------------------------------------------------------
$  52,199,000  State Street Bank and Trust Co.
               repurchase agreement, dated
               6/29/2001, maturity value
               $52,216,530 at 4.03%, due
               7/2/2001 (1)
               (COST $52,199,000)               $ 52,199,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
  (COST $264,402,350)                            259,149,558
CASH, RECEIVABLES AND OTHER ASSETS LESS
  LIABILITIES -- 0.2%                                396,362
------------------------------------------------------------
NET ASSETS -- 100%                              $259,545,920
------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

------------------------------------------------------------
 PURCHASED (P)/SOLD (S) FUTURES CONTRACTS
------------------------------------------------------------

                                                  Unrealized
Contracts   Type    Description    Expiration    Depreciation
-------------------------------------------------------------
125         S      U.S. Treasury
                   Notes, 5 Year     9/2001      $    (62,785)
261         P      S&P 500 Index     9/2001        (3,826,283)
-------------------------------------------------------------
                                                 $ (3,889,068)

At June 30, 2001 The Guardian Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

See notes to financial statements.
                                                                              29
* Non-income producing security

-   The Guardian S&P 500 Index Fund

 COMMON STOCKS -- 98.3%

Shares                                                 Value
------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.3%
       2,885  B.F. Goodrich Co.                 $    109,572
      23,531  Boeing Co.                           1,308,323
       5,605  General Dynamics Corp.                 436,125
      12,152  Lockheed Martin Corp.                  450,232
       2,397  Northrop Grumman Corp.                 192,000
       9,636  Raytheon Co.                           255,836
       5,169  Rockwell Int'l. Corp.                  197,042
       3,499  TRW, Inc.                              143,459
      13,273  United Technologies Corp.              972,380
                                                ------------
                                                   4,064,969
------------------------------------------------------------
AIR TRANSPORTATION -- 0.2%
       4,252  AMR Corp.*                             153,625
       3,488  Delta Airlines, Inc.                   153,751
      21,394  Southwest Airlines Co.                 395,575
       1,873  US Airways Group, Inc.*                 45,514
                                                ------------
                                                     748,465
------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.1%
       5,438  Leggett & Platt, Inc.                  119,799
       2,083  Maytag Corp.                            60,949
       1,824  Whirlpool Corp.                        114,000
                                                ------------
                                                     294,748
------------------------------------------------------------
AUTOMOTIVE -- 0.7%
      52,252  Ford Motor Co.                       1,282,786
      15,471  General Motors Corp.                   995,559
                                                ------------
                                                   2,278,345
------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.3%
       1,847  Cooper Tire & Rubber Co.                26,227
       4,076  Dana Corp.                              95,134
       3,973  Danaher Corp.                          222,488
      15,716  Delphi Automotive Systems Corp.        250,356
       4,859  Genuine Parts Co.                      153,059
       4,327  Goodyear Tire & Rubber Co.             121,156
       2,402  Johnson Controls, Inc.                 174,073
       1,584  Timken Co.                              26,833
                                                ------------
                                                   1,069,326
------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
      29,311  Amgen, Inc.*                         1,778,592
       4,133  Biogen, Inc.*                          224,670
       5,323  Chiron Corp.*                          271,473
       5,919  MedImmune, Inc.*                       279,377
      36,292  Pharmacia Corp.                      1,667,617
                                                ------------
                                                   4,221,729
------------------------------------------------------------
BROADCASTING AND PUBLISHING -- 0.8%
      16,453  Clear Channel Comm., Inc.*           1,031,603
      26,429  Comcast Corp.*                       1,147,018
       5,788  Univision Comm., Inc.*                 247,611
                                                ------------
                                                   2,426,232
------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.2%
       1,645  Centex Corp.                            67,034
       1,644  Crane Co.                               50,964
       1,208  KB Home                                 36,445
      12,566  Masco Corp.                            313,647
       1,128  Pulte Corp.                             48,087
       4,428  Sherwin-Williams Co.                    98,302
       2,812  Vulcan Materials Co.                   151,145
                                                ------------
                                                     765,624
------------------------------------------------------------
BUSINESS SERVICES -- 0.0%
       4,979  Robert Half Int'l., Inc.*              123,927
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
CAPITAL GOODS-HEAVY DUTY TRUCKS -- 0.1%
       1,117  Cummins Engine, Inc.              $     43,228
       1,910  Eaton Corp.                            133,891
       1,627  Navistar Int'l. Corp., Inc.*            45,767
       2,145  PACCAR, Inc.                           110,296
                                                ------------
                                                     333,182
------------------------------------------------------------
CHEMICALS-MAJOR -- 0.8%
      25,185  Dow Chemical Co.                       837,401
      29,337  E.I. Du Pont de Nemours & Co.        1,415,217
       2,926  Hercules, Inc.*                         33,064
       6,126  Rohm & Haas Co.                        201,545
                                                ------------
                                                   2,487,227
------------------------------------------------------------
CHEMICALS-MISCELLANEOUS -- 0.5%
       6,413  Air Products & Chemicals, Inc.         293,395
       3,090  Avery Dennison Corp.                   157,745
       2,116  Eastman Chemical Co.                   100,785
       3,527  Ecolab, Inc.                           144,501
         833  FMC Corp.*                              57,110
       1,338  Great Lakes Chemical Corp.              41,277
       4,717  PPG Industries, Inc.                   247,973
       4,429  Praxair, Inc.                          208,163
       2,308  Sealed Air Corp.*                       85,973
       2,136  Sigma-Aldrich                           82,492
                                                ------------
                                                   1,419,414
------------------------------------------------------------
COMPUTER SOFTWARE -- 6.6%
       6,771  Adobe Systems, Inc.                    318,237
       1,574  Autodesk, Inc.                          58,710
      17,941  Automatic Data Processing, Inc.        891,668
       6,840  BMC Software, Inc.*                    154,174
       7,523  Broadvision, Inc.*                      37,615
       5,197  Citrix Systems, Inc.*                  181,375
      16,223  Computer Associates Int'l., Inc.       584,028
       4,746  Computer Sciences Corp.*               164,212
      10,305  Compuware Corp.*                       144,167
      13,188  Electronic Data Systems Corp.          824,250
      11,145  First Data Corp.                       716,066
       3,504  Fiserv, Inc.*                          224,186
       5,809  Intuit, Inc.*                          232,302
       2,266  Mercury Interactive Corp.*             135,733
     150,244  Microsoft Corp.*                    10,967,812
       8,849  Novell, Inc.*                           50,351
     157,320  Oracle Corp.                         2,989,080
       7,433  Parametric Technology Corp.*           103,988
       8,022  PeopleSoft, Inc.*                      394,923
         438  Roxio, Inc.*                             5,694
       3,733  Sabre Hldgs. Corp.*                    186,650
      12,081  Siebel Systems, Inc.*                  566,599
      11,499  VERITAS Software Corp.*                765,028
                                                ------------
                                                  20,696,848
------------------------------------------------------------
COMPUTER SYSTEMS -- 4.9%
       9,682  Apple Computer, Inc.*                  225,107
       5,117  Cabletron Systems, Inc.*               116,923
      47,516  Compaq Computer Corp.                  736,023
       4,652  Comverse Technology, Inc.*             265,629
      72,814  Dell Computer Corp.*                 1,904,086
      61,578  EMC Corp.*                           1,788,841
       9,033  Gateway, Inc.*                         148,593
      54,431  Hewlett Packard Co.                  1,556,727
      49,415  Int'l. Business Machines             5,583,895
       3,564  Lexmark Int'l. Group, Inc.*            239,679
       2,695  NCR Corp.*                             126,665
       8,996  Network Appliance, Inc.*               123,245
      10,517  Paychex, Inc.                          420,680
       7,103  Pitney Bowes, Inc.                     299,178
       2,569  QLogic Corp.*                          165,572

                                              See notes to financial statements.
30
* Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
      91,734  Sun Microsystems, Inc.*           $  1,442,059
       8,827  Unisys Corp.*                          129,845
      18,728  Xerox Corp.                            179,227
                                                ------------
                                                  15,451,974
------------------------------------------------------------
CONGLOMERATES -- 5.5%
     279,043  General Electric Co.                13,603,346
         916  Harcourt General, Inc.                  53,302
       5,573  Loews Corp.                            359,068
       4,019  Textron, Inc.                          221,206
      54,430  Tyco Int'l. Ltd.                     2,966,435
                                                ------------
                                                  17,203,357
------------------------------------------------------------
CONTAINERS-METAL AND PLASTIC -- 0.0%
         795  Ball Corp.                              37,810
------------------------------------------------------------
CONTAINERS-PAPER -- 0.1%
       1,470  Bemis Co., Inc.                         59,050
       4,420  Pactiv Corp.*                           59,228
       1,363  Temple-Inland, Inc.                     72,634
                                                ------------
                                                     190,912
------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.4%
       1,566  Alberto-Culver Co.                      65,835
       6,691  Avon Products, Inc.                    309,659
       1,475  Bausch & Lomb, Inc.                     53,454
      29,642  Gillette Co.                           859,322
       2,692  Int'l. Flavors & Fragrances,
                Inc.                                  67,650
                                                ------------
                                                   1,355,920
------------------------------------------------------------
DRUGS AND HOSPITALS -- 8.1%
      43,569  Abbott Laboratories                  2,091,748
       3,684  Allergan, Inc.                         314,982
      36,897  American Home Products Corp.         2,156,261
      55,074  Bristol-Myers Squibb Corp.           2,880,370
      31,739  Eli Lilly & Co.                      2,348,686
       4,916  Forest Laboratories, Inc.*             349,036
      15,584  HCA-The Healthcare Corp.               704,241
      10,860  HEALTHSOUTH Corp.*                     173,434
       4,669  Humana, Inc.*                           45,990
       4,704  King Pharmaceuticals, Inc.*            252,840
       2,846  Manor Care, Inc.*                       90,360
      64,957  Merck & Co., Inc.                    4,151,402
     177,632  Pfizer, Inc.                         7,114,162
      41,163  Schering-Plough Corp.                1,491,747
       9,045  Tenet Healthcare Corp.*                466,631
       9,011  UnitedHealth Group                     556,429
       2,859  Watson Pharmaceuticals, Inc.*          176,229
       1,758  Wellpoint Health Networks, Inc.*       165,674
                                                ------------
                                                  25,530,222
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.8%
       5,446  American Power Conversion Corp.*        85,774
      12,122  Emerson Electric Co.                   733,381
      22,449  Honeywell Int'l., Inc.                 785,491
       2,455  ITT Industries, Inc.                   108,634
       5,329  Jabil Circuit, Inc.*                   164,453
       1,226  McDATA Corp.*                           21,516
       5,476  Molex, Inc.                            200,038
       8,577  Sanmina Corp.*                         200,788
      18,115  Solectron Corp.*                       331,504
                                                ------------
                                                   2,631,579
------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.1%
       2,139  Power-One, Inc.*                        35,593
       6,121  Symbol Technologies, Inc.              135,886
       2,611  Tektronix, Inc.*                        70,889
       1,499  Thomas & Betts Corp.                    33,083
                                                ------------
                                                     275,451
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 2.5%
       8,794  Advanced Micro Devices, Inc.*     $    253,971
      11,114  Altera Corp.*                          322,306
      10,102  Analog Devices, Inc.*                  436,911
     189,530  Intel Corp.                          5,543,752
       8,935  LSI Logic Corp.*                       167,978
      16,672  Micron Technology, Inc.*               685,219
       4,856  National Semiconductor Corp.*          141,407
      15,852  Palm, Inc.*                             96,222
       3,619  Visteon Corp.                           66,517
                                                ------------
                                                   7,714,283
------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.7%
       9,084  Dynegy, Inc.                           422,406
      13,972  El Paso Corp.                          734,089
       4,041  Tosco Corp.                            178,006
      13,604  Williams Cos., Inc.                    448,252
       9,609  Xcel Energy, Inc.                      273,376
                                                ------------
                                                   2,056,129
------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 3.8%
     121,834  AOL Time Warner, Inc.*               6,457,202
       2,390  Brunswick Corp.                         57,432
      16,441  Carnival Corp.                         504,739
       8,510  Harley-Davidson, Inc.                  400,651
       3,223  Harrah's Entertainment, Inc.*          113,772
       4,742  Hasbro, Inc.                            68,522
      11,957  Mattel, Inc.*                          226,226
      49,103  Viacom, Inc.*                        2,541,080
      58,579  Walt Disney Co.*                     1,692,347
                                                ------------
                                                  12,061,971
------------------------------------------------------------
FINANCE COMPANIES -- 0.4%
      13,279  Household Int'l., Inc.                 885,709
       6,224  Stilwell Financial, Inc.               208,878
                                                ------------
                                                   1,094,587
------------------------------------------------------------
FINANCIAL-BANKS -- 8.6%
      10,502  AmSouth Bancorporation                 194,182
      45,894  Bank of America Corp.                2,755,017
      20,867  Bank of New York, Inc.               1,001,616
      32,597  Bank One Corp.                       1,166,973
      11,317  BB&T Corp.                             415,334
     141,461  Citigroup, Inc.                      7,474,799
       4,980  Comerica, Inc.                         286,848
      16,000  Fifth Third Bancorp                    960,800
      27,625  First Union Corp.                      965,217
      30,535  FleetBoston Financial Corp.          1,204,606
       7,037  Huntington Bancshares, Inc.            115,055
      53,580  J.P. Morgan Chase & Co.              2,389,668
      12,051  KeyCorp                                313,929
      13,749  Mellon Financial Corp.                 632,454
      17,219  National City Corp.                    530,001
       6,245  Northern Trust Corp.                   390,312
       8,165  PNC Financial Svcs. Group              537,175
       6,810  Regions Financial Corp.                217,920
       9,524  SouthTrust Corp.                       247,624
       9,098  State Street Corp.                     450,260
       8,358  SunTrust Banks, Inc.                   541,431
       8,064  Synovus Financial Corp.                253,048
      54,244  U.S. Bancorp                         1,236,221
       3,886  Union Planters Corp.                   169,430
       5,907  Wachovia Corp.                         420,283
      48,151  Wells Fargo & Co.                    2,235,651
                                                ------------
                                                  27,105,854
------------------------------------------------------------

See notes to financial statements.
                                                                              31
                                                * Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
FINANCIAL-OTHER -- 4.0%
      37,468  American Express Co.              $  1,453,758
       3,004  Bear Stearns Cos., Inc.                177,146
       5,535  Capital One Financial Corp.            332,100
      38,876  Charles Schwab Corp.                   594,803
       6,051  Concord EFS, Inc.*                     314,713
       3,269  Countrywide Credit Industries,
                Inc.                                 149,982
      19,596  Federal Home Loan Mortgage Corp.     1,371,720
      28,414  Federal National Mortgage Assn.      2,419,452
       7,429  Franklin Resources, Inc.               340,025
       2,545  H & R Block, Inc.                      164,280
       7,034  Lehman Brothers Hldgs., Inc.           546,893
      23,979  MBNA Corp.                             790,108
      22,731  Merrill Lynch & Co., Inc.            1,346,812
      31,453  Morgan Stanley Dean Witter & Co.     2,020,226
       3,378  T. Rowe Price Group, Inc.              126,303
       4,626  USA Education, Inc.                    337,698
                                                ------------
                                                  12,486,019
------------------------------------------------------------
FINANCIAL-THRIFT -- 0.4%
       5,856  Charter One Financial, Inc.            186,806
       4,449  Golden West Financial Corp.            285,804
      24,561  Washington Mutual, Inc.                922,266
                                                ------------
                                                   1,394,876
------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 4.6%
       1,027  Adolph Coors Co.                        51,535
      25,497  Anheuser-Busch Cos., Inc.            1,050,476
      17,812  Archer-Daniels-Midland Co.             231,556
       1,944  Brown-Forman Corp.                     124,299
      11,862  Campbell Soup Co.                      305,447
      70,069  Coca-Cola Co.                        3,153,105
      11,740  Coca-Cola Enterprises, Inc.            191,949
      15,105  ConAgra, Inc.                          299,230
       4,338  Fortune Brands, Inc.                   166,406
       8,014  General Mills, Inc.                    350,853
       9,817  H.J. Heinz Co.                         401,417
       3,831  Hershey Foods Corp.                    236,411
      11,423  Kellogg Co.                            331,267
      40,676  PepsiCo., Inc.                       1,797,879
      62,675  Philip Morris Cos., Inc.             3,180,756
       8,715  Ralston-Purina Group                   261,624
      21,709  Sara Lee Corp.                         411,169
      10,605  Starbucks Corp.*                       243,915
       3,701  The Quaker Oats Co.                    337,716
      16,130  Unilever NV                            960,864
       4,616  UST, Inc.                              133,218
       6,313  W.M. Wrigley Jr. Co.                   295,764
                                                ------------
                                                  14,516,856
------------------------------------------------------------
FOOTWEAR -- 0.1%
       7,361  NIKE, Inc.                             309,088
       1,269  Reebok Int'l. Ltd.*                     40,545
                                                ------------
                                                     349,633
------------------------------------------------------------
GOLD MINING -- 0.1%
      11,178  Barrick Gold Corp.                     169,347
       7,225  Homestake Mining Co.*                   55,994
       9,212  Placer Dome, Inc.                       90,277
                                                ------------
                                                     315,618
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
HOSPITAL SUPPLIES -- 2.6%
      16,556  Baxter Int'l., Inc.*              $    811,244
       7,211  Becton Dickinson & Co., Inc.           258,082
       5,013  Biomet, Inc.*                          240,925
      11,388  Boston Scientific Corp.*               193,596
       1,410  C.R. Bard, Inc.                         80,299
       8,643  Guidant Corp.*                         311,148
      84,803  Johnson & Johnson                    4,240,129
      33,832  Medtronic, Inc.                      1,556,610
       2,378  St. Jude Medical, Inc.*                142,680
       5,506  Stryker Corp.*                         302,004
                                                ------------
                                                   8,136,717
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.3%
       2,202  Black & Decker Corp.                    86,891
       6,626  Clorox Co.                             224,290
      16,122  Colgate-Palmolive Co.                  951,037
       7,481  Newell Rubbermaid, Inc.                187,773
      36,633  Procter & Gamble Co.                 2,337,185
       1,585  Snap-On, Inc.                           38,294
       2,400  Stanley Works                          100,512
       1,537  Tupperware Corp.                        36,012
                                                ------------
                                                   3,961,994
------------------------------------------------------------
INSURANCE -- 4.4%
       4,031  Aetna, Inc.*                           104,282
      14,971  AFLAC, Inc.                            471,437
      20,636  Allstate Corp.                         907,778
       2,939  Ambac Financial Group, Inc.            171,050
      14,179  American General Corp.                 658,614
      65,580  American Int'l. Group, Inc.          5,639,880
       7,205  Aon Corp.                              252,175
       4,914  Chubb Corp.                            380,491
       4,341  Cigna Corp.                            415,955
       4,514  Cincinnati Financial Corp.             178,303
       9,122  Conseco, Inc.*                         124,515
       6,651  Hartford Financial Svcs. Group,
                Inc.                                 454,928
       4,350  Jefferson-Pilot Corp.                  210,192
       5,407  Lincoln Nat'l. Corp., Inc.             279,812
       7,754  Marsh & McLennan Cos., Inc.            783,154
       4,135  MBIA, Inc.                             230,237
      21,572  MetLife, Inc.*                         668,301
       2,994  MGIC Investment Corp.                  217,484
       2,056  Progressive Corp.                      277,951
       8,036  Providian Financial Corp.              475,731
       3,564  SAFECO Corp.                           105,138
       6,123  St. Paul Cos., Inc.                    310,375
       3,578  Torchmark Corp.                        143,871
       6,792  UnumProvident Corp.                    218,159
                                                ------------
                                                  13,679,813
------------------------------------------------------------
LODGING -- 0.3%
      21,571  Cendant Corp.*                         420,635
      10,215  Hilton Hotels Corp.                    118,494
       6,730  Marriott Int'l., Inc.                  318,598
       5,365  Starwood Hotels & Resorts
                Worldwide, Inc.                      200,007
                                                ------------
                                                   1,057,734
------------------------------------------------------------
MACHINERY AND CONSTRUCTION MAINTENANCE -- 0.3%
       9,699  Caterpillar, Inc.                      485,435
       6,589  Deere & Co.                            249,393
       2,052  Fluor Corp.                             92,648
                                                ------------
                                                     827,476
------------------------------------------------------------

                                              See notes to financial statements.
32
* Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 0.4%
       2,657  Cooper Industries, Inc.           $    105,191
       5,689  Dover Corp.                            214,191
       8,511  Illinois Tool Works, Inc.              538,746
       4,518  Ingersoll-Rand Co.                     186,141
       3,392  Pall Corp.                              79,814
       3,288  Parker-Hannifin Corp.                  139,543
       5,020  Thermo Electron Corp.*                 110,540
                                                ------------
                                                   1,374,166
------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.7%
       3,051  Big Lots, Inc.*                         41,738
       2,347  Dillards, Inc.                          35,839
       9,258  Dollar General Corp.                   180,531
       5,552  Federated Department Stores,
                Inc.*                                235,960
       9,297  Kohl's Corp.*                          583,201
       8,337  May Department Stores Co.              285,626
       3,590  Nordstrom, Inc.                         66,594
      25,164  Target Corp.                           870,674
                                                ------------
                                                   2,300,163
------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.7%
      11,831  Cardinal Health, Inc.                  816,339
       1,002  Longs Drug Stores Corp.                 21,593
       7,985  McKesson HBOC, Inc.                    296,403
      28,595  Walgreen Co.                           976,520
                                                ------------
                                                   2,110,855
------------------------------------------------------------
MERCHANDISING-FOOD -- 0.7%
      11,537  Albertson's, Inc.                      345,994
      23,064  Kroger Co.*                            576,600
      14,131  Safeway, Inc.*                         678,288
       3,685  Supervalu, Inc.                         64,672
      19,021  Sysco Corp.                            516,420
       3,928  Winn-Dixie Stores, Inc.                102,639
                                                ------------
                                                   2,284,613
------------------------------------------------------------
MERCHANDISING-MASS -- 2.2%
       7,289  J.C. Penney Co., Inc.                  192,138
      13,421  K Mart Corp.*                          153,939
       9,405  SearsRoebuck & Co.                     397,925
     125,730  Wal-Mart Stores, Inc.                6,135,624
                                                ------------
                                                   6,879,626
------------------------------------------------------------
MERCHANDISING-SPECIAL -- 2.4%
       3,192  AutoZone, Inc.*                        119,700
       8,000  Bed, Bath & Beyond, Inc.*              249,600
       5,836  Best Buy Co., Inc.*                    370,703
       5,725  Circuit City Stores, Inc.              103,050
       5,642  Coach, Inc.*                           214,678
      12,558  Costco Wholesale Corp.*                515,883
      11,017  CVS Corp.                              425,256
      65,204  Home Depot, Inc.                     3,035,246
      10,763  Lowe's Cos., Inc.                      780,856
       8,268  Office Depot, Inc.*                     85,822
       5,209  RadioShack Corp.                       158,874
      12,690  Staples, Inc.*                         202,913
      23,826  The Gap, Inc.                          690,954
      11,868  The Limited, Inc.                      196,059
       4,071  Tiffany & Co.                          147,452
       7,788  TJX Cos., Inc.                         248,204
       5,539  Toys R Us, Inc.*                       137,090
                                                ------------
                                                   7,682,340
------------------------------------------------------------
METALS-ALUMINUM -- 0.4%
       8,962  Alcan Aluminum Ltd.                    376,583
      24,396  Alcoa, Inc.                            961,203
                                                ------------
                                                   1,337,786
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
METALS-COPPER -- 0.1%
       4,245  Freeport-McMoran Copper & Gold,
                Inc.*                           $     46,907
       5,354  Newmont Mining Corp.                    99,638
       2,199  Phelps Dodge Corp.                      91,259
                                                ------------
                                                     237,804
------------------------------------------------------------
METALS-MISCELLANEOUS -- 0.1%
       2,212  Allegheny Technologies, Inc.            40,015
       3,563  Engelhard Corp.                         91,890
       5,144  Inco Ltd.*                              88,785
                                                ------------
                                                     220,690
------------------------------------------------------------
METALS-STEEL -- 0.1%
       2,204  Nucor Corp.                            107,754
       2,436  USX-U.S. Steel Corp.                    49,085
       2,335  Worthington Industries, Inc.            31,756
                                                ------------
                                                     188,595
------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.6%
       5,901  Applera Corp.-Applied Biosystems
                Group                                157,852
       1,276  Millipore Corp.                         79,086
      11,158  Minnesota Mng. & Mfg. Co.            1,273,128
       2,762  PerkinElmer, Inc.                       76,038
       3,218  Quintiles Transnational Corp.*          81,255
       2,627  W.W. Grainger, Inc.                    108,127
                                                ------------
                                                   1,775,486
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 0.1%
       1,057  Nat'l. Svc. Industries, Inc.            23,856
       3,357  Sapient Corp.*                          32,731
      15,733  Yahoo, Inc.*                           314,503
                                                ------------
                                                     371,090
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.4%
       1,563  American Greetings Corp.                17,193
       4,851  Convergys Corp.*                       146,743
       4,011  Equifax, Inc.                          147,123
       8,305  IMS Health, Inc.                       236,692
       8,693  Interpublic Group Cos., Inc.           255,140
       5,001  Omnicom Group, Inc.                    430,086
                                                ------------
                                                   1,232,977
------------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.3%
      21,024  Enron Corp.                          1,030,176
------------------------------------------------------------
OIL AND GAS PRODUCING -- 0.5%
       6,993  Anadarko Petroleum Corp.               377,832
       3,469  Apache Corp.*                          176,052
       6,071  Burlington Resources, Inc.             242,536
       3,612  Devon Energy Corp.                     189,630
       3,263  EOG Resources, Inc.                    116,000
      10,439  Occidental Petroleum Corp.             277,573
       6,841  Unocal Corp.                           233,620
                                                ------------
                                                   1,613,243
------------------------------------------------------------
OIL AND GAS SERVICES -- 0.7%
       9,311  Baker Hughes, Inc.                     311,918
      12,421  Halliburton Co.                        442,188
       1,533  McDermott Int'l., Inc.*                 17,859
       4,089  Nabors Industries, Inc.*               152,111
       3,925  Noble Drilling Corp.*                  128,544
       2,575  Rowan Cos., Inc.*                       56,908
      16,123  Schlumberger Ltd.                      848,876
       8,862  Transocean Sedco Forex, Inc.           365,557
                                                ------------
                                                   2,323,961
------------------------------------------------------------

See notes to financial statements.
                                                                              33
                                                * Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.4%
       2,486  Amerada Hess Corp.                $    200,869
       1,888  Ashland, Inc.                           75,709
       2,638  Kerr-McGee Corp.                       174,820
       7,208  Phillips Petroleum Co.                 410,856
       2,284  Sunoco, Inc.                            83,663
       8,696  USX-Marathon Group                     256,619
                                                ------------
                                                   1,202,536
------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 4.9%
      18,102  Chevron Corp.                        1,638,231
      17,584  Conoco, Inc.                           508,177
      97,948  Exxon Mobil Corp.                    8,555,758
      60,229  Royal Dutch Petroleum Co.            3,509,544
      15,505  Texaco, Inc.                         1,032,633
                                                ------------
                                                  15,244,343
------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.7%
       1,586  Boise Cascade Corp.                     55,780
       6,358  Georgia-Pacific Corp.                  215,218
      13,590  Int'l. Paper Co.                       485,163
      15,059  Kimberly-Clark Corp.                   841,798
       2,762  Louisiana-Pacific Corp.                 32,398
       2,778  Mead Corp.                              75,395
         714  Potlatch Corp.                          24,569
       2,841  Westvaco Corp.                          69,008
       6,142  Weyerhaeuser Co.                       337,626
       3,092  Willamette Industries, Inc.            153,054
                                                ------------
                                                   2,290,009
------------------------------------------------------------
PHOTOGRAPHY -- 0.1%
       8,452  Eastman Kodak Co.                      394,539
------------------------------------------------------------
POLLUTION CONTROL -- 0.2%
       5,547  Allied Waste Industries, Inc.*         103,618
      17,540  Waste Management, Inc.*                540,583
                                                ------------
                                                     644,201
------------------------------------------------------------
PUBLISHING AND PRINTING -- 0.6%
       1,948  Deluxe Corp.                            56,297
       2,418  Dow Jones & Co., Inc.                  144,379
       7,431  Gannett Co., Inc.                      489,703
       2,030  Knight-Ridder, Inc.                    120,379
       5,505  McGraw-Hill Cos., Inc.                 364,156
       1,348  Meredith Corp.                          48,272
       4,610  Moody's Corp.                          154,435
       4,532  New York Times Co.                     190,344
       3,367  R.R. Donnelley & Sons Co.              100,000
       8,519  Tribune Co.                            340,845
                                                ------------
                                                   2,008,810
------------------------------------------------------------
RAILROADS -- 0.4%
      11,069  Burlington Northern Santa Fe           333,952
       5,936  CSX Corp.                              215,121
      10,795  Norfolk Southern Corp.                 223,456
       6,966  Union Pacific Corp.                    382,503
                                                ------------
                                                   1,155,032
------------------------------------------------------------
RESTAURANTS -- 0.4%
       3,357  Darden Restaurants, Inc.                93,660
      36,983  McDonald's Corp.*                    1,000,760
       4,138  Tricon Global Restaurants*             181,658
       3,173  Wendy's Int'l., Inc.                    81,039
                                                ------------
                                                   1,357,117
------------------------------------------------------------
SEMICONDUCTORS -- 0.0%
       2,666  Adaptec, Inc.*                          26,500
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 1.1%
       8,371  Applied Micro Circuits Corp.*     $    143,981
       6,846  Broadcom Corp.*                        292,735
       6,702  Conexant Systems, Inc.*                 59,983
       8,893  Linear Technology Corp.                393,248
       9,063  Maxim Integrated Products, Inc.*       400,675
      48,793  Texas Instruments, Inc.              1,536,980
       5,314  Vitesse Semiconductor Corp.*           111,807
       9,262  Xilinx, Inc.*                          381,965
                                                ------------
                                                   3,321,374
------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 0.7%
      12,815  Agilent Technologies, Inc.*            416,488
      22,755  Applied Materials, Inc.*             1,117,270
       1,355  Axcelis Technologies, Inc.*             20,054
       5,162  KLA-Tencor Corp.*                      301,822
       3,929  Novellus Systems, Inc.*                223,128
       4,873  Teradyne, Inc.*                        161,296
                                                ------------
                                                   2,240,058
------------------------------------------------------------
TELECOMMUNICATIONS -- 5.2%
     105,773  AT & T Corp.                         2,327,006
      52,789  BellSouth Corp.                      2,125,813
       7,270  Citizens Comm. Co.*                     87,458
      46,565  Qwest Comm. Int'l., Inc.             1,484,027
      95,286  SBC Comm., Inc.                      3,817,157
      24,772  Sprint Corp. (FON GROUP)               529,130
      26,222  Sprint PCS*                            633,261
      76,085  Verizon Comm.                        4,070,547
       5,585  Williams Comm. Group, Inc.*             16,476
      80,961  WorldCom, Inc.*                      1,149,646
       3,238  WorldCom, Inc. - MCI Group*             52,132
                                                ------------
                                                  16,292,653
------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 2.9%
      21,758  ADC Telecomm., Inc.*                   143,603
       2,211  Andrew Corp.*                           40,793
       7,878  Avaya, Inc.*                           107,929
     204,853  Cisco Systems, Inc.*                 3,728,324
      25,840  Corning, Inc.                          431,786
      36,618  JDS Uniphase Corp.*                    457,725
      95,668  Lucent Technologies, Inc.              593,142
      61,410  Motorola, Inc.                       1,016,949
      89,497  Nortel Networks Corp.                  813,528
      21,198  QUALCOMM, Inc.*                      1,239,659
       4,518  Scientific Atlanta, Inc.               183,431
      11,526  Tellabs, Inc.*                         223,374
                                                ------------
                                                   8,980,243
------------------------------------------------------------
TELECOMMUNICATIONS-SPECIALTY -- 0.4%
       8,823  ALLTEL Corp.                           540,497
      24,747  Global Crossing Ltd.*                  213,814
      21,398  Nextel Comm., Inc.*                    374,465
                                                ------------
                                                   1,128,776
------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.1%
       4,739  Cintas Corp.*                          219,179
       1,233  Liz Claiborne, Inc.                     62,205
       2,879  V.F. Corp.                             104,738
                                                ------------
                                                     386,122
------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.1%
       8,282  FedEx Corp.*                           332,936
       1,583  Ryder Systems, Inc.                     31,027
                                                ------------
                                                     363,963
------------------------------------------------------------

                                              See notes to financial statements.
34
* Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 2.6%
      14,918  AES Corp.*                        $    642,220
       3,427  Allegheny Energy, Inc.                 165,353
       3,853  Ameren Corp.                           164,523
       9,071  American Electric Power, Inc.          418,808
       8,350  Calpine Corp.*                         315,630
       3,893  CenturyTel, Inc.                       117,958
       4,468  CiNergy Corp.                          156,157
       3,706  CMS Energy Corp.                       103,212
       6,011  Consolidated Edison, Inc.              239,238
       4,564  Constellation Energy Group, Inc.       194,426
       6,742  Dominion Resources, Inc.               405,396
       4,006  DTE Energy Co.                         186,039
      21,561  Duke Energy Co.                        841,095
       9,085  Edison Int'l.*                         101,298
       6,290  Entergy Corp.                          241,473
       8,988  Exelon Corp.                           576,310
       6,382  FirstEnergy Corp.                      205,245
       4,984  FPL Group, Inc.                        300,087
       3,330  GPU, Inc.                              117,049
       9,488  Mirant Corp.*                          326,387
       4,470  Niagara Mohawk Hldgs., Inc.*            79,074
       5,729  NiSource, Inc.                         156,574
         775  NiSource, Inc. -- SAILS*                 1,837
      10,767  PG&E Corp.*                            120,590
       2,369  Pinnacle West Capital Corp.            112,291
       4,084  PPL Corp.                              224,620
       5,774  Progress Energy, Inc.                  259,368
       6,099  Public Svc. Enterprise Group,
                Inc.                                 298,241
       8,303  Reliant Energy, Inc.                   267,440
      19,049  Southern Co.                           442,889
       7,273  TXU Corp.                              350,486
                                                ------------
                                                   8,131,314
------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.2%
       3,888  KeySpan Corp.                          141,834
       3,221  Kinder Morgan, Inc.                    161,855
       1,317  NICOR, Inc.                             51,337
       1,614  ONEOK, Inc.                             31,796
       1,030  Peoples Energy Corp.                    41,406
       5,774  Sempra Energy                          157,861
                                                ------------
                                                     586,089
------------------------------------------------------------
              TOTAL COMMON STOCKS (COST
                $345,338,321)                    309,084,071
------------------------------------------------------------
 U.S. GOVERNMENT -- 0.1%
------------------------------------------------------------
 Principal
   Amount                                              Value
------------------------------------------------------------
$   250,000   U.S. Treasury Bill
                3.835%, 7/5/2001
                (COST $249,893)                 $    249,893
------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.5%
------------------------------------------------------------
$ 4,713,000   State Street Bank and Trust Co.
              repurchase agreement, dated
              6/29/2001, maturity value
              $4,714,583 at 4.03%, due
              7/2/2001 (1)
              (COST $4,713,000)                 $  4,713,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
  (COST $350,301,214)                            314,046,964
CASH, RECEIVABLES AND OTHER ASSETS LESS
  LIABILITIES -- 0.1%                                363,099
------------------------------------------------------------
NET ASSETS  100%                                $314,410,063
------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

------------------------------------------------------------
 PURCHASED FUTURES CONTRACTS
------------------------------------------------------------

---------------------------------------------------
                                        Unrealized
Contracts   Description   Expiration   Depreciation
---------------------------------------------------
15         S&P 500 Index    9/2001     $   (159,276)

At June 30, 2001 The Guardian S&P 500 Index Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

See notes to financial statements.
                                                                              35
                                                * Non-income producing security.

-   The Guardian Baillie Gifford International Fund
 COMMON STOCKS -- 93.5%

Shares                                                 Value
------------------------------------------------------------
AUSTRALIA -- 3.8%
  BUSINESS SERVICES -- 0.9%
       44,360  Brambles Industries Ltd.         $  1,086,039
  CONSTRUCTION AND MINING EQUIPMENT -- 0.6%
      149,307  BHP Billiton Ltd.                     801,451
  FINANCIAL-BANKS -- 1.0%
       69,570  National Australia Bank             1,243,792
  FOOD, BEVERAGE AND TOBACCO -- 0.2%
      118,300  Fosters Brewing Group                 330,657
  MEDIA AND ENTERTAINMENT -- 0.6%
       77,500  News Corp. Ltd.                       712,271
  MERCHANDISING-MASS -- 0.5%
      111,406  Woolworths Ltd.                       625,049
                                                ------------
                                                   4,799,259
------------------------------------------------------------
BELGIUM -- 2.5%
  FINANCIAL-BANKS -- 1.2%
       93,100  Dexia                               1,478,541
  FOOD, BEVERAGE AND TOBACCO -- 1.3%
       60,120  Interbrew                           1,609,978
                                                ------------
                                                   3,088,519
------------------------------------------------------------
DENMARK -- 0.8%
  PHARMACEUTICALS -- 0.8%
       21,565  Novo Nordisk AS                       954,790
------------------------------------------------------------
FINLAND -- 1.2%
  TELECOMMUNICATIONS -- 1.2%
       65,960  Nokia OYJ                           1,496,384
------------------------------------------------------------
FRANCE -- 10.6%
  ELECTRONICS AND INSTRUMENTS -- 0.6%
        4,250  Legrand                               812,535
  FINANCIAL-BANKS -- 1.0%
       14,040  BNP Paribas                         1,223,134
  INSURANCE -- 1.3%
       56,040  Axa                                 1,598,075
  MEDIA AND ENTERTAINMENT -- 0.8%
       43,390  Publicis Groupe S.A.*               1,051,646
  OIL AND GAS PRODUCING -- 3.2%
       28,780  Total Fina Elf S.A.                 4,034,041
  PHARMACEUTICALS -- 2.6%
       40,520  Aventis S.A.                        3,238,136
  TELECOMMUNICATIONS -- 1.1%
      163,700  Orange S.A.*                        1,331,784
                                                ------------
                                                  13,289,351
------------------------------------------------------------
GERMANY -- 4.9%
  COMPUTER SOFTWARE -- 1.4%
       12,200  SAP AG                              1,694,647
  DRUGS AND HOSPITALS -- 0.7%
       21,830  GEHE AG                               849,142
  ELECTRONICS AND INSTRUMENTS -- 0.8%
       19,470  Epcos AG                            1,061,105
  FINANCIAL-BANKS -- 1.5%
       25,560  Deutsche Bank AG                    1,833,371
  FINANCIAL-OTHER -- 0.5%
       18,600  Deutsche Boerse AG                    657,299
                                                ------------
                                                   6,095,564
------------------------------------------------------------
HONG KONG -- 3.2%
  COMPUTER SYSTEMS -- 0.2%
      388,000  Legend Hldgs. Ltd.                    216,390
  CONGLOMERATES -- 0.7%
       86,000  Hutchison Whampoa                     868,291
  FINANCIAL-BANKS -- 0.3%
      184,600  Bank of East Asia Ltd.                428,378
  REAL ESTATE INVESTMENT TRUST -- 1.3%
      106,000  Cheung Kong Hldgs.                  1,155,158
       51,000  Sun Hung Kai Properties Ltd.          459,339

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  TELECOMMUNICATIONS -- 0.3%
       74,000  China Mobile Ltd.*               $    389,933
  UTILITIES-ELECTRIC AND WATER -- 0.4%
      119,500  Hong Kong Electric                    459,627
                                                ------------
                                                   3,977,116
------------------------------------------------------------
IRELAND -- 1.4%
  CONSTRUCTION AND MINING -- 1.4%
      103,440  CRH PLC                             1,735,672
------------------------------------------------------------
ITALY -- 3.4%
  FINANCIAL-BANKS -- 1.3%
      124,200  San Paolo IMI SPA                   1,593,534
  INSURANCE -- 1.3%
      134,980  Riunione Adriatica di Sicurta
                 SPA                               1,660,925
  TELECOMMUNICATIONS -- 0.8%
      186,460  Telecom Italia SPA                    951,253
                                                ------------
                                                   4,205,712
------------------------------------------------------------
JAPAN -- 23.9%
  AUTOMOTIVE -- 1.7%
       60,000  Toyota Motor Corp.*                 2,112,100
  CHEMICALS-MAJOR -- 1.2%
      329,000  Sumitomo Chemical                   1,485,262
  DISTRIBUTOR-FOOD -- 1.3%
      245,000  Mitsui & Co. Ltd.                   1,648,264
  DRUGS AND HOSPITALS -- 1.3%
       34,000  Takeda Chemical Industries Ltd.     1,581,269
  ELECTRICAL EQUIPMENT -- 2.2%
      155,000  Matsushita Electric Works Ltd.      1,792,238
       66,000  Nippon Electric Glass Co. Ltd.        935,675
  ELECTRONICS AND INSTRUMENTS -- 4.0%
        9,600  Hirose Electric Co. Ltd.              731,297
      192,000  Hitachi                             1,885,975
       10,200  Kyocera Corp.                         899,687
        9,400  Rohm Co.                            1,460,765
  FINANCIAL-BANKS -- 0.3%
           69  UFJ Hldgs.*                           371,253
  FINANCIAL-OTHER -- 3.6%
       89,000  Nomura Securities Co. Ltd.          1,705,637
       25,300  Promise Co.                         2,085,510
      124,000  Sumitomo Marine & Fire
                 Insurance                           693,032
  HOUSEHOLD PRODUCTS -- 1.2%
       59,000  Kao Corp.                           1,466,603
  MACHINERY AND CONSTRUCTION MAINTENANCE -- 1.2%
      340,000  Mitsubishi Heavy Industries
                 Ltd.                              1,551,279
  MACHINERY AND EQUIPMENT -- 2.1%
       42,000  Canon, Inc.                         1,697,378
        8,700  SMC Corp.                             931,321
  MERCHANDISING-DEPARTMENT STORES -- 1.6%
       11,900  Fast Retailing Co. Ltd.             2,070,644
  PHOTOGRAPHY -- 1.4%
       41,000  Fuji Photo Film Co. Ltd.            1,768,743
  TELECOMMUNICATIONS -- 0.8%
           55  NTT DoCoMo, Inc.                      957,020
                                                ------------
                                                  29,830,952
------------------------------------------------------------
NETHERLANDS -- 4.4%
  BROADCASTING AND PUBLISHING -- 1.0%
       35,450  Ver Ned Uitgevers*                  1,201,684
  CHEMICALS-MISCELLANEOUS -- 1.2%
       36,690  Akzo Nobel NV                       1,554,647
  COMPUTER SYSTEMS -- 1.3%
       70,980  ASM Lithography Hldg. NV            1,593,426
  ELECTRONICS AND INSTRUMENTS -- 0.9%
       41,880  Philips Electronics (KON)           1,111,229
                                                ------------
                                                   5,460,986
------------------------------------------------------------
PORTUGAL -- 1.8%
  TELECOMMUNICATIONS -- 0.5%
        1,962  Portugal Telecom. SGPS*                13,701
       98,100  Portugal Telecom. SGPS S.A.*          685,031

                                              See notes to financial statements.
36
* Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  TRANSPORTATION-MISCELLANEOUS -- 1.3%
      190,480  Brisa (Auto Estrada)             $  1,614,222
                                                ------------
                                                   2,312,954
------------------------------------------------------------
SINGAPORE -- 0.5%
  PUBLISHING AND PRINTING -- 0.5%
       55,197  Singapore Press Hldgs.                605,895
------------------------------------------------------------
SPAIN -- 2.0%
  FINANCIAL-BANKS -- 1.3%
      176,440  Banco Santander Central Hispano
                 S.A.                              1,599,907
  TELECOMMUNICATIONS -- 0.7%
       68,240  Telefonica S.A.                       842,004
                                                ------------
                                                   2,441,911
------------------------------------------------------------
SWEDEN -- 0.9%
  CONSTRUCTION AND MINING EQUIPMENT -- 0.9%
       58,340  Atlas Copco AB                      1,132,138
------------------------------------------------------------
SWITZERLAND -- 8.0%
  BUILDING MATERIALS AND HOMEBUILDERS -- 0.5%
        3,227  Holcim Ltd.*                          657,435
  FINANCIAL-BANKS -- 1.2%
        9,351  Credit Suisse Group*                1,538,113
  FOOD, BEVERAGE AND TOBACCO -- 1.7%
        9,600  Nestle S.A.                         2,041,303
  INSURANCE -- 2.2%
        1,365  Swiss Re                            2,729,240
  MISCELLANEOUS-CAPITAL GOODS -- 0.6%
          729  Swatch Group*                         730,420
  PHARMACEUTICALS -- 1.8%
       62,556  Novartis AG                         2,265,109
                                                ------------
                                                   9,961,620
------------------------------------------------------------
UNITED KINGDOM -- 20.2%
  COMPUTER SOFTWARE -- 0.6%
       87,140  CMG PLC                               398,772
       98,000  Sage Group                            350,554
  CONSTRUCTION AND MINING -- 0.5%
       86,000  Hanson PLC                            634,031
  ELECTRONICS AND INSTRUMENTS -- 0.4%
       58,000  Electrocomponents                     439,446
  ENTERTAINMENT AND LEISURE -- 0.2%
       28,678  Compass Group*                        229,803
  FINANCIAL-BANKS -- 4.7%
       39,000  Barclays                            1,197,337
       60,325  Halifax PLC                           698,336
      136,000  HSBC Hldgs.                         1,613,630
       89,000  Lloyds TSB Group PLC                  891,785
       66,564  Royal Bank of Scotland              1,468,938
  FINANCIAL-OTHER -- 1.6%
       64,000  Amvescap PLC                        1,113,120
       64,000  CGU PLC                               885,990
  FOOD, BEVERAGE AND TOBACCO -- 2.4%
      116,000  Diageo PLC                          1,274,230
      148,000  Imperial Tobacco                    1,740,377

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  INSURANCE -- 1.1%
       33,000  Prudential Corp.                 $    400,140
      125,000  Royal & Sun Alliance Ins. Group       941,801
  OIL AND GAS SERVICES -- 1.4%
      108,000  Enterprise Oil PLC                    900,410
      109,000  Shell Transport & Trading             907,213
  OIL-INTEGRATED-INTERNATIONAL -- 2.4%
      358,000  BP Amoco PLC*                       2,946,882
  PHARMACEUTICALS -- 3.7%
       23,000  Astrazeneca                         1,073,110
      127,602  Glaxosmithkline                     3,594,038
  TELECOMMUNICATIONS -- 1.2%
      676,650  Vodafone Group                      1,500,859
                                                ------------
                                                  25,200,802
------------------------------------------------------------
               TOTAL COMMON STOCKS (COST
                 $127,670,623)                   116,589,625
------------------------------------------------------------
 PREFERRED STOCK -- 1.0%
------------------------------------------------------------
       11,400  Marschollek Lauten
                 (COST $1,481,140)              $  1,266,547
------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK -- 0.5%
------------------------------------------------------------
  Principal
   Amount                                              Value
------------------------------------------------------------
$  96,000,000  Sanwa Int'l. Financial Ltd.
               1.25% 1/8/2005*
               (COST $872,035)                  $    665,865
------------------------------------------------------------
 REPURCHASE AGREEMENT -- 4.4%
------------------------------------------------------------
$   5,505,000  State Street Bank and Trust Co.
               repurchase agreement, dated
               6/29/2001, maturity value
               $5,506,262 at 2.75%, due
               7/2/2001 (1)
               (COST $5,505,000)                $  5,505,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 99.4%
  (COST $135,528,798)                            124,027,037
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.6%                           736,872
------------------------------------------------------------
NET ASSETS -- 100%                              $124,763,909
------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

See notes to financial statements.
                                                                              37
                                                * Non-income producing security.

-   The Guardian Baillie Gifford Emerging Markets Fund

 COMMON STOCKS -- 88.4%

Shares                                                 Value
------------------------------------------------------------
ARGENTINA -- 0.6%
  FINANCIAL-OTHER -- 0.4%
       11,200  Grupo Financiero Galicia S.A.
                 ADR                             $   164,864
  MERCHANDISING-FOOD -- 0.2%
       11,480  Imp. Y Exp. Patagonia*                100,493
                                                 -----------
                                                     265,357
------------------------------------------------------------
BRAZIL -- 4.5%
  FINANCIAL-BANKS -- 0.4%
        6,800  Unibanco GDR                          173,060
  FOOD, BEVERAGE AND TOBACCO -- 0.9%
       16,000  Comp. de Bebidas das Americas
                 ADR                                 370,400
  OIL AND GAS SERVICES -- 1.3%
       21,000  Petroleo Brasileiro S.A. ADR          546,000
  PAPER AND FOREST PRODUCTS -- 0.6%
       17,800  Votorantim Celulose e Papel S.A.
                 ADR*                                268,780
  TELECOMMUNICATIONS -- 0.6%
       15,300  Telecom. Norte Leste
                 Participacoes ADR                   233,478
  TEXTILE-APPAREL AND PRODUCTION -- 0.5%
       83,700  Confeccoes Guararapes S.A.            192,414
  UTILITIES-ELECTRIC AND WATER -- 0.2%
        6,722  Comp. Energetica de Minas ADR*         78,076
                                                 -----------
                                                   1,862,208
------------------------------------------------------------
CHILE -- 2.1%
  CONSTRUCTION AND MINING -- 0.8%
       47,940  Antofagasta Hldgs.                    315,763
  FINANCIAL-BANKS -- 0.8%
       19,000  Banco Santander Chile ADR             328,890
  MUTUAL FUNDS -- 0.2%
        2,800  Genesis Chile Fund*                    88,200
  TELECOMMUNICATIONS -- 0.3%
       10,000  Comp. de Telecom. de Chile ADR*       140,800
                                                 -----------
                                                     873,653
------------------------------------------------------------
EGYPT -- 1.0%
  FOOD, BEVERAGE AND TOBACCO -- 1.0%
       36,000  Al Ahram Beverages Co. S.A.E.
                 GDR*                                416,700
------------------------------------------------------------
HONG KONG -- 12.1%
  AUTOMOTIVE PARTS -- 1.3%
    1,507,000  Denway Motors Ltd.*                   540,988
  COMPUTER SYSTEMS -- 0.8%
      564,000  Legend Hldgs. Ltd.                    314,547
  ELECTRICAL EQUIPMENT -- 1.6%
    1,870,000  China Rare Earth Hldgs. Ltd.          665,305
  FINANCIAL-OTHER -- 2.6%
      770,000  China Everbright                      715,724
    1,750,000  First Pacific Co. Ltd.                379,176
  MACHINERY-INDUSTRIAL SPECIALTY -- 0.4%
      288,000  Kingboard Chemical Hldgs. Ltd.*       171,697
  REAL ESTATE INVESTMENT TRUST -- 1.5%
      374,000  China Resources Enterprises           630,542
  TELECOMMUNICATIONS -- 3.9%
       25,800  China Mobile (Hong Kong) Ltd.
                 ADR*                                691,182
      176,000  China Mobile Ltd.*                    927,408
                                                 -----------
                                                   5,036,569
------------------------------------------------------------
HUNGARY -- 1.7%
  FINANCIAL-BANKS -- 0.8%
        6,030  OTP Bank                              313,860
  PHARMACEUTICALS -- 0.7%
        5,430  Richter Gedeon VEG                    302,386
  TELECOMMUNICATIONS -- 0.2%
       30,240  Matav RT                               88,965
                                                 -----------
                                                     705,211
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
INDIA -- 2.4%
  MUTUAL FUNDS -- 0.9%
       30,000  UTI Int'l. Ltd.*                  $   363,750
  TEXTILE-APPAREL AND PRODUCTION -- 1.5%
       42,000  Reliance Industries Ltd. GDR          655,200
                                                 -----------
                                                   1,018,950
------------------------------------------------------------
ISRAEL -- 1.9%
  COMPUTER SOFTWARE -- 0.5%
        3,900  Check Point Software
                 Technologies Ltd.*                  197,223
  COMPUTER SYSTEMS -- 0.3%
       18,000  M-Systems Flash Disk Pioneers
                 Ltd.*                               127,800
  DRUGS AND HOSPITALS -- 1.1%
        7,800  Teva Pharmaceutical Inds. Ltd.
                 ADR                                 485,940
                                                 -----------
                                                     810,963
------------------------------------------------------------
MALAYSIA -- 1.7%
  TELECOMMUNICATIONS -- 0.8%
      615,000  Technology Resources Inds.
                 Berhad*                             317,211
  TRANSPORTATION-MISCELLANEOUS -- 0.9%
      207,000  Malaysia Int'l. Shipping Corp.*       370,421
                                                 -----------
                                                     687,632
------------------------------------------------------------
MEXICO -- 14.1%
  BUSINESS SERVICES -- 0.6%
       14,400  Grupo Aeroportuario del Sureste
                 S.A. de C.V. ADR                    269,280
  CONSTRUCTION AND MINING -- 2.3%
       27,307  Cemex S.A. de C.V. ADR                723,635
      150,000  Consorcio Ara S.A. de C.V.*           248,482
  FINANCIAL-OTHER -- 1.2%
      492,000  Grupo Fin. BBVA Bancomer S.A. de
                 C.V.*                               488,469
  FOOD, BEVERAGE AND TOBACCO -- 1.2%
      180,190  Grupo Modelo S.A.                     485,548
  MEDIA AND ENTERTAINMENT -- 1.3%
       72,670  Corp. Interamericana
                 Entretenimiento*                    300,551
        6,400  Grupo Television S.A. de C.V.
                 ADR*                                256,064
  MERCHANDISING-DEPARTMENT STORES -- 0.5%
       21,500  Grupo Elektra S.A. de C.V. GDR        204,465
  MERCHANDISING-MASS -- 1.6%
      241,300  Walmart de Mexico                     655,547
  METALS-MISCELLANEOUS -- 0.5%
       16,600  Tubos de Acero                        214,471
  PAPER AND FOREST PRODUCTS -- 0.5%
       77,000  Kimberly-Clark Mexico                 227,981
  TELECOMMUNICATIONS -- 3.2%
      191,000  Grupo Carso Global Telecom.*          458,780
       24,300  Telefonos de Mexico S.A. ADR          852,696
  WIRELESS COMMUNICATION -- 1.2%
       24,300  America Movil S.A. de C.V. ADR        506,898
                                                 -----------
                                                   5,892,867
------------------------------------------------------------
PANAMA -- 0.6%
  FOOD, BEVERAGE AND TOBACCO -- 0.6%
       13,000  Panamerican Beverages                 263,900
------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 4.4%
  AIR TRANSPORTATION -- 1.2%
    3,200,000  China Eastern Airline                 504,628
  CONSTRUCTION AND MINING -- 1.6%
    1,374,000  Yanzhou Coal Mining                   634,170
  TRANSPORTATION-MISCELLANEOUS -- 1.6%
    3,700,000  Guangshen Railway Co. Ltd.            673,607
                                                 -----------
                                                   1,812,405
------------------------------------------------------------
POLAND -- 1.0%
  FINANCIAL-BANKS -- 1.0%
       23,490  Bk Polska Kasa Opieki Grupa*          402,937
------------------------------------------------------------

                                              See notes to financial statements.
38
* Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
RUSSIA -- 2.1%
  OIL-INTEGRATED-INTERNATIONAL -- 2.1%
        9,990  Lukoil Hldg. ADR                  $   506,992
       27,440  Surgutneftegaz ADR                    349,860
                                                 -----------
                                                     856,852
------------------------------------------------------------
SOUTH AFRICA -- 10.3%
  CONSTRUCTION AND MINING -- 6.0%
       13,800  Anglo American Platinum Corp.         615,321
       61,000  Anglo American PLC                    906,128
      137,000  Anglovaal Mining Ltd.*                672,119
      160,000  Northam Platinum                      303,053
  GOLD MINING -- 0.9%
       64,000  Harmony Gold Mining Co. Ltd.          372,805
  METALS-STEEL -- 1.9%
      224,000  Iscor Ltd.*                           806,816
  TRANSPORTATION-MISCELLANEOUS -- 1.5%
      528,000  Super Group Ltd.*                     605,947
                                                 -----------
                                                   4,282,189
------------------------------------------------------------
SOUTH KOREA -- 16.7%
  AEROSPACE AND DEFENSE -- 0.9%
       60,280  Daewoo Shipbuilding & Marine
                 Eng. Co. Ltd.*                      369,421
  BUILDING MATERIALS AND HOMEBUILDERS -- 2.3%
       17,000  Kumkang Korea Chemical Co. Ltd.       966,013
  CHEMICALS-MAJOR -- 1.0%
       53,500  Honam Petrochemical Corp.*            396,982
  ELECTRICAL EQUIPMENT -- 1.9%
       23,577  Sam Hwa Electronics Co.               243,838
        2,400  Samsung Electronics                   354,325
        2,500  Samsung Electronics Ltd. GDR+         196,125
  FINANCIAL-BANKS -- 1.2%
       36,805  Kookmin Bank GDR+                     487,666
  FINANCIAL-OTHER -- 1.9%
      110,000  Good Morning Securities Co.*          435,602
       35,000  Shinyoung Securities Co. Ltd.         344,483
  FOOD, BEVERAGE AND TOBACCO -- 1.0%
       12,750  Hite Brewery Co.*                     430,392
  MANUFACTURING -- 1.8%
        9,700  Hankuk Electric Glass Co. Ltd.        760,784
  MERCHANDISING-DEPARTMENT STORES -- 1.9%
       60,000  Hyundai Dept. Store Co. Ltd.          807,382
  METALS-STEEL -- 1.5%
      104,000  Poongsan Corp.                        607,766
  TELECOMMUNICATIONS -- 1.3%
       25,000  Korea Telecom Corp. ADR*              549,500
                                                 -----------
                                                   6,950,279
------------------------------------------------------------
TAIWAN -- 8.3%
  CHEMICALS-MAJOR -- 1.1%
    1,140,000  Taiwan Polypropylene Co. Ltd.*        470,171
  COMPUTER SYSTEMS -- 1.7%
       93,750  Asustek Computer, Inc. GDR            404,062
       90,000  Quanta Computer*                      305,838
  ELECTRONICS AND INSTRUMENTS -- 4.9%
       28,000  Hon Hai Precision Ind. Co. Ltd.
                 GDR                                 341,600
       67,340  Hon Hai Precision Ind. Co. Ltd.*      354,009
      673,000  United Microelectronics Corp.*        893,294
       33,000  Via Technologies, Inc.*               228,115
       25,179  Winbond Electronics Corp. GDR         216,537
  TRANSPORTATION-MISCELLANEOUS -- 0.6%
       90,000  Yang Ming Marine Transport GDR*       229,500
                                                 -----------
                                                   3,443,126
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
THAILAND -- 1.3%
  REAL ESTATE INVESTMENT TRUST -- 0.1%
      528,000  Golden Land Ppty.*                $    60,676
  TELECOMMUNICATIONS -- 1.2%
      213,600  Total Access Comm. Public Co.+*       480,600
                                                 -----------
                                                     541,276
------------------------------------------------------------
TURKEY -- 1.1%
  ELECTRICAL EQUIPMENT -- 0.5%
   81,250,000  Vestel Electronik Sanayi ve
                 Ticaret A.S.*                       197,933
  FINANCIAL-BANKS -- 0.6%
       93,398  Haci Omer Sabanci Hldgs. S.A.
                 ADR                                  93,398
   59,775,000  Yapi ve Kredi Bankasi A.S.*           186,200
                                                 -----------
                                                     477,531
------------------------------------------------------------
VENEZUELA -- 0.5%
  TELECOMMUNICATIONS -- 0.5%
        9,000  Comp. Anonima Nacional Tel. de
                 Venezuela ADR                       210,960
------------------------------------------------------------
               TOTAL COMMON STOCKS (COST
                 $36,176,398)                     36,811,565
------------------------------------------------------------
 PREFERRED STOCKS -- 5.3%
------------------------------------------------------------
                                                 -----------
    2,000,000  Banco Itau S.A.                       175,233
        4,220  Brasil Telecom. Participacoes
                 S.A. ADR                            177,307
       17,200  Comp. Vale do Rio Doce                391,075
       10,100  Embraer -- Empresa Brasileira de
                 Aeronautica ADR                     394,405
      397,726  Itausa-Investimentos Itau S.A.        355,375
       20,500  Petroleo Brasileiro S.A. ADR          479,495
      510,000  Siam Commercial Bank*                 225,415
------------------------------------------------------------
               TOTAL PREFERRED STOCKS (COST
                 $2,117,236)                       2,198,305
------------------------------------------------------------
 REPURCHASE AGREEMENT -- 2.4%
------------------------------------------------------------
  Principal
   Amount                                              Value
------------------------------------------------------------
$   1,001,000  State Street Bank and Trust Co.
               repurchase agreement, dated
               6/29/2001, maturity value
               $1,001,229 at 2.75%, due
               7/2/2001 (1)
                 (COST $1,001,000)               $ 1,001,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 96.1%
  (COST $39,294,634)                              40,010,870
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 3.9%                         1,642,736
------------------------------------------------------------
NET ASSETS -- 100%                               $41,653,606
------------------------------------------------------------

 +  Rule 144A restricted security.
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.

See notes to financial statements.
                                                                              39
                                                * Non-income producing security.

-   The Guardian Investment Quality Bond Fund

 ASSET BACKED -- 9.8%

---------------------------------------------------------------------
      Principal
       Amount                                                   Value
---------------------------------------------------------------------
    $     206,281       Amresco
                          1997-1 MIF
                          7.42% due 3/25/2027            $    208,102
        2,700,000       Citibank Credit Card Issuance
                          Tr.
                          2000-A1 A1
                          6.90% due 10/17/2007              2,815,174
        1,700,000       Connecticut RRB Special Purpose
                          Tr.
                          2001-1 A2
                          5.36% due 3/30/2007               1,700,395
        2,650,000       MBNA Credit Card Master Nt. Tr.
                          2001-A1 A1
                          5.75% due 10/15/2008              2,643,348
        1,700,000       MBNA Master Credit Card Tr.
                          1998-D A
                          5.80% due 12/15/2005              1,731,758
        2,700,000       Peco Energy Transition Tr.
                          1999-A A6
                          6.05% due 3/1/2009                2,709,296
        2,700,000       PSE&G Transition Funding LLC
                          2001-1 A5
                          6.45% due 3/15/2013               2,687,687
        1,800,000       Residential Asset Securities
                          Corp.
                          1998-KS3 AI5
                          6.16% due 4/25/2026               1,813,636
---------------------------------------------------------------------
                        TOTAL ASSET BACKED
                          (COST $16,446,771)               16,309,396
---------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED -- 7.1%
---------------------------------------------------------------------
    $   1,400,000       1301 Avenue of the Americas Tr.
                          2000-1301 C
                          7.44% due 8/3/2005 +           $  1,463,768
        1,800,000       Bear Stearns Comm'l. Mtg. Sec.,
                          Inc.
                          2001-Top2 A2
                          6.48% due 4/15/2011               1,772,334
        3,125,000       Chase Comm'l. Mtg. Sec. Corp.
                          1998-2 A2
                          6.39% due 11/18/2008              3,110,054
          592,878       First Union-Lehman Bros.-Bank
                          of America 1998-C2 A1
                          6.28% due 6/18/2007                 600,310
        1,700,000       Prudential Mtg. Capital Funding
                          LLC
                          2001-C1 A2
                          6.605% due 5/10/2034              1,691,831
        3,010,701       TIAA Retail Comm'l. Mtg. Tr.
                          1999-1 A
                          7.17% due 4/15/2008 +             3,102,196
---------------------------------------------------------------------
                        TOTAL COMMERCIAL MORTGAGE
                          BACKED (COST $11,644,194)        11,740,493
---------------------------------------------------------------------
 CORPORATE BONDS -- 20.0%
---------------------------------------------------------------------
AUTOMOTIVE -- 0.9%
    $   1,500,000       General Motors Corp.
                          7.20% due 1/15/2011            $  1,517,906
---------------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.9%
        1,500,000       Delphi Automotive Systems Corp.
                          6.55% due 6/15/2006               1,501,713
---------------------------------------------------------------------
ENERGY -- 2.5%
        3,450,000       Calpine Canada Energy
                          8.50% due 5/1/2008                3,363,608
          800,000       PSE&G Power LLC +
                          6.875% due 4/15/2006                805,681
                                                         ------------
                                                            4,169,289
---------------------------------------------------------------------

---------------------------------------------------------------------
      Principal
       Amount                                                   Value
---------------------------------------------------------------------
ENTERTAINMENT-CABLE-MEDIA -- 3.8%
    $   1,750,000       Comcast Cable Comm., Inc.
                          6.875% due 6/15/2009           $  1,742,851
        1,700,000       Cox Comm., Inc.
                          6.75% due 3/15/2011               1,657,427
        3,150,000       CSC Hldgs., Inc. +
                          7.625% due 4/1/2011               3,005,122
                                                         ------------
                                                            6,405,400
---------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 1.0%
        1,650,000       Anheuser-Busch Cos., Inc.
                          6.80% due 1/15/2031               1,638,935
---------------------------------------------------------------------
MERCHANDISING-FOOD -- 1.9%
        1,650,000       Aramark Svcs., Inc.
                          6.75% due 8/1/2004                1,628,841
        1,650,000       Safeway, Inc.
                          7.25% due 2/1/2031                1,622,042
                                                         ------------
                                                            3,250,883
---------------------------------------------------------------------
OIL AND GAS PRODUCING -- 0.8%
        1,220,000       Occidental Petroleum Corp.
                          7.65% due 2/15/2006               1,284,017
---------------------------------------------------------------------
RAILROADS -- 1.0%
        1,650,000       Union Pacific Corp.
                          6.65% due 1/15/2011               1,615,393
---------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
        1,645,000       Qwest Capital Funding, Inc.
                          7.90% due 8/15/2010               1,699,451
        1,800,000       Telus Corp.
                          8.00% due 6/1/2011                1,839,999
        1,750,000       WorldCom, Inc.
                          8.25% due 5/15/2031               1,716,507
                                                         ------------
                                                            5,255,957
---------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 3.0%
        3,400,000       Limestone Tr. +
                          8.625% due 3/15/2003              3,533,185
        1,400,000       Pinnacle One Partners LP +
                          8.83% due 8/15/2004               1,455,514
                                                         ------------
                                                            4,988,699
---------------------------------------------------------------------
WIRELESS COMMUNICATION -- 1.0%
        1,650,000       AT & T Wireless Svcs., Inc. +
                          8.75% due 3/1/2031                1,714,226
---------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $33,415,484)               33,342,418
---------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATION -- 0.7%
---------------------------------------------------------------------
    $   1,237,190       PNC Mtg. Securities Corp.
                          1998-10 A17
                          6.50% due 12/25/2028
                          (COST $1,183,586)              $  1,242,695
---------------------------------------------------------------------

+ Rule 144A restricted security.
                                              See notes to financial statements.
40
* Non-income producing security.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

 MORTGAGE PASS-THROUGHS -- 35.1%

---------------------------------------------------------------------
      Principal
       Amount                                                   Value
---------------------------------------------------------------------
                        FHLMC
    $   9,140,000         6.00%, (30 yr. TBA)(a)         $  8,780,113
       10,166,000         6.50%, (30 yr. TBA)(a)           10,010,338
           63,309         7.00%, 8/1/2008                      65,128
                        FNMA
        2,900,000         6.50%, (15 yr. TBA)(a)            2,906,345
        1,700,000         6.50%, (30 yr. TBA)(a)            1,668,655
       19,600,000         7.50%, (30 yr. TBA)(a)           19,985,885
        3,755,451         6.00%, 10/1/2013                  3,731,032
        1,800,179         6.00%, 5/1/2016                   1,773,812
        1,621,584         6.50%, 2028                       1,602,290
           38,979         7.00%, 2/1/2009                      40,054
          266,297         7.00%, 2012                         272,242
        2,037,991         7.00%, 2015                       2,077,341
           23,058         7.00%, 8/1/2023                      23,344
           22,840         7.00%, 12/1/2027                     23,015
          390,487         7.00%, 12/1/2028                    393,259
            2,564         7.50%, 5/1/2027                       2,626
        2,054,140         8.00%, 2030                       2,123,880
                        GNMA
        2,938,747         8.00%, 2030                       3,046,897
---------------------------------------------------------------------
                        TOTAL MORTGAGE PASS-THROUGHS
                          (COST $58,372,384)               58,526,256
---------------------------------------------------------------------
 U.S. GOVERNMENT -- 25.1%
---------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 4.7%
                        FHLB
    $   2,550,000         4.875%, 4/16/2004              $  2,540,068
                        FHLMC
          500,000         5.625%, 3/15/2011                   480,044
          850,000         6.75%, 3/15/2031                    872,119
        2,250,000         7.00%, 7/15/2005                  2,377,708
                        FNMA
        1,000,000         5.50%, 2/15/2006                    998,752
          500,000         7.25%, 1/15/2010                    537,023
                                                         ------------
                                                            7,805,714
---------------------------------------------------------------------
U.S. TREASURY BONDS AND NOTES -- 20.4%
                        U.S. Treasury Bonds
        3,260,000         6.25%, 5/15/2030                  3,457,129
        1,590,000         6.625%, 2/15/2027                 1,741,753
          950,000         9.25%, 2/15/2016                  1,268,055
                        U.S. Treasury Notes
        5,860,000         5.00%, 2/15/2011                  5,686,028
        5,575,000         5.25%, 8/15/2003                  5,675,082
        8,300,000         5.75%, 11/15/2005                 8,547,440
          800,000         5.875%, 2/15/2004                   826,623
        1,800,000         6.00%, 8/15/2009                  1,871,878
        1,600,000         6.125%, 8/15/2007                 1,679,848
        1,000,000         6.50%, 10/15/2006                 1,063,550
        2,000,000         6.75%, 5/15/2005                  2,129,532
                                                         ------------
                                                           33,946,918
---------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT
                          (COST $41,935,575)               41,752,632
---------------------------------------------------------------------
 COMMERCIAL PAPER -- 26.3%
---------------------------------------------------------------------
BROKERAGE -- 1.0%
    $   1,680,000       Morgan Stanley Dean Witter &
                          Co.
                          3.50% due 8/13/2001 (a)        $  1,676,733
---------------------------------------------------------------------

---------------------------------------------------------------------
      Principal
       Amount                                                   Value
---------------------------------------------------------------------
CONGLOMERATES -- 3.0%
    $   5,000,000       General Electric Capital Corp.
                          3.80% due 7/16/2001 (a)        $  4,992,083
---------------------------------------------------------------------
FINANCIAL-BANKS -- 5.6%
        5,000,000       Bank of Nova Scotia
                          3.81% due 7/16/2001 (a)           4,992,063
        1,365,000       Dresdner U.S. Fin.
                          3.75% due 7/16/2001 (a)           1,362,867
        2,932,000       J.P. Morgan Chase & Co.
                          3.80% due 7/19/2001 (a)           2,926,429
                                                         ------------
                                                            9,281,359
---------------------------------------------------------------------
FINANCIAL-OTHER -- 12.0%
        5,000,000       Barton Capital Corp.
                          3.77% due 7/16/2001 (a)           4,992,146
        5,000,000       Govco, Inc.
                          3.85% due 7/16/2001 (a)           4,991,979
        5,000,000       Household Financial Corp.
                          3.85% due 7/16/2001 (a)           4,991,979
        5,000,000       HVB Finance
                          3.86% due 7/16/2001 (a)           4,991,959
                                                         ------------
                                                           19,968,063
---------------------------------------------------------------------
PHARMACEUTICALS -- 1.7%
        2,898,000       Pfizer, Inc.
                          3.80% due 7/16/2001 (a)           2,893,412
---------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.0%
        5,000,000       Verizon Global Funding Corp.
                          3.85% due 7/16/2001 (a)           4,991,979
---------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER
                          (COST $43,803,629)               43,803,629
---------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.3%
---------------------------------------------------------------------
    $   2,181,000       State Street Bank and Trust Co.
                        repurchase agreement, dated
                        6/29/2001, maturity value
                        $2,181,732 at 4.03%, due
                        7/2/2001 (1)
                          (COST $2,181,000)              $  2,181,000
---------------------------------------------------------------------
TOTAL INVESTMENTS -- 125.4%
(COST $208,982,623)                                       208,898,519
PAYABLES FOR MORTGAGE PASS-THROUGHS DELAYED DELIVERY
SECURITIES(A) -- (26.0)%                                  (43,323,973)
CASH, RECEIVABLES AND OTHER ASSETS LESS
LIABILITIES -- 0.6%                                           998,100
---------------------------------------------------------------------
NET ASSETS -- 100%                                       $166,572,646
---------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.

See notes to financial statements.

-   The Guardian High Yield Bond Fund
 CORPORATE BONDS -- 90.9%

                                                 Rating
      Principal                                 Moody's/
       Amount                                     S&P*           Value
----------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 4.6%
    $    700,000        Alliant Techsystems,
                        Inc.
                        Sr. Sub. Nt.+
                        8.50% due 5/15/2011       B2/B     $   707,000
         465,000        BE Aerospace, Inc.
                        Sr. Sub. Nt.
                        9.50% due 11/1/2008       B2/B         471,975
         670,000        K & F Ind., Inc.
                        Sr. Sub. Nt. Ser. B
                        9.25% due 10/15/2007      B2/B         685,075
                        Sequa Corp.
                        Sr. Nt.+
         360,000        8.875% due 4/1/2008      Ba2/BB        356,400
                        Sr. Nt.
         365,000        9.00% due 8/1/2009       Ba2/BB        363,175
                                                           -----------
                                                             2,583,625
----------------------------------------------------------------------
AUTOMOTIVE -- 2.3%
         640,000        Delco Remy Int'l.,
                        Inc.
                        Sr. Sub. Nt.+
                        11.00% due 5/1/2009       B2/B         665,600
         380,000        Dura Operating Corp.
                        Sr. Sub. Nt. Ser. B
                        9.00% due 5/1/2009        B2/B         357,200
         285,000        Hayes Lemmerz Int'l.,
                        Inc.
                        Sr. Nt.+
                        11.875% due 6/15/2006    B2/B-         276,450
                                                           -----------
                                                             1,299,250
----------------------------------------------------------------------
CABLE AND WIRELESS VIDEO -- 6.4%
                        Adelphia Comm. Corp.
                        Sr. Nt. Ser. B
         350,000        10.50% due 7/15/2004     B2/B+         353,062
                        Sr. Nt.
         570,000        10.25% due 6/15/2011     B2/B+         561,450
         670,000        Charter Comm. Hldgs.
                        Sr. Nt.+
                        10.75% due 10/1/2009     B2/B+         705,175
         700,000        CSC Hldgs., Inc.
                        Sr. Nt.+
                        7.625% due 4/1/2011     Ba1/BB+        667,805
         350,000        Insight Comm., Inc.
                        Sr. Nt.+
                        10.50% due 11/1/2010     B1/B+         369,250
       1,000,000        Pegasus Comm. Corp.
                        Sr. Nt. Ser. B
                        9.625% due 10/15/2005   B3/CCC+        885,000
                                                           -----------
                                                             3,541,742
----------------------------------------------------------------------
CONSUMER DURABLES -- 4.9%
         645,000        Briggs & Stratton
                        Corp.
                        Sr. Nt.+
                        8.875% due 3/15/2011    Ba1/BBB-       651,450
         725,000        Sealy Mattress Co.
                        Sr. Sub. Nt.+
                        9.875% due 12/15/2007    B2/B-         715,938
         760,000        Simmons Co.
                        Sr. Sub. Nt. Ser. B
                        10.25% due 3/15/2009     B3/B-         737,200
         640,000        Steinway Musical
                        Instruments, Inc.
                        Sr. Nt.+
                        8.75% due 4/15/2011     Ba3/BB-        643,200
                                                           -----------
                                                             2,747,788
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                 Rating
      Principal                                 Moody's/
       Amount                                     S&P*           Value
----------------------------------------------------------------------
CONSUMER NON-DURABLES -- 3.3%
    $    670,000        Elizabeth Arden, Inc.
                        Sr. Sec. Nt. Ser. B+
                        11.75% due 2/1/2011      B1/B+     $   711,875
         365,000        Playtex Products, Inc.
                        Sr. Sub. Nt.+
                        9.375% due 6/1/2011       B2/B         371,388
         750,000        St. John Knits Int'l.,
                        Inc.
                        Sr. Sub. Nt.
                        12.50% due 7/1/2009      B3/B-         750,937
                                                           -----------
                                                             1,834,200
----------------------------------------------------------------------
DIVERSIFIED MEDIA -- 5.3%
         700,000        Advanstar Comm.
                        Sr. Sub. Nt.
                        12.00% due 2/15/2011     B2/B-         714,000
         570,000        American Media
                        Operations, Inc.
                        Sr. Sub. Nt.
                        10.25% due 5/1/2009      B2/B-         582,825
       1,000,000        Premier Parks, Inc.
                        Sr. Nt.
                        9.75% due 6/15/2007       B3/B       1,005,000
         725,000        Primedia, Inc.
                        Sr. Nt.+
                        8.875% due 5/15/2011    Ba3/BB-        670,625
                                                           -----------
                                                             2,972,450
----------------------------------------------------------------------
ENERGY -- 9.8%
       1,000,000        Belden & Blake Corp.
                        Sr. Sub. Nt. Ser. B
                        9.875% due 6/15/2007    Caa3/CCC-      815,000
       1,085,000        Chesapeake Energy
                        Corp.
                        Sr. Nt. Ser. A+
                        8.125% due 4/1/2011      B2/B+       1,014,475
         644,000        Dresser, Inc.
                        Sr. Nt.+
                        9.375% due 4/15/2011      B2/B         652,050
         700,000        Newpark Resources,
                        Inc.
                        Sr. Sub. Nt. Ser. B
                        8.625% due 12/15/2007    B2/B+         698,250
         670,000        Pride Int'l., Inc.
                        Sr. Nt.
                        9.375% due 5/1/2007      Ba3/BB        703,500
         670,000        Swift Energy Co.
                        Sr. Sub. Nt.
                        10.25% due 8/1/2009       B2/B         716,900
         905,000        Vintage Petroleum,
                        Inc.
                        Sr. Sub. Nt.+
                        7.875% due 5/15/2011    Ba3/BB-        877,850
                                                           -----------
                                                             5,478,025
----------------------------------------------------------------------
FINANCIAL -- 1.2%
         670,000        AmeriCredit Corp.
                        Sr. Sub. Nt.
                        9.875% due 4/15/2006    Ba1/BB-        673,350
----------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 4.1%
         635,000        Del Monte Corp.
                        Sr. Sub. Nt.+
                        9.25% due 5/15/2011      B3/B-         647,700
       1,085,000        Michael Foods Corp.
                        Sub. Nt.+
                        11.75% due 4/1/2011      B2/B-       1,112,125
         550,000        Premium Standard
                        Farms, Inc.
                        Sr. Nt.+
                        9.25% due 6/15/2011      B1/BB         543,125
                                                           -----------
                                                             2,302,950
----------------------------------------------------------------------


+ Rule 144A restricted security.
* Unaudited.                                  See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------
                                                 Rating
      Principal                                 Moody's/
       Amount                                     S&P*           Value
----------------------------------------------------------------------
FOREST PRODUCTS AND CONTAINERS -- 3.7%
    $    670,000        Kappa Beheer BV
                        Sr. Sub. Nt.
                        10.625% due 7/15/2009     B2/B     $   703,500
         335,000        Packaging Corp. of
                        America
                        Sr. Sub. Nt.
                        9.625% due 4/1/2009      B1/BB-        355,519
         670,000        Stone Container Corp.
                        Sr. Nt.+
                        9.75% due 2/1/2011        B2/B         683,400
         285,000        Tembec Industries,
                        Inc.
                        Sr. Nt.+
                        8.50% due 2/1/2011      Ba1/BB+        290,700
                                                           -----------
                                                             2,033,119
----------------------------------------------------------------------
GAMING AND LEISURE -- 6.7%
       1,000,000        Hollywood Casino Corp.
                        Sr. Nt.
                        11.25% due 5/1/2007       B3/B       1,055,000
         670,000        Intrawest Corp.
                        Sr. Nt.
                        9.75% due 8/15/2008      B1/B+         670,000
       1,000,000        Mandalay Resort Group
                        Sr. Sub. Nt. Ser. B+
                        10.25% due 8/1/2007     Ba3/BB-      1,047,500
         953,000        Waterford Gaming LLC
                        Sr. Nt.+
                        9.50% due 3/15/2010      B1/B+         935,131
                                                           -----------
                                                             3,707,631
----------------------------------------------------------------------
HEALTH CARE -- 8.4%
       1,000,000        Fisher Scientific
                        Int'l., Inc.
                        Sr. Sub. Nt.
                        9.00% due 2/1/2008       B3/B-         985,000
         670,000        Fresenius Medical Care
                        Capital Tr.              Ba3/B+        681,725
         815,000        HCA-The Healthcare
                        Corp.
                        Nt.
                        8.75% due 9/1/2010      Ba1/BB+        864,954
         670,000        Insight Health Svcs.
                        Corp.
                        Sr. Sub. Nt.+
                        9.625% due 6/15/2008     B3/B-         666,650
         700,000        Tenet Healthcare Corp.
                        Sr Nt.+
                        7.625% due 6/1/2008     Ba1/BB+        711,375
         725,000        Triad Hospitals Hldgs.
                        Nt.+
                        8.75% due 5/1/2009       B1/B-         737,687
                                                           -----------
                                                             4,647,391
----------------------------------------------------------------------
HOUSING -- 1.9%
         365,000        Meritage Corp.
                        Sr. Nt.+
                        9.75% due 6/1/2011        B1/B         363,175
         670,000        WCI Communities, Inc.
                        Sr. Sub. Nt.+
                        10.625% due 2/15/2011     B1/B         696,800
                                                           -----------
                                                             1,059,975
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 2.6%
         700,000        Flextronics Int'l.
                        Ltd.
                        Sr. Sub. Nt.+
                        9.875% due 7/1/2010     Ba3/BB-        696,500
         760,000        Iron Mountain, Inc.
                        Sr. Sub. Nt.
                        8.625% due 4/1/2013       B2/B         765,700
                                                           -----------
                                                             1,462,200
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                 Rating
      Principal                                 Moody's/
       Amount                                     S&P*           Value
----------------------------------------------------------------------
MANUFACTURING -- 0.6%
    $    330,000        Int'l. Wire Group,
                        Inc.
                        Sr. Sub. Nt.
                        11.75% due 6/1/2005      B3/B-     $   332,888
----------------------------------------------------------------------
RESTAURANTS -- 1.3%
         725,000        Jack in the Box, Inc.
                        Sr. Sub. Nt.
                        8.375% due 4/15/2008     B1/BB-        712,313
----------------------------------------------------------------------
SERVICES -- 2.2%
         570,000        Allied Waste NA, Inc.
                        Sr. Sub. Nt.
                        10.00% due 8/1/2009      B2/B+         585,675
         670,000        United Rentals, Inc.
                        Sr. Sub. Nt.
                        9.00% due 4/1/2009       B3/BB-        619,750
                                                           -----------
                                                             1,205,425
----------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.2%
       1,050,000        Focal Comm.
                        Sr. Nt. Ser. B+
                        11.875% due 1/15/2010    B3/B-         337,312
         680,000        Globix Corp.
                        Sr. Nt.
                        12.50% due 2/1/2010      NR/B-         197,200
       2,100,000        GT Group Telecomm.,
                        Inc.
                        Sr. Disc. Nt.+
                        13.25% due 2/1/2010     Caa1/B-        661,500
         545,000        Int'l. Cabletel, Inc.
                        Sr. Nt. Ser. B
                        11.50% due 2/1/2006       B2/B         367,875
         350,000        Intermedia Comm., Inc.
                        Sr. Nt. Ser. B
                        9.50% due 3/1/2009        B2/B         346,500
         350,000        McLeod USA, Inc.
                        Sr. Nt.
                        12.00% due 7/15/2008     B1/B+         220,500
       1,340,000        Orius Capital Corp.
                        Sr. Sub. Nt. Ser. B
                        12.75% due 2/1/2010     Caa2/B-        335,000
         380,000        Pac-West Telecomm.,
                        Inc.
                        Sr. Nt.
                        13.50% due 2/1/2009       B3/B         171,000
         570,000        Telewest Comm. PLC
                        Sr. Disc. Deb.
                        11.00% due 10/1/2007      B2/B         480,225
                        Williams Comm. Group,
                        Inc.
                        Sr. Nt.
       1,100,000        11.70% due 8/1/2008      B2/B+         456,500
                        Sr. Nt.
       1,100,000        11.875% due 8/1/2010     B2/B+         456,500
                                                           -----------
                                                             4,030,112
----------------------------------------------------------------------
UTILITY -- 2.5%
       1,450,000        Calpine Canada Energy
                        Sr. Nt.
                        8.50% due 5/1/2008      Ba1/BB+      1,413,691
----------------------------------------------------------------------
WIRELESS COMMUNICATION -- 11.9%
         600,000        Airgate PCS, Inc.
                        Sr. Sub. Disc. Nt.
                        13.50% due 10/1/2009    Caa1/CCC       348,000
         880,000        American Tower Corp.
                        Sr. Nt.+
                        9.375% due 2/1/2009       B3/B         820,600
         500,000        AT & T Wireless Svcs.,
                        Inc.
                        Sr. Nt.+
                        7.875% due 3/1/2011     Baa2/BBB       500,953

See notes to financial statements.                                  * Unaudited.

+ Rule 144A restricted security.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------
                                                 Rating
      Principal                                 Moody's/
       Amount                                     S&P*           Value
----------------------------------------------------------------------
    $    700,000        Crown Castle Int'l.
                        Corp.
                        Sr. Nt.
                        10.75% due 8/1/2011       B3/B     $   677,250
         670,000        Horizon PCS, Inc.
                        Sr. Disc. Nt.+
                        14.00% due 10/1/2010    Caa1/CCC       261,300
       1,000,000        Leap Wireless Int'l.,
                        Inc.
                        Sr. Nt.
                        12.50% due 4/15/2010    Caa2/CCC       660,000
         350,000        Nextel Comm., Inc.
                        Sr. Conv. Nt.
                        5.25% due 1/15/2010       B1/B         213,500
         700,000        Nextel Partners, Inc.
                        Sr. Nt.+
                        11.00% due 3/15/2010    B3/CCC+        551,250
                        Pinnacle Hldgs., Inc.
                        Sr. Nt.+
         350,000        5.50% due 9/15/2007      NR/NR         144,812
                        Sr. Disc. Nt.
         335,000        10.00% due 3/15/2008     B3/CCC        172,525
       1,340,000        Spectrasite Hldgs.,
                        Inc.
                        Sr. Disc. Nt.
                        11.25% due 4/15/2009     B3/B-         616,400
                        Telecorp PCS, Inc.
                        Sr. Sub. Disc. Nt.
         350,000        11.625% due 4/15/2009    B3/NR         218,750
                        Sr. Sub. Nt.+
         570,000        10.625% due 7/15/2010    B3/NR         535,800
         570,000        Triton PCS, Inc.
                        Sr. Sub. Disc. Nt.
                        11.00% due 5/1/2008      B2/B-         459,562
         530,000        U.S. Unwired, Inc.
                        Sr. Sub. Disc. Nt.
                        Ser. B
                        13.375% due 11/1/2009   Caa1/CCC+      260,363
         460,000        Ubiquitel Operating
                        Co.
                        Sr. Sub. Disc. Nt.+
                        14.00% due 4/15/2010    Caa1/CCC       181,700
                                                           -----------
                                                             6,622,765
----------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                        (COST $55,318,358)                  50,660,890
----------------------------------------------------------------------

 WARRANTS -- 0.2%

               Shares
----------------------------------------------------------------------
           2,100        GT Group Telecomm.,
                        Inc.
                        exp. 2/1/2010                      $    62,676
             670        Horizon PCS, Inc.
                        exp. 10/1/2010+                            132
                        Leap Wireless Int'l.,
                        Inc.
           1,000        exp. 4/15/2010                          40,000
             670        exp. 4/15/2010                          14,740
             460        Ubiquitel Operating
                        Co.
                        exp. 4/15/2010+                          5,405
             330        XM Satellite Radio,
                        Inc.
                        exp. 3/3/2010                            8,209
----------------------------------------------------------------------
                        TOTAL WARRANTS
                        (COST $71,834)                         131,162
----------------------------------------------------------------------

 REPURCHASE AGREEMENT -- 10.1%

      Principal
       Amount                                                    Value
----------------------------------------------------------------------
    $  5,592,000        State Street Bank and
                        Trust Co. repurchase
                        agreement, dated
                        6/29/2001, maturity
                        value $5,593,878 at
                        4.03% due 7/2/2001 (1)
                        (COST $5,592,000)                  $ 5,592,000
----------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 101.2%
                            (COST $60,982,192)              56,384,052
    LIABILITIES IN EXCESS OF CASH, RECEIVABLES
                    AND OTHER ASSETS -- (1.2)%               (673,451)
----------------------------------------------------------------------
NET ASSETS -- 100%                                         $55,710,601
----------------------------------------------------------------------

 +  Rule 144A restricted security.
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

* Unaudited.                                  See notes to financial statements.
44

-   The Guardian Tax-Exempt Fund
 MUNICIPAL BONDS -- 98.7%

                                               Rating
      Principal                               Moody's/
       Amount                                   S&P*            Value
---------------------------------------------------------------------
ARIZONA -- 3.1%
    $   1,000,000       Arizona St. Trans.
                        Brd. Hwy. Rev.,
                        5.75% due 7/1/2019    Aa1/AAA    $  1,050,910
        2,135,000       Glendale, AZ Union
                        High Sch. Dist.
                        Ref.,
                        5.00% due 7/1/2008    Aaa/NR        2,253,386
                                                         ------------
                                                            3,304,296
---------------------------------------------------------------------
ARKANSAS -- 2.2%
        1,000,000       Arkansas St. G.O.
                        Fed. Hwy. Grant Ser.
                        A, 5.50% due 8/1/2011 Aa2/AA        1,074,730
        1,250,000       Little Rock, AR
                        Sch. Dist. Ser. A,
                        5.25% due 2/1/2020    Aaa/NR        1,268,913
                                                         ------------
                                                            2,343,643
---------------------------------------------------------------------
CALIFORNIA -- 4.6%
        1,500,000       California St. G.O.,
                        5.375% due 10/1/2027  Aa3/A+        1,492,560
        1,500,000       California St. G.O.,
                        5.125% due 6/1/2022   Aa3/A+        1,457,760
        2,000,000       Los Angeles, CA Wtr.
                        Pwr. Rev. Ser. A,
                        5.25% due 7/1/2021    Aaa/AAA       2,012,340
                                                         ------------
                                                            4,962,660
---------------------------------------------------------------------
COLORADO -- 3.4%
        1,500,000       Larimer Cnty., CO
                        Sch. Dist. G.O.,
                        5.125% due
                        12/15/2019            Aaa/AAA       1,512,810
        2,000,000       Pueblo Cnty., CO
                        Sch. Dist. G.O.,
                        6.00% due 12/1/2017   Aaa/AAA       2,188,900
                                                         ------------
                                                            3,701,710
---------------------------------------------------------------------
CONNECTICUT -- 1.0%
        1,000,000       Connecticut St.
                        G.O. Ser. B,
                        5.875% due 11/1/2014  Aa2/AA        1,097,750
---------------------------------------------------------------------
FLORIDA -- 4.5%
        2,000,000       Florida St. Brd. of
                        Ed. Lottery Rev.
                        Ser. A,
                        5.50% due 7/1/2017    Aaa/AAA       2,085,860
        1,500,000       Florida St. Brd. of
                        Ed. Lottery Rev.
                        Ser. C,
                        5.25% due 7/1/2016    Aaa/AAA       1,537,500
        1,250,000       Palm Beach Cnty., FL
                        Pub. Impt. Rev.
                        Convention Center
                        Proj.,
                        5.125% due 11/1/2023  Aaa/AAA       1,234,362
                                                         ------------
                                                            4,857,722
---------------------------------------------------------------------
GEORGIA -- 0.9%
        1,000,000       Fulton Cnty., GA
                        Dev. Auth. Rev.
                        Georgia Tech. Foundation Ser. A,
                        5.125% due 11/1/2021  Aa1/AA+       1,000,320
---------------------------------------------------------------------
GUAM -- 0.5%
          500,000       Guam Economic Dev.
                        Auth. Ser. A,
                        5.40% due 5/15/2031    A2/NR          504,530
---------------------------------------------------------------------

---------------------------------------------------------------------
                                               Rating
            Principal                         Moody's/
               Amount                           S&P*            Value
---------------------------------------------------------------------
IDAHO -- 1.6%
    $   1,625,000       Boise City, ID Urban
                        Renewal Agy. Lease,
                        6.00% due 8/15/2023   Aaa/AAA    $  1,764,555
---------------------------------------------------------------------
ILLINOIS -- 1.8%
        2,000,000       Univ., IL
                        Univ. Rev. Ser. B,
                        5.125% due 4/1/2022   Aaa/AAA       1,958,581
---------------------------------------------------------------------
IOWA -- 2.2%
        1,000,000       Cedar Rapids, IA
                        G.O.,
                        5.25% due 6/1/2019    Aaa/NR        1,012,200
        1,255,000       Iowa Fin. Auth.
                        Single Fam. Rev.
                        Ser. A,
                        6.25% due 7/1/2018    Aaa/AAA       1,318,490
                                                         ------------
                                                            2,330,690
---------------------------------------------------------------------
KANSAS -- 4.6%
        2,000,000       Butler Cnty., KS
                        Pub. Bldg. Comm.
                        Rev.,
                        5.55% due 10/1/2021   Aaa/NR        2,059,540
        1,000,000       Johnson Cnty., KS
                        Unified Sch. Dist.
                        Ser. A,
                        5.125% due 10/1/2020  Aa1/AA        1,000,920
        1,780,000       Kansas St. Dept.
                        Trans. Hwy. Rev.,
                        5.25% due 9/1/2013    Aa2/AA+       1,856,593
                                                         ------------
                                                            4,917,053
---------------------------------------------------------------------
KENTUCKY -- 5.2%
        2,000,000       Kentucky St. Ppty. &
                        Bldgs. Comm. Rev.,
                        5.125% due 9/1/2018   Aa3/AA-       2,004,940
        1,430,000       Kentucky St. Ppty. &
                        Bldgs. Comm. Ser. A,
                        5.70% due 5/1/2018    Aaa/AAA       1,512,082
        1,215,000       Louisville, KY Brd.
                        Wtr. Sys. Rev.,
                        5.25% due 11/15/2024  Aaa/AAA       1,211,671
          835,000       Univ., KY
                        Univ. Rev. Ser. Q,
                        5.00% due 5/1/2016    Aaa/AAA         836,712
                                                         ------------
                                                            5,565,405
---------------------------------------------------------------------
MASSACHUSETTS -- 2.2%
        1,000,000       Massachusetts St.
                        Hlth. & Ed. Facs.
                        Auth. Rev. Worcester
                        Campus Ser. B,
                        5.125% due 10/1/2023  NR/AAA          983,630
        1,500,000       Massachusetts St.
                        Hlth. & Ed. Facs.
                        Auth. Rev. Boston
                        Coll. Ser. L,
                        5.00% due 6/1/2026    Aa3/AA-       1,436,100
                                                         ------------
                                                            2,419,730
---------------------------------------------------------------------

See notes to financial statements.                                  * Unaudited.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

---------------------------------------------------------------------
                                               Rating
            Principal                         Moody's/
               Amount                           S&P*            Value
---------------------------------------------------------------------
MICHIGAN -- 4.6%
    $     900,000       Fraser, MI Pub. Sch.
                        Dist. G.O.,
                        5.00% due 5/1/2017    Aaa/AAA    $    897,012
        1,000,000       Holt, MI Pub. Sch.
                        Ser. A,
                        5.75% due 5/1/2017    Aaa/AAA       1,058,010
        1,500,000       Wayne St. Univ., MI,
                        5.25% due 11/15/2019  Aaa/AAA       1,514,265
        1,500,000       Western Michigan
                        Univ. Rev. Ref. G.O.
                        5.00% due 7/15/2021   Aaa/AAA       1,464,735
                                                         ------------
                                                            4,934,022
---------------------------------------------------------------------
MINNESOTA -- 1.4%
        1,500,000       Minneapolis, MN
                        Special Sch. Dist.
                        G.O.,
                        5.00% due 2/1/2017    Aaa/AAA       1,496,730
---------------------------------------------------------------------
MISSOURI -- 4.8%
        1,750,000       Clay Cnty., MO Pub.
                        Sch. Dist. G.O.,
                        6.125% due 3/1/2016   NR/AA+        1,920,327
        1,300,000       Missouri St. Brd.
                        Pub. Bldgs. Rev.
                        Ser. A,
                        5.00% due 5/1/2017    Aa1/AA        1,300,910
        1,000,000       Missouri St. Brd.
                        Pub. Bldgs. Rev.
                        Ser. A,
                        5.00% due 5/1/2020    Aaa/AAA         986,730
        1,000,000       Missouri St. Hlth. &
                        Ed. Facs. Auth.
                        Rev.,
                        5.25% due 12/1/2026   Aaa/AAA         979,340
                                                         ------------
                                                            5,187,307
---------------------------------------------------------------------
NEBRASKA -- 1.5%
          500,000       Lancaster Cnty., NE
                        Pub. Sch. Dist.
                        G.O.,
                        5.00% due 7/15/2014   Aa2/AAA         509,485
        1,000,000       Nebraska Pub. Pwr.
                        Dist. Rev. Ser. A,
                        5.25% due 1/1/2022    Aaa/AAA       1,062,810
                                                         ------------
                                                            1,572,295
---------------------------------------------------------------------
NEW JERSEY -- 4.1%
        1,500,000       New Jersey St. G.O.,
                        6.00% due 5/1/2016    Aa1/AA+       1,646,205
          500,000       New Jersey St. Tr.
                        Auth. Ser. A,
                        6.50% due 6/15/2005   Aaa/AAA         553,250
        2,000,000       New Jersey St. Tr.
                        Corp. Ser. A,
                        6.125% due 9/15/2014  Aaa/AAA       2,217,640
                                                         ------------
                                                            4,417,095
---------------------------------------------------------------------
NEW MEXICO -- 1.0%
        1,000,000       New Mexico St. Hwy.
                        Comm. Tax Rev.,
                        6.00% due 6/15/2010   Aa2/AA+       1,106,970
---------------------------------------------------------------------

---------------------------------------------------------------------
                                               Rating
            Principal                         Moody's/
               Amount                           S&P*            Value
---------------------------------------------------------------------
NEW YORK -- 9.1%
    $   2,000,000       Albany, NY Parking
                        Auth. Rev. Ser. A,
                        5.625% due 7/15/2020  NR/BBB+    $  2,000,780
        1,500,000       New York St. Dorm.
                        Auth. Lease Ser. A,
                        6.25% due 7/1/2020    NR/AA-        1,668,240
        1,400,000       New York St. Dorm.
                        Auth. Rev. Ser. 1,
                        5.375% due 7/1/2024   A3/AA-        1,406,146
        1,500,000       New York St. Dorm.
                        Auth. Rev. St. Univ.
                        Ed. Facs.,
                        5.00% due 5/15/2015   A2/AA-        1,501,845
        2,000,000       New York, NY G.O.
                        Ser. H,
                        5.00% due 3/15/2007    A2/A         2,095,640
          800,000       New York, NY
                        G.O. Sub. Ser. B2
                        (1),
                        3.85% due 8/15/2018   Aa1/AAA         800,000
          300,000       New York, NY G.O.
                        Sub. Ser. E2 (1),
                        3.80% due 8/1/2021    Aa3/AAA         300,000
                                                         ------------
                                                            9,772,651
---------------------------------------------------------------------
NORTH CAROLINA -- 1.3%
        1,400,000       Mecklenburg Cnty., NC
                        G.O. Pub. Impt.
                        Ser. A, 5.00% due
                        4/1/2018              Aaa/AAA       1,399,888
---------------------------------------------------------------------
NORTH DAKOTA -- 1.0%
        1,000,000       North Dakota St.
                        Wtr. Commerce Rev.,
                        5.75% due 8/1/2020    Aaa/AAA       1,043,740
---------------------------------------------------------------------
OHIO -- 10.6%
          500,000       Cleveland, OH
                        Parking Facs. Rev.,
                        5.50% due 9/15/2016   Aaa/AAA         517,050
        2,000,000       Ohio Capital Corp.
                        Ref. Ser. A,
                        5.55% due 8/1/2024    Aa2/NR        2,033,920
        1,210,000       Ohio Hsg. Fin. Agy.
                        Mtg. Backed. Sec. Rev.,
                        5.70% due 3/1/2017    NR/AAA        1,247,691
          750,000       Ohio St. Bldg. Auth.
                        Disalle Gov't Ctr.
                        Ser. A,
                        6.00% due 10/1/2005   Aa2/AA-         816,743
        1,300,000       Ohio St. Higher Ed.
                        Fac. Comm.,
                        5.50% due 12/1/2020   Aaa/AAA       1,336,231
        2,000,000       Ohio St. Tpk. Comm.
                        Preref. Tpk. Rev. Ser. A,
                        5.50% due 2/15/2026   Aaa/AAA       2,181,460
          885,000       Ohio St. Wtr. Dev.
                        Poll. Control,
                        5.125% due 6/1/2013   Aaa/AA+         912,072
        1,245,000       Univ. Cincinnati, OH
                        General Rcpts. Ser.
                        A,
                        5.00% due 6/1/2020    Aaa/AAA       1,224,022
        1,050,000       Univ. Cincinnati, OH
                        General Rcpts. Ser.
                        A,
                        5.50% due 6/1/2011    Aaa/AAA       1,140,132
                                                         ------------
                                                           11,409,321
---------------------------------------------------------------------

* Unaudited.                                  See notes to financial statements.
46

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

---------------------------------------------------------------------
                                               Rating
            Principal                         Moody's/
               Amount                           S&P*            Value
---------------------------------------------------------------------
OREGON -- 6.1%
    $   2,000,000       Clackamas Cnty., OR
                        Sch. Dist. G.O.,
                        5.375% due 6/15/2019  Aa2/A+     $  2,043,360
        1,690,000       Lane & Douglas
                        Cntys., OR Sch.
                        Dist. G.O.,
                        6.00% due 6/15/2019    NR/AA        1,834,732
        1,530,000       Lane Cnty., OR Sch.
                        Dist. G.O.,
                        5.625% due 6/15/2020  Aa2/NR        1,594,872
        1,000,000       Washington &
                        Clackamas Cntys., OR
                        Sch. Dist. G.O.
                        Ref., 5.25% due
                        6/1/2016              Aaa/NR        1,046,390
                                                         ------------
                                                            6,519,354
---------------------------------------------------------------------
PENNSYLVANIA -- 1.9%
        1,000,000       Allegheny Cnty., PA
                        G.O. Ser. C 52,
                        5.25% due 11/1/2021   Aaa/AAA       1,006,020
        1,000,000       Delaware River Port
                        Auth. PA & NJ Rev.,
                        6.00% due 1/1/2017    Aaa/AAA       1,085,030
                                                         ------------
                                                            2,091,050
---------------------------------------------------------------------
PUERTO RICO -- 5.3%
        2,500,000       Puerto Rico Comwlth.
                        Hwy. & Trans. Auth.
                        Rev. Ser. B,
                        6.00% due 7/1/2026    Aaa/AAA       2,667,775
        1,500,000       Puerto Rico Comwlth.
                        Pub. Impt. G.O.,
                        5.125% due 7/1/2023   Aaa/AAA       1,507,560
        1,500,000       Puerto Rico Comwlth.
                        Ref. Pub. Impt.,
                        5.00% due 7/1/2024    Aaa/AAA       1,485,825
                                                         ------------
                                                            5,661,160
---------------------------------------------------------------------
SOUTH CAROLINA -- 0.9%
        1,000,000       Charleston Cnty., SC
                        G.O. Ref. & Capital
                        Impt.,
                        5.25% due 5/1/2020    Aa1/AA+       1,011,400
---------------------------------------------------------------------
TENNESSEE -- 3.7%
        1,310,000       Chattanooga, TN
                        G.O.,
                        5.00% due 3/1/2009    Aa2/AA        1,373,561
        1,425,000       Knox Cnty., TN
                        Pub. Impt. G.O.,
                        5.375% due 5/1/2020   Aa2/AA        1,459,570
        1,140,000       Tennessee Hsg. Dev.
                        Agy. Rev. Home
                        Ownership Prog.,
                        5.375% due 1/1/2018   Aa2/AA        1,145,039
                                                         ------------
                                                            3,978,170
---------------------------------------------------------------------

---------------------------------------------------------------------
                                               Rating
            Principal                         Moody's/
               Amount                           S&P*            Value
---------------------------------------------------------------------
TEXAS -- 0.2%
    $     150,000       Texas St. G.O.
                        Preref. Wtr. Dev.
                        Brd.,
                        6.50% due 8/1/2005    Aa1/AA     $    166,275
---------------------------------------------------------------------
VIRGINIA -- 0.6%
          610,000       Virginia Coll. Bldg.
                        Auth., VA Ser. A,
                        5.125% due 9/1/2016   Aa1/AA          618,638
---------------------------------------------------------------------
WASHINGTON -- 2.8%
        1,500,000       Cowlitz Cnty., WA
                        Sch. Dist. G.O.,
                        5.50% due 12/1/2019   Aaa/NR        1,535,730
        1,500,000       King Cnty., WA
                        Sch. Dist. Ser. A,
                        5.25% due 12/1/2021   Aaa/AAA       1,496,205
                                                         ------------
                                                            3,031,935
---------------------------------------------------------------------
                        TOTAL MUNICIPAL BONDS
                        (COST $103,059,843)               106,146,646
---------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.7%
  (COST $103,059,843)                                     106,146,646
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.3%                                  1,447,972
---------------------------------------------------------------------
NET ASSETS -- 100$%
                                                          107,594,618
---------------------------------------------------------------------

(1) Variable rate demand notes.

GLOSSARY:
  G.O. -- General Obligation.

See notes to financial statements.                                  * Unaudited.

-   The Guardian Cash Management Fund
 COMMERCIAL PAPER -- 90.8%

    Principal
       Amount                        Maturity
-------------------------------------------------------------
FINANCIAL -- 43.4%
ASSET BACKED SECURITIES -- 9.2%
$   9,000,000  Autobanh Funding Co. LLC
                 3.75%               7/25/2001   $  8,977,500
    5,000,000  Autobanh Funding Co. LLC
                 3.93%               7/30/2001      4,984,171
    5,000,000  Receivables Capital Corp.
                 4.67%               7/16/2001      4,990,271
    5,000,000  Receivables Capital Corp.
                 3.74%               9/10/2001      4,963,119
   10,000,000  Surrey Funding Corp.
                 4.00%               8/15/2001      9,950,000
    5,000,000  Variable Funding Capital
                 3.96%               7/11/2001      4,994,500
   10,000,000  Variable Funding Capital
                 3.85%               7/25/2001      9,974,333
                                                 ------------
                                                   48,833,894
-------------------------------------------------------------
FINANCE COMPANIES -- 4.7%
    4,000,000  Coca-Cola Financial Corp.
                 3.73%               9/20/2001      3,966,430
    5,000,000  John Deere Capital Corp.
                 3.58%               9/10/2001      4,964,697
    4,000,000  Private Export Funding Corp.
                 4.17%               7/17/2001      3,992,587
    4,000,000  Private Export Funding Corp.
                 4.59%               7/30/2001      3,985,210
    4,000,000  Private Export Funding Corp.
                 4.09%               8/24/2001      3,975,460
    4,000,000  Private Export Funding Corp.
                 3.72%               9/13/2001      3,969,413
                                                 ------------
                                                   24,853,797
-------------------------------------------------------------
FINANCIAL-BANKS -- 14.8%
   10,000,000  Bank of America
                 Corp.
                 3.92%               7/12/2001      9,988,022
    5,000,000  Bank One Corp.
                 3.94%               7/12/2001      4,993,981
    8,000,000  Barclays U.S. Funding
                 3.90%                8/8/2001      7,967,067
    8,000,000  Dresdner Bank AG
                 4.20%               7/24/2001      7,978,533
   11,000,000  Intrepid Funding Tr.
                 3.98%               7/10/2001     10,989,055
    8,000,000  J.P. Morgan Chase & Co.
                 3.87%                8/6/2001      7,969,040
    5,000,000  J.P. Morgan Chase & Co.
                 3.64%               8/22/2001      4,973,711
   10,000,000  Societe Generale
                 3.82%                8/1/2001      9,967,106
    6,000,000  Societe Generale
                 3.785%              8/13/2001      5,972,874
    8,000,000  UBS Finance LLC
                 3.73%                8/8/2001      7,968,502
                                                 ------------
                                                   78,767,891
-------------------------------------------------------------
FINANCIAL-OTHER -- 11.1%
   12,500,000  Govco, Inc.
                 3.92%                8/2/2001     12,456,444
   12,000,000  Household Financial Corp.
                 3.68%                8/2/2001     11,960,747
    5,000,000  HVB Finance
                 3.94%                7/6/2001      4,997,264
   10,000,000  HVB Finance
                 3.80%                8/7/2001      9,960,944
   10,000,000  Morgan Stanley Dean Witter &
                 Co.
                 3.70%               8/14/2001      9,954,778
   10,000,000  Salomon, Inc.
                 3.62%               8/14/2001      9,955,756
                                                 ------------
                                                   59,285,933
-------------------------------------------------------------

-------------------------------------------------------------
    Principal
       Amount                        Maturity
-------------------------------------------------------------
INSURANCE -- 3.6%
$   9,000,000  American General Fin. Corp.
                 3.85%               7/20/2001   $  8,981,712
   10,000,000  American General Fin. Corp.
                 3.68%                8/8/2001      9,961,156
                                                 ------------
                                                   18,942,868
-------------------------------------------------------------
               TOTAL FINANCIAL                    230,684,383
-------------------------------------------------------------
INDUSTRIAL -- 47.4%
AEROSPACE AND DEFENSE -- 2.3%
$  12,000,000  British Aerospace
                 3.98%                7/6/2001   $ 11,993,367
-------------------------------------------------------------
AUTOMOTIVE -- 4.5%
    5,000,000  Toyota Motor Credit Corp.
                 3.76%                8/3/2001      4,982,767
   10,000,000  Toyota Motor Credit Corp.
                 3.77%                8/3/2001      9,965,441
    9,000,000  Volkswagen of America, Inc.
                 3.68%               7/25/2001      8,977,920
                                                 ------------
                                                   23,926,128
-------------------------------------------------------------
CONGLOMERATES -- 2.8%
    5,000,000  General Electric Capital Corp.
                 3.64%               8/17/2001      4,976,239
   10,000,000  General Electric Capital Corp.
                 3.63%               9/14/2001      9,924,375
                                                 ------------
                                                   14,900,614
-------------------------------------------------------------
DRUGS AND HOSPITALS -- 5.6%
   10,000,000  Abbott Laboratories
                 3.96%                7/2/2001      9,998,900
   10,000,000  Bayer Corp
                 3.65%               8/20/2001      9,949,306
   10,000,000  Pfizer, Inc.
                 3.70%               7/24/2001      9,976,361
                                                 ------------
                                                   29,924,567
-------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 5.1%
    5,000,000  Coca-Cola Enterprises, Inc.
                 3.94%               7/19/2001      4,990,150
    8,000,000  Coca-Cola Enterprises, Inc.
                 3.65%               9/10/2001      7,942,411
    6,000,000  H.J. Heinz Co.
                 3.99%                7/5/2001      5,997,340
    8,000,000  H.J. Heinz Co.
                 3.72%               7/27/2001      7,978,507
                                                 ------------
                                                   26,908,408
-------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.2%
   12,000,000  Colgate-Palmolive Co.
                 3.93%               7/12/2001     11,985,590
-------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 1.7%
    9,000,000  Deere & Co.
                 3.96%               7/17/2001      8,984,160
-------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 1.5%
    8,000,000  Illinois Tool Works, Inc.
                 4.23%                7/3/2001      7,998,120
-------------------------------------------------------------
MERCHANDISING-MASS -- 2.8%
   10,000,000  Wal-Mart Stores,
                 Inc.
                 3.80%               7/24/2001      9,975,722
    5,000,000  Wal-Mart Stores, Inc.
                 3.66%               7/31/2001      4,984,750
                                                 ------------
                                                   14,960,472
-------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 1.9%
   10,000,000  Hertz Corp.
                 3.97%                7/9/2001      9,991,178
-------------------------------------------------------------

                                              See notes to financial statements.
48

THE GUARDIAN CASH MANAGEMENT FUND
Schedule of Investments (Continued)

-------------------------------------------------------------
    Principal                        Maturity
       Amount                          Date             Value
-------------------------------------------------------------
OIL AND GAS SERVICES -- 2.6%
$   8,000,000  Equilon Enterprises LLC
                 3.85%               7/23/2001   $  7,981,178
    6,000,000  Equilon Enterprises LLC
                 3.95%                7/5/2001      5,997,366
                                                 ------------
                                                   13,978,544
-------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 3.4%
    2,000,000  Texaco, Inc.
                 3.92%               7/23/2001      1,995,209
    6,000,000  Texaco, Inc.
                 3.76%               8/21/2001      5,968,040
   10,000,000  Texaco, Inc.
                 3.74%               8/23/2001      9,944,939
                                                 ------------
                                                   17,908,188
-------------------------------------------------------------
TELECOMMUNICATIONS -- 10.1%
    5,000,000  BellSouth Capital Funding Corp.
                 3.81%                8/7/2001      4,980,421
    5,000,000  BellSouth Capital Funding Corp.
                 3.78%               8/16/2001      4,975,850
   10,000,000  Cingular Wireless
                 3.65%               8/23/2001      9,946,264
   10,000,000  SBC Comm., Inc.
                 3.81%               7/27/2001      9,972,483
    8,000,000  SBC Comm., Inc.
                 3.65%               7/30/2001      7,976,478
    4,000,000  Verizon Global Funding Corp.
                 3.96%               7/18/2001      3,992,520
    5,000,000  Verizon Global Funding Corp.
                 3.60%               8/22/2001      4,974,000
    7,000,000  Verizon Global Funding Corp.
                 3.89%               7/16/2001      6,988,654
                                                 ------------
                                                   53,806,670
-------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 0.9%
    5,000,000  Virginia Electric & Power Co.
                 3.91%               7/12/2001      4,994,026
-------------------------------------------------------------
               TOTAL INDUSTRIAL                   252,260,032
-------------------------------------------------------------
               TOTAL COMMERCIAL PAPER
               (COST $482,944,415)                482,944,415
-------------------------------------------------------------

 FLOATING RATE NOTES AND BONDS -- 6.9%

-------------------------------------------------------------
  Principal                          Maturity
   Amount                              Date             Value
-------------------------------------------------------------
MUNICIPAL BONDS -- 6.9%
$  10,735,000  California Housing Fin Agency (a)
                 3.95%                7/3/2001   $ 10,735,000
   18,000,000  Sacramento Cnty., CA (a)
                 3.95%                7/3/2001     18,000,000
      260,000  Utah St. Housing Fin. Agency (a)
                 3.95%                7/3/2001        260,000
    8,025,000  Virginia St. Housing Dev Auth. (a)
                 4.00%                7/3/2001      8,025,000
                                                 ------------
                                                   37,020,000
-------------------------------------------------------------
               TOTAL FLOATING RATE NOTES
                 AND BONDS
               (COST $37,020,000)                  37,020,000
-------------------------------------------------------------

 REPURCHASE AGREEMENT -- 2.2%

$  11,541,000  State Street Bank and Trust Co.
               repurchase agreement,
               dated 6/29/2001,
               maturity value
               $11,544,876 at
               4.03% due 7/2/2001 (1)
               (COST $11,541,000)                $ 11,541,000
-------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
  (COST $531,505,415)                             531,505,415
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.1%                            333,448
-------------------------------------------------------------
NET ASSETS -- 100%                               $531,838,863
-------------------------------------------------------------

(a) Floating rate note. The rate shown is the rate in effect at June 30, 2001.
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

See notes to financial statements.

FINANCIAL STATEMENTS


-   The Park Avenue Portfolio
 STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                               THE GUARDIAN   THE GUARDIAN
                                                               THE GUARDIAN    PARK AVENUE       ASSET
                                                               PARK AVENUE      SMALL CAP      ALLOCATION
                                                                   FUND            FUND           FUND
                                                              --------------------------------------------
ASSETS
     Investments, at identified cost*.......................  $2,420,355,633   $159,983,671   $264,402,350
                                                              ============================================
     Investments, at market.................................   2,406,761,825    163,869,175    206,950,558
     Repurchase agreements..................................     124,859,000     18,081,000     52,199,000
                                                              --------------------------------------------
          TOTAL INVESTMENTS.................................   2,531,620,825    181,950,175    259,149,558
     Cash...................................................             297             --            356
     Foreign Currency (cost $1,582,547 GBGIF and $1,816,761
       GBGEMF, respectively)................................              --             --             --
     Receivable for securities sold.........................      13,364,532      3,758,127             --
     Dividends receivable...................................       1,487,589         64,344        219,346
     Receivable for fund shares sold........................         961,552             --        269,840
     Interest receivable....................................          27,954          4,048         11,687
     Receivable for variation margin........................              --             --        326,206
     Dividend reclaim receivable............................              --             --             --
     Deferred organization expenses -- Note 8...............              --          9,110             --
     Other assets...........................................           9,782            620            280
                                                              --------------------------------------------
          TOTAL ASSETS......................................   2,547,472,531    185,786,424    259,977,273
                                                              --------------------------------------------
LIABILITIES
     Payable for securities purchased.......................      22,371,799      2,612,964             --
     Payable for fund shares redeemed.......................       4,442,204      1,088,591        331,904
     Accrued expenses.......................................         571,238         29,359         19,156
     Due to custodian.......................................              --        172,988             --
     Payable for variation margin...........................              --             --             --
     Accrued foreign capital gains tax......................              --             --             --
     Payable for forward mortgage securities
       purchased -- Note 7..................................              --             --             --
     Distributions payable..................................              --             --             --
     Due to affiliates......................................       1,718,562        167,665         80,293
                                                              --------------------------------------------
          TOTAL LIABILITIES.................................      29,103,803      4,071,567        431,353
                                                              --------------------------------------------
          NET ASSETS........................................  $2,518,368,728   $181,714,857   $259,545,920
                                                              ============================================

* Includes repurchase agreements.
See notes to financial statements.

     THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN                  THE GUARDIAN
       S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD    THE GUARDIAN       CASH
        INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND        TAX-EXEMPT     MANAGEMENT
         FUND            FUND          MARKETS FUND      BOND FUND         FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------
     $350,301,214    $135,528,798       $39,294,634     $208,982,623   $60,982,192    $103,059,843   $531,505,415
=================================================================================================================
      309,333,964     118,522,037        39,009,870      206,717,519    50,792,052     106,146,646    519,964,415
        4,713,000       5,505,000         1,001,000        2,181,000     5,592,000              --     11,541,000
-----------------------------------------------------------------------------------------------------------------
      314,046,964     124,027,037        40,010,870      208,898,519    56,384,052     106,146,646    531,505,415
           72,057              49               179           41,751        68,526       1,146,757         32,684
               --       1,573,511         1,805,882               --            --              --             --
           65,608              --                --       11,237,750     1,113,070       2,995,693             --
          231,250          86,683           115,940               --            --              --             --
          115,920       1,064,048             1,639          503,481        15,502             441      2,577,376
            1,055             841               153        1,795,929     1,439,038       1,359,956        316,022
               --              --                --               --            --              --             --
               --         107,062             1,710               --            --              --             --
               --              --             4,248               --            --              --             --
               48             521               134              135            57             119             90
-----------------------------------------------------------------------------------------------------------------
      314,532,902     126,859,752        41,940,755      222,477,565    59,020,245     111,649,612    534,431,587
-----------------------------------------------------------------------------------------------------------------
               --         778,733           189,313        1,890,528     3,281,510       3,907,919             --
               --       1,147,535             8,038       10,030,727         5,000           1,500      2,219,970
               --         131,161            68,855          226,445            --          70,100          4,079
               --              --                --               --            --              --             --
              925              --                --               --            --              --             --
               --              --             1,470               --            --              --             --
               --              --                --       43,323,973            --              --             --
               --              --                --          309,288            --           3,971         13,392
          121,914          38,414            19,473          123,958        23,134          71,504        355,283
-----------------------------------------------------------------------------------------------------------------
          122,839       2,095,843           287,149       55,904,919     3,309,644       4,054,994      2,592,724
-----------------------------------------------------------------------------------------------------------------
     $314,410,063    $124,763,909       $41,653,606     $166,572,646   $55,710,601    $107,594,618   $531,838,863
=================================================================================================================

-   The Park Avenue Portfolio
 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                               THE GUARDIAN
                                                               THE GUARDIAN    PARK AVENUE
                                                               PARK AVENUE      SMALL CAP
                                                                   FUND            FUND
                                                              -----------------------------
COMPONENTS OF NET ASSETS
     Shares of beneficial interest, at par..................  $      723,515   $    112,966
     Additional paid-in capital.............................   2,683,187,699    163,259,930
     Undistributed/(overdistributed) net investment
      income................................................        (471,320)      (347,222)
     Accumulated net realized loss on investments and
      foreign currency related transactions.................    (276,336,358)    (3,277,321)
     Net unrealized appreciation/(depreciation) of
      investments and foreign currency related
      transactions..........................................     111,265,192     21,966,504
                                                              -----------------------------
          NET ASSETS........................................  $2,518,368,728   $181,714,857
                                                              =============================

NET ASSETS
     Class A................................................  $2,161,812,042   $143,513,669
     Class B................................................  $  340,883,047   $ 23,044,140
     Class C................................................  $    7,761,911   $  6,964,601
     Class K................................................  $    7,911,728   $  8,192,447

SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
     Class A................................................      61,837,614      8,863,917
     Class B................................................      10,056,884      1,476,537
     Class C................................................         230,549        446,916
     Class K................................................         226,429        509,230

NET ASSET VALUE PER SHARE
     Class A................................................          $34.96         $16.19
     Class B................................................          $33.90         $15.61
     Class C................................................          $33.67         $15.58
     Class K................................................          $34.94         $16.09

MAXIMUM OFFERING PRICE PER SHARE
     Class A Only (Net Asset Value x 104.71%)*..............          $36.61         $16.95

 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

** No load is charged on Class A shares.

See notes to financial statements.

     THE GUARDIAN   THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN                  THE GUARDIAN
        ASSET         S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD    THE GUARDIAN       CASH
      ALLOCATION       INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND        TAX-EXEMPT     MANAGEMENT
         FUND           FUND            FUND          MARKETS FUND      BOND FUND         FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
     $    232,356   $    373,353    $    101,787       $    48,845     $    171,936   $    75,655    $    106,303   $  5,318,389
      305,649,277    350,377,539     141,924,451        46,478,019      169,628,764    71,513,968     105,160,853    526,520,474
          690,259         83,782          67,769          (421,460)              --            --              --             --
      (37,884,112)       (11,085)     (5,819,504)       (5,145,579)      (3,143,950)  (11,280,882)       (759,341)            --
       (9,141,860)   (36,413,526)    (11,510,594)          693,781          (84,104)   (4,598,140)      3,086,803             --
--------------------------------------------------------------------------------------------------------------------------------
     $259,545,920   $314,410,063    $124,763,909       $41,653,606     $166,572,646   $55,710,601    $107,594,618   $531,838,863
================================================================================================================================

     $196,714,929   $290,748,719    $100,887,476       $20,459,020     $139,247,437   $32,358,309    $ 99,004,200   $500,722,415
     $ 46,438,718   $  8,280,476    $ 10,148,055       $ 6,259,038     $ 10,562,144   $ 8,019,651              --   $ 14,748,388
     $  8,534,539   $  7,537,044    $  6,197,347       $ 6,695,063     $  8,700,043   $ 7,568,151    $  8,590,418   $  8,339,011
     $  7,857,734   $  7,843,824    $  7,531,031       $ 8,240,485     $  8,063,022   $ 7,764,490              --   $  8,029,049

       17,600,712     34,521,128       8,158,053         2,356,931       14,373,101     4,394,077       9,781,537    500,722,415
        4,166,118        985,632         871,749           758,396        1,090,669     1,089,456              --     14,748,388
          765,274        897,236         531,589           811,125          898,357     1,028,241         848,760      8,339,011
          703,502        931,315         617,284           958,084          831,493     1,053,769              --      8,029,049

           $11.18          $8.42          $12.37             $8.68            $9.69         $7.36          $10.12          $1.00
           $11.15          $8.40          $11.64             $8.25            $9.68         $7.36              --          $1.00
           $11.15          $8.40          $11.66             $8.25            $9.68         $7.36          $10.12          $1.00
           $11.17          $8.42          $12.20             $8.60            $9.70         $7.37              --          $1.00

           $11.71          $8.82          $12.95             $9.09           $10.15         $7.71          $10.60          N/A**

-   The Park Avenue Portfolio
 STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                              THE GUARDIAN   THE GUARDIAN
                                                              THE GUARDIAN    PARK AVENUE       ASSET
                                                               PARK AVENUE     SMALL CAP      ALLOCATION
                                                                  FUND            FUND           FUND
                                                              -------------------------------------------
INVESTMENT INCOME
     Dividends..............................................  $  11,423,306   $   485,019    $  1,716,987
     Interest...............................................      2,938,805       382,730       3,187,754
     Less: Foreign tax withheld.............................        (12,116)         (978)             --
                                                              -------------------------------------------
          Total Income......................................     14,349,995       866,771       4,904,741
                                                              -------------------------------------------
  EXPENSES:
     Investment advisory fees -- Note 2.....................      6,931,017       639,500         874,092
     Administrative fees -- Class A -- Note 2...............      2,348,511       174,589         262,779
     Administrative fees -- Class B -- Note 2...............        457,333        28,022          60,112
     Administrative fees -- Class C -- Note 2...............          9,772         8,051          10,772
     Administrative fees -- Class K -- Note 2...............          2,542         2,560           2,527
     12b-1 fees -- Class B -- Note 3........................      1,371,998        84,066         180,335
     12b-1 fees -- Class C -- Note 3........................         29,316        24,152          32,317
     12b-1 fees -- Class K -- Note 3........................          4,068         4,096           4,043
     Transfer agent fees -- Class A.........................      1,017,316        74,800          93,986
     Transfer agent fees -- Class B.........................        338,748        27,637          31,903
     Transfer agent fees -- Class C.........................         16,512        14,876          14,877
     Transfer agent fees -- Class K.........................          1,294         1,294           1,294
     Printing expense.......................................        295,055        10,908          19,836
     Custodian fees.........................................        203,369        60,747          28,771
     Registration fees......................................         63,591        32,964          32,232
     Legal fees.............................................         20,827           744             992
     Loan commitment fees -- Note 10........................         14,976           635             729
     Insurance expense......................................         13,017           427             369
     Audit fees.............................................         11,653         9,669           9,669
     Trustees' fees -- Note 2...............................          9,421         9,421           9,919
     Other..................................................            348           348             348
     Deferred organization expense -- Note 8................             --         4,487              --
     Interest expense on reverse repurchase agreements......             --            --              --
                                                              -------------------------------------------
           Total Expenses before Reimbursement and Custody
            credits.........................................     13,160,684     1,213,993       1,671,902
     Less: Expenses assumed by investment adviser -- Note
       2....................................................             --            --        (753,607)
           Custody credits -- Note 1........................             --            --              --
                                                              -------------------------------------------
           Expenses Net of Reimbursement and Custody
            credits.........................................     13,160,684     1,213,993         918,295
                                                              -------------------------------------------
  NET INVESTMENT INCOME/(LOSS)..............................      1,189,311      (347,222)      3,986,446
                                                              -------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
     Net realized gain/(loss) on investments -- Note 1......   (275,674,480)    1,152,647     (38,338,218)
     Foreign capital gains tax..............................             --            --              --
     Net realized loss on foreign currency related
       transactions -- Note 1...............................             --            --              --
     Net change in unrealized appreciation/(depreciation) on
       investments -- Note 4................................   (205,491,414)   (9,213,202)     12,301,987
     Net change in unrealized depreciation from translation
       of other assets and liabilities denominated in
       foreign currencies -- Note 4.........................             --            --              --
                                                              -------------------------------------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES.................................   (481,165,894)   (8,060,555)    (26,036,231)
                                                              -------------------------------------------
       NET INCREASE/(DECREASE) IN NET ASSETS
          FROM OPERATIONS...................................  $(479,976,583)  $(8,407,777)   $(22,049,785)
                                                              ===========================================

See notes to financial statements.

     THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN                  THE GUARDIAN
       S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD    THE GUARDIAN       CASH
        INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND        TAX-EXEMPT     MANAGEMENT
         FUND            FUND          MARKETS FUND      BOND FUND         FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------
     $  1,348,824    $  1,425,733       $   554,769              --             --             --             --
           79,190          96,131            21,882     $ 5,266,678    $ 2,992,171    $ 2,643,148    $13,061,216
          (10,151)       (181,008)          (47,552)             --             --             --             --
-----------------------------------------------------------------------------------------------------------------
        1,417,863       1,340,856           529,099       5,266,678      2,992,171      2,643,148     13,061,216
-----------------------------------------------------------------------------------------------------------------
          270,186         501,628           172,387         418,818        169,239        265,005      1,274,351
          249,191         132,214            24,557         184,209         48,193        121,977        607,822
            9,695          13,985             7,751          12,043         10,180             --         16,629
            8,822           8,160             8,225          10,671          9,714         10,525         10,257
            2,533           2,455             2,620           2,540          2,485             --          2,523
           29,086          41,955            23,252          36,129         30,541             --         49,886
           26,465          24,480            24,673          32,013         29,141         31,575         30,772
            4,053           3,927             4,191           4,064          3,975             --          4,036
           16,364          66,449            21,425          32,232         17,043         17,604        181,496
           14,876          23,901            17,304          14,876         16,744             --          6,943
           14,380          14,876            14,876          14,876         14,380         13,389          3,238
            1,294           1,294             1,294           1,294          1,294             --          1,294
           13,389          11,157             2,728          10,413          4,215          7,439         27,273
           67,440         136,369            79,343          47,109         29,753         34,960         48,597
           29,755          29,753            27,273          26,283         27,273         15,372         38,184
              496             595               396             744            496            496            744
              595             594               150             463            208            360          1,467
              387             365                93             175             69            108            743
            9,669          14,355            14,355           9,669         11,653          9,669          9,173
            9,421           9,421             9,421           9,421          9,421          9,421          9,421
              348             348               348             348            348            348            348
               --              --             2,650              --             --             --             --
               --              --                --           7,021             --             --             --
-----------------------------------------------------------------------------------------------------------------
          778,445       1,038,281           459,312         875,411        436,365        538,248      2,325,197
         (145,993)             --                --         (84,139)      (132,897)       (21,205)       (74,052)
               --              --                --              --             --        (34,960)            --
-----------------------------------------------------------------------------------------------------------------
          632,452       1,038,281           459,312         791,272        303,468        482,083      2,251,145
-----------------------------------------------------------------------------------------------------------------
          785,411         302,575            69,787       4,475,406      2,688,703      2,161,065     10,810,071
-----------------------------------------------------------------------------------------------------------------
            9,365      (2,647,695)       (1,327,473)      3,390,373     (4,042,366)     1,509,206             --
               --          17,047            53,023              --             --             --             --
               --      (1,903,851)         (704,818)             --             --             --             --
      (17,741,370)    (13,464,117)        3,556,901      (2,339,210)     1,680,710     (1,305,746)            --
               --             823           (24,997)             --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      (17,732,005)    (17,997,793)        1,552,636       1,051,163     (2,361,656)       203,460             --
-----------------------------------------------------------------------------------------------------------------
     $(16,946,594)   $(17,695,218)      $ 1,622,423     $ 5,526,569    $   327,047    $ 2,364,525    $10,810,071
=================================================================================================================

-   The Park Avenue Portfolio

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    THE GUARDIAN
                                                   THE GUARDIAN                     PARK AVENUE
                                                 PARK AVENUE FUND                  SMALL CAP FUND
                                         --------------------------------   ----------------------------

                                           SIX MONTHS       YEAR ENDED       SIX MONTHS      YEAR ENDED
                                             ENDED         DECEMBER 31,         ENDED       DECEMBER 31,
                                         JUNE 30, 2001         2000         JUNE 30, 2001       2000
                                          (UNAUDITED)        (AUDITED)       (UNAUDITED)     (AUDITED)
                                         ---------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss)........  $    1,189,311   $   (10,572,682)  $   (347,222)   $   (801,265)
   Net realized gain/(loss) on
     investments and foreign currency
     related transactions..............    (275,674,480)      374,481,390      1,152,647       7,988,841
   Net change in unrealized
     appreciation/ (depreciation) of
     investments and foreign currency
     related transactions..............    (205,491,414)   (1,067,537,796)    (9,213,202)    (16,441,214)
                                         ---------------------------------------------------------------
     NET INCREASE/(DECREASE) IN NET
       ASSETS RESULTING FROM
       OPERATIONS......................    (479,976,583)     (703,629,088)    (8,407,777)     (9,253,638)
                                         ---------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income
     Class A...........................      (1,660,631)         (153,407)            --              --
     Class B...........................              --                --             --              --
     Class C...........................              --                --             --              --
     Class K...........................              --                --             --              --
   Tax return of capital
     Class A...........................              --                --             --              --
     Class B...........................              --                --             --              --
     Class C...........................              --                --             --              --
   Net realized gain on investments and
     foreign currency related
     transactions
     Class A...........................     (13,281,525)     (423,201,940)            --      (1,160,484)
     Class B...........................      (2,152,054)      (71,903,802)            --        (201,952)
     Class C...........................         (48,361)         (971,671)            --         (56,165)
     Class K...........................         (48,270)               --             --              --
                                         ---------------------------------------------------------------
       TOTAL DIVIDENDS AND
        DISTRIBUTIONS TO
        SHAREHOLDERS...................     (17,190,841)     (496,230,820)            --      (1,418,601)
                                         ---------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net
     assets from capital share
     transactions -- Note 9............     (12,950,490)      385,861,074      8,090,959      51,242,179
                                         ---------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET
   ASSETS..............................    (510,117,914)     (813,998,834)      (316,818)     40,569,940
NET ASSETS:
Beginning of period....................   3,028,486,642     3,842,485,476    182,031,675     141,461,735
                                         ---------------------------------------------------------------
End of period*.........................  $2,518,368,728   $ 3,028,486,642   $181,714,857    $182,031,675
                                         ===============================================================

+ Commencement of operations.
* Includes
  undistributed/(overdistributed) net
  investment income of.................  $     (471,320)  $            --   $   (347,222)   $         --


                                                 THE GUARDIAN                    THE GUARDIAN
                                            ASSET ALLOCATION FUND             S&P 500 INDEX FUND
                                         ----------------------------   ------------------------------
                                                                                         PERIOD FROM
                                                                                        JULY 25, 2000+
                                          SIX MONTHS      YEAR ENDED     SIX MONTHS           TO
                                             ENDED       DECEMBER 31,       ENDED        DECEMBER 31,
                                         JUNE 30, 2001       2000       JUNE 30, 2001        2000
                                          (UNAUDITED)     (AUDITED)      (UNAUDITED)      (AUDITED)
                                         -------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss)........  $  3,986,446    $  8,343,748   $    785,411     $    541,363
   Net realized gain/(loss) on
     investments and foreign currency
     related transactions..............   (38,338,218)     30,559,603          9,365           65,671
   Net change in unrealized
     appreciation/ (depreciation) of
     investments and foreign currency
     related transactions..............    12,301,987     (37,001,266)   (17,741,370)     (18,672,156)
                                         -------------------------------------------------------------
     NET INCREASE/(DECREASE) IN NET
       ASSETS RESULTING FROM
       OPERATIONS......................   (22,049,785)      1,902,085    (16,946,594)     (18,065,122)
                                         -------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income
     Class A...........................    (2,947,337)     (7,027,208)      (744,537)        (498,455)
     Class B...........................      (417,308)     (1,117,215)            --               --
     Class C...........................       (23,321)       (136,470)            --               --
     Class K...........................            --              --             --               --
   Tax return of capital
     Class A...........................            --              --             --               --
     Class B...........................            --              --             --               --
     Class C...........................            --              --             --               --
   Net realized gain on investments and
     foreign currency related
     transactions
     Class A...........................   (11,069,075)    (23,523,297)            --          (79,085)
     Class B...........................    (2,627,089)     (4,934,210)            --           (3,590)
     Class C...........................      (485,346)       (544,223)            --           (3,446)
     Class K...........................      (447,297)             --             --               --
                                         -------------------------------------------------------------
       TOTAL DIVIDENDS AND
        DISTRIBUTIONS TO
        SHAREHOLDERS...................   (18,016,773)    (37,282,623)      (744,537)        (584,576)
                                         -------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net
     assets from capital share
     transactions -- Note 9............    12,816,743      54,231,006    149,640,227      201,110,665
                                         -------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET
   ASSETS..............................   (27,249,815)     18,850,468    131,949,096      182,460,967
NET ASSETS:
Beginning of period....................   286,795,735     267,945,267    182,460,967               --
                                         -------------------------------------------------------------
End of period*.........................  $259,545,920    $286,795,735   $314,410,063     $182,460,967
                                         =============================================================
+ Commencement of operations.
* Includes
  undistributed/(overdistributed) net
  investment income of.................  $    690,259    $     91,779   $     83,782     $     42,908

See notes to financial statements.

            THE GUARDIAN                   THE GUARDIAN                   THE GUARDIAN                  THE GUARDIAN
          BAILLIE GIFFORD            BAILLIE GIFFORD EMERGING          INVESTMENT QUALITY                HIGH YIELD
         INTERNATIONAL FUND                MARKETS FUND                    BOND FUND                      BOND FUND
    ----------------------------   ----------------------------   ----------------------------   ---------------------------
     SIX MONTHS      YEAR ENDED     SIX MONTHS      YEAR ENDED     SIX MONTHS      YEAR ENDED     SIX MONTHS     YEAR ENDED
        ENDED       DECEMBER 31,       ENDED       DECEMBER 31,       ENDED       DECEMBER 31,       ENDED        DECEMBER
    JUNE 30, 2001       2000       JUNE 30, 2001       2000       JUNE 30, 2001       2000       JUNE 30, 2001    31, 2000
     (UNAUDITED)     (AUDITED)      (UNAUDITED)     (AUDITED)      (UNAUDITED)     (AUDITED)      (UNAUDITED)     (AUDITED)
----------------------------------------------------------------------------------------------------------------------------
    $    302,575    $   (607,030)   $    69,787    $   (447,079)  $  4,475,406    $  8,754,042    $ 2,688,703    $ 5,005,896
      (4,534,499)     21,665,758     (1,979,268)      3,445,415      3,390,373      (2,896,393)    (4,042,366)    (3,033,797)
     (13,463,294)    (56,114,611)     3,531,904     (13,395,979)    (2,339,210)      6,906,330      1,680,710     (5,732,512)
----------------------------------------------------------------------------------------------------------------------------
     (17,695,218)    (35,055,883)     1,622,423     (10,397,643)     5,526,569      12,763,979        327,047     (3,760,413)
----------------------------------------------------------------------------------------------------------------------------
              --              --             --        (747,960)    (4,000,863)     (8,378,889)    (1,881,353)    (4,317,009)
              --              --             --              --       (225,356)       (188,008)      (366,962)      (418,247)
              --              --             --              --       (200,198)       (187,145)      (350,114)      (270,640)
              --              --             --              --        (48,989)             --        (90,274)            --
              --      (1,333,514)            --              --             --              --             --             --
              --        (181,354)            --              --             --              --             --             --
              --        (100,057)            --              --             --              --             --             --
              --     (18,668,877)            --              --             --              --             --             --
              --      (2,522,061)            --              --             --              --             --             --
              --      (1,326,325)            --              --             --              --             --             --
              --              --             --              --             --              --             --             --
----------------------------------------------------------------------------------------------------------------------------
              --     (24,132,188)            --        (747,960)    (4,475,406)     (8,754,042)    (2,688,703)    (5,005,896)
----------------------------------------------------------------------------------------------------------------------------
      28,022,207       9,274,975      9,020,693       6,896,599     23,867,037      (2,016,523)     4,368,622      5,108,248
----------------------------------------------------------------------------------------------------------------------------
      10,326,989     (49,913,096)    10,643,116      (4,249,004)    24,918,200       1,993,414      2,006,966     (3,658,061)
     114,436,920     164,350,016     31,010,490      35,259,494    141,654,446     139,661,032     53,703,635     57,361,696
----------------------------------------------------------------------------------------------------------------------------
    $124,763,909    $114,436,920    $41,653,606    $ 31,010,490   $166,572,646    $141,654,446    $55,710,601    $53,703,635
============================================================================================================================

    $     67,769    $   (234,806)   $  (421,460)   $   (491,247)  $         --    $         --    $        --    $        --


             THE GUARDIAN                   THE GUARDIAN
           TAX-EXEMPT FUND              CASH MANAGEMENT FUND
     ----------------------------   ----------------------------
      SIX MONTHS      YEAR ENDED     SIX MONTHS      YEAR ENDED
         ENDED       DECEMBER 31,       ENDED       DECEMBER 31,
     JUNE 30, 2001       2000       JUNE 30, 2001       2000
      (UNAUDITED)     (AUDITED)      (UNAUDITED)     (AUDITED)
---  -----------------------------------------------------------
     $  2,161,065    $  4,432,243   $ 10,810,071    $ 22,043,824
        1,509,206        (456,464)            --              --
       (1,305,746)      7,792,755             --              --
-----------------------------------------------------------------------------
        2,364,525      11,768,534     10,810,071      22,043,824
-------------------------------------------------------------------------------------------
       (2,018,364)     (4,315,376)   (10,404,643)    (21,335,025)
               --              --       (230,839)       (545,815)
         (142,701)       (116,867)      (145,540)       (162,984)
               --              --        (29,049)             --
               --              --             --              --
               --              --             --              --
               --              --             --              --
               --              --             --              --
               --              --             --              --
               --              --             --              --
               --              --             --              --
----------------------------------------------------------------------------------------------------------------------------
       (2,161,065)     (4,432,243)   (10,810,071)    (22,043,824)
----------------------------------------------------------------------------------------------------------------------------
        1,815,403         331,636     49,602,538      78,347,971
----------------------------------------------------------------------------------------------------------------------------
        2,018,863       7,667,927     49,602,538      78,347,971
      105,575,755      97,907,828    482,236,325     403,888,354
----------------------------------------------------------------------------------------------------------------------------
     $107,594,618    $105,575,755   $531,838,863    $482,236,325
============================================================================================================================
     $         --    $         --   $         --    $         --

NOTES TO

FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

The Park Avenue Portfolio

-   The Guardian Park Avenue Fund
-   The Guardian Park Avenue Small Cap Fund
-   The Guardian Asset Allocation Fund
-   The Guardian S&P 500 Index Fund
-   The Guardian Baillie Gifford International Fund
-   The Guardian Baillie Gifford Emerging Markets Fund
-   The Guardian Investment Quality Bond Fund
-   The Guardian High Yield Bond Fund
-   The Guardian Tax-Exempt Fund
-   The Guardian Cash Management Fund

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of ten series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund (GAAF); The Guardian S&P 500 Index Fund (GSP500F); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

     On July 25, 2000, GSP500F sold 18,096,934 Class A shares and 800,000 each of Class B shares and Class C shares of beneficial interest to The Guardian Life Insurance Company of America (Guardian Life) for $180,969,341 and $8,000,000, respectively to facilitate the commencement of operations.

     On August 7, 2000, the Funds, except for GSP500F, began to offer Class C shares. To facilitate the commencement of operations of Class C shares, Guardian Life redeemed Class A shares of beneficial interest in GPASCF, GAAF, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF for investment in Class C shares of beneficial interest in the Funds, excluding GSP500F.

     On May 15, 2001, the Funds, except for GTEF, began to offer Class K shares. To facilitate the commencement of operations of Class K shares, Guardian Life redeemed Class A shares of beneficial interest in GPAF, GPASCF, GAAF, GSP500F, GIQBF and GHYBF for investment in Class K shares of beneficial interest in the Funds, excluding GTEF.

     The Funds offer up to five classes of shares: Class A, Class B, Class C, Class K and the Institutional Class. Each of the Funds offers Class A shares. All shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. As of June 30, 2001, Class B shares are offered by the Funds, except for GTEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. As of June 30, 2001, each of the Funds offered Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. As of

June 30, 2001, the Funds, except for GTEF, offered Class K shares. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of
 .40% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. As of June 30, 2001, Institutional Class shares are offered by GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF. None of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution, administrative and transfer agent fees were the only class-specific expenses.

     In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds do not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Foreign Currency Translation

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currencies. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency as of June 30, 2001 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF may enter into foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from an unanticipated movement in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contracts are closed, the Fund will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

     GAAF, GSP500F, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GSP500F, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends and distributions to shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Taxes

     Each Fund qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest, dividends and capital gains in GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

Expense Reductions

     GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $34,960 under this arrangement.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTE 2.  INVESTMENT ADVISORY AGREEMENTS AND
         PAYMENTS TO RELATED PARTIES
     GISC provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GPASCF, GSP500F and GHYBF, which pay GISC an annual rate of .75%, .25% and .60%, respectively, of their average daily net assets.

     As of June 30, 2001, GISC voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeded a percentage of the average daily net assets of the respective Funds, by class, as follows:

 FUND    CLASS A   CLASS B   CLASS C   CLASS K
 ----    -------   -------   -------   -------
GSP500F   .53%      1.28%     1.28%     0.93%
GIQBF     .85%      1.60%     1.60%     1.25%
GHYBF     .85%      1.60%     1.60%     1.25%
GTEF      .85%        N/A     1.60%       N/A
GCMF      .85%      1.60%     1.60%     1.25%

     As of June 30, 2001, GISC voluntarily assumed a portion of the Fund's expenses based on it's average daily net assets as follows:

------------------------------------------------------------
                          GSP500F*
------------------------------------------------------------
                       CLASS A   CLASS B   CLASS C   CLASS K
                       -------   -------   -------   -------
Ordinary Operating
  Expenses              .11%      .11%      .11%      .11%
12b-1 Fees                --      .38%      .40%      .11%
                        ----      ----      ----      ----
                        .11%      .49%      .51%       22%
                        ====      ====      ====      ====

-------------------------------------------------------------
                           GIQBF*
-------------------------------------------------------------
                       CLASS A   CLASS B    CLASS C   CLASS K
                       -------   --------   -------   -------
Ordinary Operating
  Expenses              .07%       .07%      .07%      .07%
12b-1 Fees                --       .26%      .30%      .08%
                        ----       ----      ----      ----
                        .07%       .33%      .37%      .15%
                        ====       ====      ====      ====

------------------------------------------------------------
                           GHYBF*
------------------------------------------------------------
                       CLASS A   CLASS B   CLASS C   CLASS K
                       -------   -------   -------   -------
Ordinary Operating
  Expenses              .39%      .39%      .39%      .39%
12b-1 Fees                --      .31%      .27%      .01%
                        ----      ----      ----      ----
                        .39%      .70%      .66%      .40%
                        ====      ====      ====      ====

-----------------------------------------------------
                        GTEF*
-----------------------------------------------------
                                    CLASS A   CLASS C
                                    -------   -------
Ordinary Operating Expenses          .08%      .08%
12b-1 Fees                             --      .29%
                                     ----      ----
                                     .08%      .37%
                                     ====      ====

------------------------------------------------------------
                           GCMF*
------------------------------------------------------------
                       CLASS A   CLASS B   CLASS C   CLASS K
                       -------   -------   -------   -------
Administrative Fees     .03%      .03%      .03%      .03%
12b-1 Fees                --      .03%        --      .05%
                        ----      ----      ----      ----
                        .03%      .06%      .03%      .08%
                        ====      ====      ====      ====
* Annualized.

     For the six months ended June 30, 2001 GISC voluntarily assumed $145,993, $84,139, $132,897, $21,205 and $74,052 of the ordinary operating expenses of GSP500F, GIQBF, GHYBF, GTEF and GCMF, respectively.

     The GAAF is subject to a contractual annual advisory fee of .65% of its average daily net assets. However, GISC has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds" so that GAAF's effective advisory fee is .50% of its average daily net assets. There are no duplicate advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

     Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 per Fund for each meeting of the Board of Trustees. An annual fee of $1,000 per Fund is also paid to each such Trustee during such period. GISC pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Funds are affiliated with GISC.

     GAAF received $1,754,753 in dividends from other Guardian mutual funds.

     The retail broker/dealer operation of GISC was assumed by Park Avenue Securities LLC (PAS) on May 3, 1999. PAS is a wholly-owned subsidiary of GIAC and an affiliate of GISC. For the six months ended June 30, 2001, PAS received $585,842 for brokerage commissions from the Portfolio.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A, Class B, Class C and Class K shares, each of the Funds, except GPAF, pays GISC an administrative service fee at an annual rate of up to
 .25% of its average daily net assets. GPAF pays this fee at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the six months ended June 30, 2001, GPAF Class A shares paid an annualized rate of .20% of its average daily net assets under the Administrative Services Agreement.

NOTE 3.  UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN
     The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Funds.

     For the six months ended June 30, 2001, aggregate front-end sales charges for the sale of Class A shares paid to GISC were as follows:

 FUND   COMMISSIONS    FUND    COMMISSIONS
 ----   -----------    ----    -----------
GPAF     $ 55,430     GBGEMF    $  2,241
GPASCF      4,609     GIQBF        3,359
GAAF        6,898     GHYBF          927
GSP500F       555     GTEF         1,126
GBGIF       5,289

     Under Distribution Plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), each multiple class fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B and Class C shares and .40% of average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class B, Class C and Class K shares of those Funds.

     GISC is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the six months ended June 30, 2001, GISC received CDSL charges on Class B, only, as follows:

                  FUND                    CLASS B
                  ----                    --------
GPAF....................................  $537,528
GPASCF..................................    25,768
GAAF....................................    51,535
GBGIF...................................     6,442
GHYBF...................................     1,950
GCMF....................................     6,442

NOTE 4.  INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2001 were as follows:

--------------------------------------------------------
                             GPAF             GPASCF
--------------------------------------------------------
Purchases              $2,584,696,572       $129,863,567
Proceeds                2,647,392,199        118,494,740
--------------------------------------------------------
                             GAAF            GSP500F
--------------------------------------------------------
Purchases              $  145,989,761       $147,700,481
Proceeds                   80,749,971          1,932,581
--------------------------------------------------------
                            GBGIF             GBGEMF
--------------------------------------------------------
Purchases              $   61,567,960       $ 25,598,736
Proceeds                   37,082,507         17,958,402
--------------------------------------------------------
                            GIQBF              GHYBF
--------------------------------------------------------
Purchases              $  374,830,430       $ 53,708,960
Proceeds                  346,099,958         48,803,341
--------------------------------------------------------

--------------------------------------------------------
                             GTEF
--------------------------------------------------------
Purchases              $   84,465,855
Proceeds                   82,839,055
--------------------------------------------------------

     The cost of investments owned at June 30, 2001 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 2001, were as follows:

                                  GPAF               GPASCF
                                  ----               ------
Appreciation                  $ 236,528,158       $ 27,988,664
(Depreciation)                 (125,262,966)        (6,022,160)
                              -------------       ------------
NET UNREALIZED
  APPRECIATION                $ 111,265,192       $ 21,966,504
                              =============       ============

                                  GAAF              GSP500F
                                  ----              -------
Appreciation                  $          --       $ 16,285,583
(Depreciation)                   (5,252,792)       (52,539,833)
                              -------------       ------------
NET UNREALIZED
  DEPRECIATION                $  (5,252,792)      $(36,254,250)
                              =============       ============

                                  GBGIF              GBGEMF
                                  -----              ------
Appreciation                  $   4,272,596       $  4,130,317
(Depreciation)                  (15,774,357)        (3,414,081)
                              -------------       ------------
NET UNREALIZED
  APPRECIATION/
  (DEPRECIATION)              $ (11,501,761)      $    716,236
                              =============       ============

                                  GIQBF              GHYBF
                                  -----              -----
Appreciation                  $     990,568       $    894,243
(Depreciation)                   (1,074,672)        (5,492,383)
                              -------------       ------------
NET UNREALIZED
  DEPRECIATION                $     (84,104)      $ (4,598,140)
                              =============       ============

                                  GTEF
                                  ----
Appreciation                  $   3,257,607
(Depreciation)                     (170,804)
                              -------------
NET UNREALIZED
  APPRECIATION                $   3,086,803
                              =============

NOTE 5.  REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

NOTE 6.  REVERSE REPURCHASE AGREEMENTS

     GAAF, GIQBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GAAF, GIQBF and GHYBF enter into a reverse repurchase agreement, the funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GAAF, GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GIQBF on reverse repurchase agreements for the six months ended June 30, 2001 amounted to $7,021.

     Information regarding transactions by GIQBF under reverse repurchase agreements is as follows:

Average amount outstanding during the
  period..............................  $1,623,656
Weighted average interest rate during
  the period..........................        1.17%

NOTE 7.  DOLLAR ROLL TRANSACTIONS

     GAAF, GIQBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages.

NOTE 8.  DEFERRED ORGANIZATION AND INITIAL OFFERING EXPENSES

     GPASCF and GBGEMF incurred $45,392 and $26,758, respectively, in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by GPASCF and GBGEMF. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five-year period, beginning with the commencement of operations of the Funds.

NOTE 9.  SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into five classes, designated as Class A, Class B, Class C, Class K and Institutional Class shares. As of June 30, 2001: (i) GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF offered all five classes;
(ii) GTEF offered Class A and Class C shares; and (iii) GCMF offered Class A, Class B, Class C and Class K shares. Through June 30, 2001, no Institutional Class shares of the Funds were sold.

     Transactions in shares of beneficial interest were as follows:

- THE GUARDIAN PARK AVENUE FUND

                                       Six Months                              Six Months
                                          Ended            Year Ended            Ended            Year Ended
                                      June 30, 2001     December 31, 2000    June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)         (Unaudited)          (Audited)
----------------------------------------------------------------------------------------------------------------
                                                   Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                               13,155,598          18,049,325     $ 519,790,644      $ 1,059,936,600
Shares issued in reinvestment of
  dividends and distributions                415,535           9,115,003        14,392,594          407,425,150
Shares repurchased                       (14,610,079)        (20,409,922)     (532,374,398)      (1,193,361,711)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                   (1,038,946)          6,754,406     $   1,808,840      $   274,000,039
----------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                  522,642           1,616,902     $  18,731,653      $    92,936,935
Shares issued in reinvestment of
  distributions                               60,857           1,571,121         2,043,378           68,335,853
Shares repurchased                        (1,284,265)         (1,099,956)      (44,484,059)         (59,981,804)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                     (700,766)          2,088,067     $ (23,709,028)     $   101,290,984
----------------------------------------------------------------------------------------------------------------

                                       Six Months          Period from          Six Months         Period from
                                          Ended         August 7, 2000+ to        Ended         August 7, 2000+ to
                                      June 30, 2001     December 31, 2000     June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)          (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------
                                                    Shares                                  Amount
------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                   29,744             183,817      $   1,096,263      $     9,696,418
Shares issued in reinvestment of
  distributions                                1,433              24,660             47,705              971,347
Shares repurchased                            (6,917)             (2,188)          (242,540)             (97,714)
------------------------------------------------------------------------------------------------------------------
NET INCREASE                                  24,260             206,289      $     901,428      $    10,570,051
------------------------------------------------------------------------------------------------------------------

                                       Period from                            Period from
                                    May 15, 2001+ to                        May 15, 2001+ to
                                      June 30, 2001                          June 30, 2001
                                       (Unaudited)                            (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                         Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                  225,035                         $   8,000,000
Shares issued in reinvestment of
  distributions                                1,394                                48,270
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 226,429                         $   8,048,270
----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN PARK AVENUE SMALL CAP FUND

                                       Six Months                              Six Months
                                          Ended            Year Ended            Ended            Year Ended
                                      June 30, 2001     December 31, 2000    June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)         (Unaudited)          (Audited)
----------------------------------------------------------------------------------------------------------------
                                                   Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                1,767,411           3,660,863      $ 27,827,646         $ 69,834,930
Shares issued in reinvestment of
  distributions                                   --              69,955                --            1,131,298
Shares repurchased                        (1,763,522)         (1,679,978)      (27,320,334)         (31,871,242)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                   3,889           2,050,840      $    507,312         $ 39,094,986
----------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                   76,228             419,290      $  1,158,751         $  7,659,896
Shares issued in reinvestment of
  distributions                                   --              12,441                --              194,695
Shares repurchased                          (123,376)           (222,863)       (1,853,744)          (3,988,416)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                      (47,148)            208,868      $   (694,993)        $  3,866,175
----------------------------------------------------------------------------------------------------------------

                                       Six Months          Period from          Six Months         Period from
                                          Ended         August 7, 2000+ to        Ended         August 7, 2000+ to
                                      June 30, 2001     December 31, 2000     June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)          (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------
                                                    Shares                                  Amount
------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                   20,211             425,713       $    314,391         $  8,227,411
Shares issued in reinvestment of
  distributions                                   --               3,586                 --               56,117
Shares repurchased                            (2,431)               (163)           (35,751)              (2,510)
------------------------------------------------------------------------------------------------------------------
NET INCREASE                                  17,780             429,136       $    278,640         $  8,281,018
------------------------------------------------------------------------------------------------------------------

                                       Period from                            Period from
                                    May 15, 2001+ to                        May 15, 2001+ to
                                      June 30, 2001                          June 30, 2001
                                       (Unaudited)                            (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                         Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                  509,230                          $  8,000,000
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 509,230                          $  8,000,000
----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN ASSET ALLOCATION FUND

                                       Six Months                              Six Months
                                          Ended            Year Ended            Ended            Year Ended
                                      June 30, 2001     December 31, 2000    June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)         (Unaudited)          (Audited)
----------------------------------------------------------------------------------------------------------------
                                                   Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                1,565,006           3,721,622      $ 19,620,383         $ 55,204,551
Shares issued in reinvestment of
  dividends and distributions              1,213,719           2,202,039        13,534,122           29,726,992
Shares repurchased                        (2,651,235)         (3,816,576)      (32,496,591)         (56,603,009)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 127,490           2,107,085      $    657,914         $ 28,328,534
----------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                  404,974           1,103,071      $  4,959,607         $ 16,071,499
Shares issued in reinvestment of
  dividends and distributions                265,918             440,864         2,957,096            5,907,846
Shares repurchased                          (445,864)           (381,591)       (5,452,918)          (5,648,865)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 225,028           1,162,344      $  2,463,785         $ 16,330,480
----------------------------------------------------------------------------------------------------------------

                                       Six Months          Period from          Six Months         Period from
                                          Ended         August 7, 2000+ to        Ended         August 7, 2000+ to
                                      June 30, 2001     December 31, 2000     June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)          (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------
                                                    Shares                                  Amount
------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                   97,530             607,229       $  1,214,546         $  8,893,526
Shares issued in reinvestment of
  dividends and distributions                 44,917              53,046            499,477              678,466
Shares repurchased                           (37,448)                 --           (466,276)                  --
------------------------------------------------------------------------------------------------------------------
NET INCREASE                                 104,999             660,275       $  1,247,747         $  9,571,992
------------------------------------------------------------------------------------------------------------------

                                       Period from                            Period from
                                    May 15, 2001+ to                        May 15, 2001+ to
                                      June 30, 2001                          June 30, 2001
                                       (Unaudited)                            (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                         Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                  663,350                          $  8,000,000
Shares issued in reinvestment of
  dividends and distributions                 40,152                               447,297
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 703,502                          $  8,447,297
----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN S&P 500 INDEX FUND

                                       Six Months          Period from         Six Months         Period from
                                          Ended         July 25, 2000+ to        Ended         July 25, 2000+ to
                                      June 30, 2001     December 31, 2000    June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)         (Unaudited)          (Audited)
----------------------------------------------------------------------------------------------------------------
                                                   Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                               16,972,315          18,405,635      $147,626,854         $184,032,175
Shares issued in reinvestment of
  dividends and distributions                 45,962              64,439           385,165              577,374
Shares repurchased                          (967,223)                 --        (8,329,264)                  --
----------------------------------------------------------------------------------------------------------------
NET INCREASE                              16,051,054          18,470,074      $139,682,755         $184,609,549
----------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                  139,786             858,017      $  1,192,951         $  8,538,873
Shares issued in reinvestment of
  distributions                                   --                 398                --                3,560
Shares repurchased                            (2,022)            (10,547)          (17,561)             (95,325)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 137,764             847,868      $  1,175,390         $  8,447,108
----------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                   92,501             805,456      $    792,260         $  8,050,562
Shares issued in reinvestment of
  distributions                                   --                 385                --                3,446
Shares repurchased                            (1,106)                 --           (10,178)                  --
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                  91,395             805,841      $    782,082         $  8,054,008
----------------------------------------------------------------------------------------------------------------

                                       Period from                           Period from
                                    May 15, 2001+ to                       May 15, 2001+ to
                                      June 30, 2001                         June 30, 2001
                                       (Unaudited)                           (Unaudited)
--------------------------------------------------------------------------------------------------------------
                                         Shares                                 Amount
--------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                  931,315                         $  8,000,000
--------------------------------------------------------------------------------------------------------------
NET INCREASE                                 931,315                         $  8,000,000
--------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                                       Six Months                              Six Months
                                          Ended            Year Ended            Ended            Year Ended
                                      June 30, 2001     December 31, 2000    June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)         (Unaudited)          (Audited)
----------------------------------------------------------------------------------------------------------------
                                                   Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                               13,597,390          18,494,648     $ 181,781,159        $ 363,429,077
Shares issued in reinvestment of
  distributions                                   --           1,112,154                --           15,963,156
Shares repurchased                       (12,053,726)        (19,358,205)     (160,903,705)        (383,690,513)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                    1,543,664             248,597     $  20,877,454        $  (4,298,280)
----------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                   30,307             196,523     $     363,142        $   3,983,081
Shares issued in reinvestment of
  distributions                                   --             191,743                --            2,605,015
Shares repurchased                           (99,907)           (138,020)       (1,213,478)          (2,597,836)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                      (69,600)            250,246     $    (850,336)       $   3,990,260
----------------------------------------------------------------------------------------------------------------

                                       Six Months          Period from          Six Months         Period from
                                          Ended         August 7, 2000+ to        Ended         August 7, 2000+ to
                                      June 30, 2001     December 31, 2000     June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)          (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------
                                                    Shares                                  Amount
------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                      513             426,347      $       6,428        $   8,168,874
Shares issued in reinvestment of
  distributions                                 (881)            105,610            (11,339)           1,414,121
------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                         (368)            531,957      $      (4,911)       $   9,582,995
------------------------------------------------------------------------------------------------------------------

                                       Period from                            Period from
                                    May 15, 2001+ to                        May 15, 2001+ to
                                      June 30, 2001                          June 30, 2001
                                       (Unaudited)                            (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                         Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                  617,284                         $   8,000,000
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 617,284                         $   8,000,000
----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN BAILLIE GIFFORD EMERGING MARKET FUND

                                       Six Months                              Six Months
                                          Ended            Year Ended            Ended            Year Ended
                                      June 30, 2001     December 31, 2000    June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)         (Unaudited)          (Audited)
----------------------------------------------------------------------------------------------------------------
                                                   Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                  788,847           1,274,376        $ 6,753,490        $ 13,484,624
Shares issued in reinvestment of
  dividends                                       --              67,297                 --             744,979
Shares repurchased                          (651,813)         (2,081,883)        (5,695,296)        (20,855,403)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                      137,034            (740,210)       $ 1,058,194        $ (6,625,800)
----------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                   13,376             566,926        $   112,848        $  5,683,709
Shares repurchased                           (20,595)            (19,147)          (161,495)           (196,110)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                       (7,219)            547,779        $   (48,647)       $  5,487,599
----------------------------------------------------------------------------------------------------------------

                                       Six Months          Period from          Six Months         Period from
                                          Ended         August 7, 2000+ to        Ended         August 7, 2000+ to
                                      June 30, 2001     December 31, 2000     June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)          (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------
                                                    Shares                                  Amount
------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                      938             810,187         $    11,146        $  8,034,800
------------------------------------------------------------------------------------------------------------------
NET INCREASE                                     938             810,187         $    11,146        $  8,034,800
------------------------------------------------------------------------------------------------------------------

                                       Period from                            Period from
                                    May 15, 2001+ to                        May 15, 2001+ to
                                      June 30, 2001                          June 30, 2001
                                       (Unaudited)                            (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                         Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                  958,084                            $ 8,000,000
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 958,084                            $ 8,000,000
----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN INVESTMENT QUALITY BOND FUND

                                       Six Months                              Six Months
                                          Ended            Year Ended            Ended            Year Ended
                                      June 30, 2001     December 31, 2000    June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)         (Unaudited)          (Audited)
----------------------------------------------------------------------------------------------------------------
                                                   Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                6,606,716           3,166,701      $  64,264,951       $  29,603,062
Shares issued in reinvestment of
  dividends                                  376,145             874,530          3,665,980           8,192,849
Shares repurchased                        (5,598,019)         (6,021,241)       (54,405,570)        (56,322,831)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                    1,384,842          (1,980,010)     $  13,525,361       $ (18,526,920)
----------------------------------------------------------------------------------------------------------------

                                       Six Months          Period from          Six Months         Period from
                                          Ended         August 7, 2000+ to        Ended         August 7, 2000+ to
                                      June 30, 2001     December 31, 2000     June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)          (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------
                                                    Shares                                  Amount
------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                  248,147             866,964       $   2,422,494       $   8,159,222
Shares issued in reinvestment of
  dividends                                   22,388              20,624             218,018             195,339
Shares repurchased                           (64,094)             (3,360)           (624,050)            (31,860)
------------------------------------------------------------------------------------------------------------------
NET INCREASE                                 206,441             884,228       $   2,016,462       $   8,322,701
------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                    7,880             852,289       $      76,695       $   8,020,059
Shares issued in reinvestment of
  dividends                                   20,556              19,751             200,218             187,124
Shares repurchased                               (72)             (2,047)               (688)            (19,487)
------------------------------------------------------------------------------------------------------------------
NET INCREASE                                  28,364             869,993       $     276,225       $   8,187,696
------------------------------------------------------------------------------------------------------------------

                                       Period from                            Period from
                                    May 15, 2001+ to                        May 15, 2001+ to
                                      June 30, 2001                          June 30, 2001
                                       (Unaudited)                            (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                         Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                  826,446                          $   8,000,000
Shares issued in reinvestment of
  dividends                                    5,047                                 48,989
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 831,493                          $   8,048,989
----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN HIGH YIELD BOND FUND

                                       Six Months                              Six Months
                                          Ended            Year Ended            Ended            Year Ended
                                      June 30, 2001     December 31, 2000    June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)         (Unaudited)          (Audited)
----------------------------------------------------------------------------------------------------------------
                                                   Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                  465,536             637,579      $   3,718,143       $   5,346,665
Shares issued in reinvestment of
  dividends                                  238,942             513,471          1,869,351           4,292,752
Shares repurchased                        (1,355,098)         (2,139,699)       (10,511,101)        (18,152,370)
----------------------------------------------------------------------------------------------------------------
NET DECREASE                                (650,620)           (988,649)     $  (4,923,607)      $  (8,512,953)
----------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                  102,216             620,767      $     817,259       $   5,261,447
Shares issued in reinvestment of
  dividends                                   46,225              52,740            360,428             430,611
Shares repurchased                           (47,382)            (39,913)          (365,357)           (341,498)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                 101,059             633,594      $     812,330       $   5,350,560
----------------------------------------------------------------------------------------------------------------

                                       Six Months          Period from          Six Months         Period from
                                          Ended         August 7, 2000+ to        Ended         August 7, 2000+ to
                                      June 30, 2001     December 31, 2000     June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)          (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------
                                                    Shares                                  Amount
------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                    4,797             944,510       $      39,513       $   8,000,000
Shares issued in reinvestment of
  dividends                                   44,868              34,066             350,112             270,641
------------------------------------------------------------------------------------------------------------------
NET INCREASE                                  49,665             978,576       $     389,625       $   8,270,641
------------------------------------------------------------------------------------------------------------------

                                       Period from                            Period from
                                    May 15, 2001+ to                        May 15, 2001+ to
                                      June 30, 2001                          June 30, 2001
                                       (Unaudited)                            (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                         Shares                                  Amount
----------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                1,041,667                          $   8,000,000
Shares issued in reinvestment of
  dividends                                   12,102                                 90,274
----------------------------------------------------------------------------------------------------------------
NET INCREASE                               1,053,769                          $   8,090,274
----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN TAX-EXEMPT FUND

                                       Six Months                               Six Months
                                          Ended             Year Ended            Ended             Year Ended
                                      June 30, 2001     December 31, 2000     June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)          (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------
                                                    Shares                                  Amount
------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                1,176,850             321,162       $ 11,905,966        $   3,141,145
Shares issued in reinvestment of
  dividends                                  196,523             442,912          1,984,144            4,275,141
Shares repurchased                        (1,212,455)         (1,562,387)       (12,257,558)         (15,201,517)
------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                      160,918            (798,313)      $  1,632,552        $  (7,785,231)
------------------------------------------------------------------------------------------------------------------

                                       Six Months          Period from          Six Months         Period from
                                          Ended         August 7, 2000+ to        Ended         August 7, 2000+ to
                                      June 30, 2001     December 31, 2000     June 30, 2001     December 31, 2000
                                       (Unaudited)          (Audited)          (Unaudited)          (Audited)
------------------------------------------------------------------------------------------------------------------
                                                    Shares                                  Amount
------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                    3,953             818,833       $     40,150        $   8,000,000
Shares issued in reinvestment of
  dividends                                   14,134              11,840            142,701              116,867
------------------------------------------------------------------------------------------------------------------
NET INCREASE                                  18,087             830,673       $    182,851        $   8,116,867
------------------------------------------------------------------------------------------------------------------

- THE GUARDIAN CASH MANAGEMENT FUND

                                                                               Six Months
                                                                                 Ended            Year Ended
                                                                             June 30, 2001     December 31, 2000
                                                                              (Unaudited)          (Audited)
----------------------------------------------------------------------------------------------------------------
                                                                                   Shares @ $1 per share
----------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                                    455,226,739        1,654,252,913
Shares issued in reinvestment of
  dividends                                                                     10,128,470           20,243,054
Shares repurchased                                                            (426,815,761)      (1,602,419,361)
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                    38,539,448           72,076,606
----------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                                     10,437,070           11,993,304
Shares issued in reinvestment of
  dividends                                                                        215,437              503,465
Shares repurchased                                                              (7,764,527)         (14,418,354)
----------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                          2,887,980           (1,921,585)
----------------------------------------------------------------------------------------------------------------

                                                                               Six Months         Period from
                                                                                 Ended         August 7, 2000+ to
                                                                             June 30, 2001     December 31, 2000
                                                                              (Unaudited)          (Audited)
-----------------------------------------------------------------------------------------------------------------
                                                                                    Shares @ $1 per share
-----------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                                         42,699            8,067,486
Shares issued in reinvestment of
  dividends                                                                        145,524              162,949
Shares repurchased                                                                 (42,162)             (37,485)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                       146,061            8,192,950
-----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

                                                                              Period from
                                                                            May 15, 2001+ to
                                                                             June 30, 2001
                                                                              (Unaudited)
----------------------------------------------------------------------------------------------------------------
                                                                         Shares @ $1 per share
----------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                                      8,000,000
Shares issued in reinvestment of
  dividends                                                                         29,049
----------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                     8,029,049
----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

NOTE 10.  LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with the State Street Bank and Trust Company and the Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus
 .50% calculated on a 360 day basis per annum. For the six months ended June 30, 2001, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and the Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

FINANCIAL HIGHLIGHTS


 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                       BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
       CLASS A:
          Six months ended 6/30/2001++...............   $41.18       $ 0.04        $ (6.02)       $ (5.98)      $(0.03)
          Year ended 12/31/2000......................    59.42        (0.09)        (10.57)        (10.66)        0.00+++
          Year ended 12/31/1999......................    51.88         0.13          15.04          15.17        (0.08)
          Year ended 12/31/1998......................    46.12         0.35           9.38           9.73        (0.34)
          Year ended 12/31/1997......................    37.91         0.40          12.61          13.01        (0.39)
          Year ended 12/31/1996......................    33.97         0.42           8.41           8.83        (0.42)
       CLASS B:
          Six months ended 6/30/2001++...............    40.08        (0.13)         (5.84)         (5.97)          --
          Year ended 12/31/2000......................    58.57        (0.43)        (10.48)        (10.91)          --
          Year ended 12/31/1999......................    51.59        (0.31)         14.84          14.53           --
          Year ended 12/31/1998......................    46.02        (0.08)          9.28           9.20           --
          Year ended 12/31/1997......................    37.90         0.00          12.54          12.54        (0.01)
          Period from 5/1/1996+ to 12/31/1996........    36.26         0.05           6.10           6.15        (0.05)
       CLASS C:
          Six months ended 6/30/2001++...............    39.85        (0.16)         (5.81)         (5.97)          --
          Period from 8/7/2000+ to 12/31/2000........    58.01        (0.11)        (12.59)        (12.70)          --
       CLASS K:
          Period from 5/15/2001+ to 6/30/2001++......    35.55        (0.01)         (0.39)         (0.40)          --
THE GUARDIAN PARK AVENUE SMALL CAP FUND
       CLASS A:
          Six months ended 6/30/2001++...............    16.93        (0.02)         (0.72)         (0.74)          --
          Year ended 12/31/2000......................    17.48        (0.05)         (0.37)         (0.42)          --
          Year ended 12/31/1999......................    12.80        (0.07)          4.75           4.68           --
          Year ended 12/31/1998......................    13.77        (0.03)         (0.83)         (0.86)          --
          Period from 4/2/1997+ to 12/31/1997........    10.00         0.00           3.91           3.91           --
       CLASS B:
          Six months ended 6/30/2001++...............    16.39        (0.09)         (0.69)         (0.78)          --
          Year ended 12/31/2000......................    17.06        (0.20)         (0.34)         (0.54)          --
          Year ended 12/31/1999......................    12.61        (0.19)          4.64           4.45           --
          Year ended 12/31/1998......................    13.67        (0.15)         (0.80)         (0.95)          --
          Period from 5/6/1997+ to 12/31/1997........    10.57        (0.04)          3.28           3.24           --
       CLASS C:
          Six months ended 6/30/2001++...............    16.39        (0.10)         (0.71)         (0.81)          --
          Period from 8/7/2000+ to 12/31/2000........    19.37        (0.08)         (2.77)         (2.85)          --
       CLASS K:
          Period from 5/15/2001+ to 6/30/2001++......    15.71        (0.01)          0.39           0.38           --
THE GUARDIAN ASSET ALLOCATION FUND
       CLASS A:
          Six months ended 6/30/2001++...............    13.00         0.20          (1.17)         (0.97)       (0.18)
          Year ended 12/31/2000......................    14.77         0.45          (0.29)          0.16        (0.44)
          Year ended 12/31/1999......................    14.78         0.37           1.47           1.84        (0.37)
          Year ended 12/31/1998......................    14.05         0.39           2.31           2.70        (0.43)
          Year ended 12/31/1997......................    12.96         0.34           2.77           3.11        (0.34)
          Year ended 12/31/1996......................    12.19         0.23           1.96           2.19        (0.23)

  + Commencement of operations.
 ++ Unaudited.
+++ Rounds to less than $0.01.

                      DISTRIBUTIONS
                           FROM                                                 RATIOS/SUPPLEMENTAL DATA
                       NET REALIZED                               ----------------------------------------------------
     DISTRIBUTIONS       GAIN ON
       IN EXCESS       INVESTMENTS      NET ASSET                   NET ASSETS,
        OF NET         AND FOREIGN       VALUE,                        END OF          EXPENSES            EXPENSES
      INVESTMENT     CURRENCY RELATED    END OF      TOTAL             PERIOD         TO AVERAGE            WAIVED
        INCOME         TRANSACTIONS      PERIOD     RETURN*       (000'S OMITTED)    NET ASSETS(b)         BY GISC
     --------------------------------------------------------------------------------------------------------------
     --                   $(0.21)        $34.96     (14.51)%(e)      $2,161,812          0.82%(a)              --
     --                    (7.58)         41.18     (18.62)           2,589,059          0.79                  --
     --                    (7.55)         59.42      30.25            3,334,722          0.77                  --
     --                    (3.63)         51.88      21.30            2,990,767          0.78                  --
     --                    (4.41)         46.12      34.85            2,312,632          0.79                  --
        $(0.01)            (4.46)         37.91      26.49            1,392,186          0.79                  --
     --                    (0.21)         33.90     (14.88)(e)          340,883          1.73(a)               --
     --                    (7.58)         40.08     (19.34)             431,206          1.67                  --
     --                    (7.55)         58.57      29.13              507,764          1.67                  --
     --                    (3.63)         51.59      20.16              389,489          1.70                  --
     --                    (4.41)         46.02      33.53              201,746          1.73                  --
     --                    (4.46)         37.90      17.35(e)            36,006          1.77(a)               --
     --                    (0.21)         33.67     (14.97)(e)            7,762          1.97(a)               --
     --                    (5.46)         39.85     (21.79)(e)            8,222          2.18(a)               --
     --                    (0.21)         34.94      (1.11)(e)            7,912          1.33(a)               --
     --                       --          16.19      (4.37)(e)          143,514          1.26(a)               --
     --                    (0.13)         16.93      (2.35)             150,022          1.25                  --
     --                       --          17.48      36.56              119,032          1.34                  --
     --                    (0.11)         12.80      (6.35)             127,525          1.32                  --
     --                    (0.14)         13.77      39.16(e)           101,016          1.36(a)               --
     --                       --          15.61      (4.76)(e)           23,044          2.15(a)               --
     --                    (0.13)         16.39      (3.11)              24,977          2.12                  --
     --                       --          17.06      35.29               22,430          2.23                  --
     --                    (0.11)         12.61      (7.05)              22,122          2.17                  --
     --                    (0.14)         13.67      30.47(e)            18,248          2.26(a)               --
     --                       --          15.58      (4.88)(e)            6,965          2.36(a)               --
     --                    (0.13)         16.39     (14.67)(e)            7,033          2.22(a)               --
     --                       --          16.09       2.42(e)             8,192          1.67(a)               --
     --                    (0.67)         11.18      (7.42)(e)          196,715          0.51(a)(c)          0.55%(a)
     --                    (1.49)         13.00       1.00              227,228          0.46(c)             0.60
     --                    (1.48)         14.77      12.99              227,031          0.48(c)             0.58
     --                    (1.54)         14.78      19.41              194,827          0.60(c)             0.52
     --                    (1.68)         14.05      24.44              136,948          0.95(c)             0.19
     --                    (1.19)         12.96      18.74               88,190          1.30                  --


              RATIOS/SUPPLEMENTAL DATA
     -------------------------------------------
                         NET
       GAAF          INVESTMENT
       GROSS        INCOME/(LOSS)      PORTFOLIO
      EXPENSE        TO AVERAGE        TURNOVER
     RATIO(D)        NET ASSETS          RATE
     -------------------------------------------
         --              0.21%(a)          96%
         --             (0.16)            108
         --              0.24              74
         --              0.72              55
         --              0.95              50
         --              1.19              81
         --             (0.70)(a)          96
         --             (1.03)            108
         --             (0.66)             74
         --             (0.21)             55
         --             (0.00)             50
         --              0.04(a)           81
         --             (0.93)(a)          96
         --             (1.29)(a)         108
         --             (0.22)(a)          96
         --             (0.24)(a)          74
         --             (0.31)            125
         --             (0.48)             92
         --             (0.29)             63
         --              0.04(a)           25
         --             (1.13)(a)          74
         --             (1.18)            125
         --             (1.36)             92
         --             (1.14)             63
         --             (1.01)(a)          25
         --             (1.35)(a)          74
         --             (1.12)(a)         125
         --             (0.71)(a)          74
       0.99%(a)          3.15(a)           54
       1.10              3.07              11
       1.08              2.48              16
       1.13              2.52              23
       1.18              2.50              58
         --              1.91             122

 *  Excludes the effect of sales load.
(a) Annualized.
(b) After expenses waived by GISC.
(c) Amounts do not include the expenses of the underlying Funds.
(d) Amounts include the expenses of the underlying Funds.
(e) Not annualized.

FINANCIAL HIGHLIGHTS


 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                      NET REALIZED
                                                                                      & UNREALIZED
                                                                                     GAIN/(LOSS) ON
                                                                                      INVESTMENTS     INCREASE/
                                                            NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                             VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                            BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                            OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                            -----------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
      CLASS B:
         Six months ended 6/30/2001++                        $12.95       $ 0.14         $(1.16)        $(1.02)      $(0.11)
         Year ended 12/31/2000............................    14.72         0.32          (0.27)          0.05        (0.33)
         Year ended 12/31/1999............................    14.73         0.23           1.47           1.70        (0.23)
         Year ended 12/31/1998............................    14.00         0.24           2.31           2.55        (0.28)
         Year ended 12/31/1997............................    12.92         0.17           2.77           2.94        (0.18)
         Period from 5/1/1996+ to 12/31/1996..............    12.61         0.04           1.50           1.54        (0.04)
      CLASS C:
         Six months ended 6/30/2001++.....................    12.94         0.05          (1.14)         (1.09)       (0.03)
         Period from 8/7/2000+ to 12/31/2000..............    14.72         0.15          (0.78)         (0.63)       (0.23)
      CLASS K:
         Period from 5/15/2001+ to 6/30/2001++............    12.06         0.03          (0.25)         (0.22)          --
THE GUARDIAN S&P 500 INDEX FUND
      CLASS A:
         Six months ended 6/30/2001++.....................     9.07         0.02          (0.65)         (0.63)       (0.02)
         Period from 7/25/2000+ to 12/31/2000.............    10.06         0.03          (0.99)         (0.96)       (0.03)
      CLASS B:
         Six months ended 6/30/2001++.....................     9.05           --          (0.65)         (0.65)          --
         Period from 7/25/2000+ to 12/31/2000.............    10.06           --          (1.01)         (1.01)          --
      CLASS C:
         Six months ended 6/30/2001++.....................     9.05           --          (0.65)         (0.65)          --
         Period from 7/25/2000+ to 12/31/2000.............    10.06           --          (1.01)         (1.01)          --
      CLASS K:
         Period from 5/15/2001+ to 6/30/2001++............     8.59           --          (0.17)         (0.17)          --
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
      CLASS A:
         Six months ended 6/30/2001++.....................    14.28         0.04          (1.95)         (1.91)          --
         Year ended 12/31/2000............................    23.36        (0.06)         (5.52)         (5.58)          --
         Year ended 12/31/1999............................    18.41         0.01           6.68           6.69           --
         Year ended 12/31/1998............................    16.08         0.02           3.13           3.15        (0.01)
         Year ended 12/31/1997............................    15.22         0.02           1.66           1.68           --
         Year ended 12/31/1996............................    13.57         0.05           1.89           1.94        (0.05)
      CLASS B:
         Six months ended 6/30/2001++.....................    13.54        (0.06)         (1.84)         (1.90)          --
         Year ended 12/31/2000............................    22.61        (0.11)         (5.46)         (5.57)          --
         Year ended 12/31/1999............................    17.97        (0.12)          6.47           6.35           --
         Year ended 12/31/1998............................    15.87        (0.09)          3.00           2.91           --
         Year ended 12/31/1997............................    15.12        (0.11)          1.52           1.41           --
         Period from 5/1/1996+ to 12/31/1996..............    14.71        (0.04)          0.76           0.72        (0.04)
      CLASS C:
         Six months ended 6/30/2001++.....................    13.55        (0.03)         (1.86)         (1.89)          --
         Period from 8/7/2000+ to 12/31/2000..............    19.19        (0.09)         (2.20)         (2.29)          --
      CLASS K:
         Period from 5/15/2001+ to 6/30/2001++............    12.96         0.01          (0.77)         (0.76)          --

 + Commencement of operations.
++ Unaudited.

                     DISTRIBUTIONS
                         FROM
                     NET REALIZED                                                        RATIOS/SUPPLEMENTAL DATA
                        GAIN ON                                                 -------------------------------------------
     DISTRIBUTIONS    INVESTMENTS
       IN EXCESS      AND FOREIGN                 NET ASSET                       NET ASSETS,
        OF NET         CURRENCY         TAX        VALUE,                            END OF          EXPENSES      EXPENSES
      INVESTMENT        RELATED        RETURN      END OF      TOTAL                 PERIOD         TO AVERAGE      WAIVED
        INCOME       TRANSACTIONS    OF CAPITAL    PERIOD     RETURN*           (000'S OMITTED)    NET ASSETS(b)   BY GISC
     ----------------------------------------------------------------------------------------------------------------------
            --          $(0.67)            --      $11.15      (7.85)%(e)           $ 46,439           1.30%(a)(c)   0.55%(a)
            --           (1.49)            --       12.95       0.26                  51,024           1.28(c)       0.60
            --           (1.48)            --       14.72      12.09                  40,914           1.31(c)       0.58
            --           (1.54)            --       14.73      18.32                  27,545           1.48(c)       0.52
            --           (1.68)            --       14.00      23.09                  14,066           2.04(c)       0.19
            --           (1.19)            --       12.92      12.07(e)                5,075           2.39(a)         --
            --           (0.67)            --       11.15      (8.36)(e)               8,535           1.51(a)(c)    0.55(a)
            --           (0.92)            --       12.94      (4.18)(e)               8,544           1.49(a)(c)    0.55(a)
            --           (0.67)            --       11.17      (1.77)(e)               7,858           0.82(a)(c)    0.69(a)
            --              --             --        8.42      (6.93)(e)             290,749           0.53(a)       0.11(a)
            --           (0.00)(d)         --        9.07      (9.53)(e)             167,487           0.53(a)       0.21(a)
            --              --             --        8.40      (7.18)(e)               8,280           1.28(a)       0.49(a)
            --           (0.00)(d)         --        9.05     (10.00)(e)               7,677           1.28(a)       0.47(a)
            --              --             --        8.40      (7.18)(e)               7,537           1.28(a)       0.51(a)
            --           (0.00)(d)         --        9.05     (10.00)(e)               7,296           1.28(a)       0.47(a)
            --              --             --        8.42      (1.98)(e)               7,844           0.93(a)       0.22(a)
            --              --             --       12.37     (13.38)(e)             100,887           1.50(a)         --
            --           (3.26)        $(0.24)      14.28     (23.81)                 94,482           1.45            --
        $(0.03)          (1.71)            --       23.36      37.21                 148,727           1.44            --
            --           (0.81)            --       18.41      19.61                  93,871           1.56            --
         (0.16)          (0.66)            --       16.08      11.07                  66,999           1.62            --
         (0.05)          (0.19)            --       15.22      14.33                  57,593           1.70            --
            --              --             --       11.64     (14.03)(e)              10,148           2.56(a)         --
            --           (3.26)         (0.24)      13.54     (24.56)                 12,747           2.43            --
            --           (1.71)            --       22.61      36.16                  15,623           2.45            --
            --           (0.81)            --       17.97      18.36                  10,216           2.67            --
            --           (0.66)            --       15.87       9.37                   6,268           2.91            --
         (0.08)          (0.19)            --       15.12       4.34(e)                3,313           3.05(a)         --
            --              --             --       11.66     (13.95)(e)               6,197           2.59(a)         --
            --           (3.11)         (0.24)      13.55     (11.72)(e)               7,208           2.51(a)         --
            --              --             --       12.20      (5.86)(e)               7,531           1.90(a)         --


           RATIOS/SUPPLEMENTAL DATA
     ------------------------------------
                     NET
       GAAF      INVESTMENT
      GROSS     INCOME/(LOSS)   PORTFOLIO
     EXPENSE     TO AVERAGE     TURNOVER
     RATIO(f)    NET ASSETS       RATE
     ------------------------------------
       1.78%(a)      2.35%(a)       54%
       1.91          2.29           11
       1.91          1.66           16
       2.02          1.70           23
       2.21          1.50           58
         --          0.70(a)       122
       1.99(a)       2.13(a)        54
       2.07(a)       2.61(a)        11
       1.43(a)       2.37(a)        54
         --          0.78(a)         1
         --          0.71(a)         4
         --          0.00(a)         1
         --         (0.04)(a)        4
         --          0.00(a)         1
         --         (0.04)(a)        4
         --          0.27(a)         1
         --          0.64(a)        31
         --         (0.29)          78
         --         (0.03)          54
         --         (0.01)          44
         --          0.07           55
         --          0.29           39
         --         (0.47)(a)       31
         --         (1.27)          78
         --         (1.03)          54
         --         (1.13)          44
         --         (1.46)          55
         --         (1.47)(a)       39
         --         (0.48)(a)       31
         --         (1.52)(a)       78
         --          0.40(a)        31

 *  Excludes the effect of sales load.
(a) Annualized.
(b) After Expenses subsidized by GISC.
(c) Amounts do not include the expenses of the underlying Funds.
(d) Rounds to less than $0.01.
(e) Not annualized.
(f) Amounts include the expenses of the underlying Funds.

FINANCIAL HIGHLIGHTS


 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                            NET REALIZED
                                                                            & UNREALIZED
                                                                           GAIN/(LOSS) ON
                                                                            INVESTMENTS     INCREASE/
                                                  NET ASSET      NET        AND FOREIGN     (DECREASE)    DIVIDENDS
                                                   VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                  BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                  OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                  ------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
       CLASS A:
          Six months ended 6/30/2001++..........   $ 8.31       $ 0.06         $ 0.31         $ 0.37           --
          Year ended 12/31/2000.................    11.13        (0.55)         (2.05)         (2.60)      $(0.22)
          Year ended 12/31/1999.................     6.66        (0.07)          4.72           4.65        (0.18)
          Year ended 12/31/1998.................     9.38         0.01          (2.73)         (2.72)       (0.00)++++
          Period from 4/2/1997+ to 12/31/1997...    10.00         0.04          (0.63)         (0.59)       (0.03)
       CLASS B:
          Six months ended 6/30/2001++..........     7.97        (0.01)          0.29           0.28           --
          Year ended 12/31/2000.................    10.65         0.08          (2.76)         (2.68)          --
          Year ended 12/31/1999.................     6.44        (0.27)          4.48           4.21           --
          Year ended 12/31/1998.................     9.30        (0.18)         (2.68)         (2.86)          --
          Period from 5/6/1997+ to 12/31/1997...    10.28        (0.09)         (0.89)         (0.98)          --
       CLASS C:
          Six months ended 6/30/2001++..........     7.98           --           0.27           0.27           --
          Period from 8/7/2000+ to 12/31/2000...     9.92        (0.08)         (1.86)         (1.94)          --
       CLASS K:
          Period from 5/15/2001+ to
            6/30/2001++.........................     8.35           --           0.25           0.25           --
THE GUARDIAN INVESTMENT QUALITY BOND FUND
       CLASS A:
          Six months ended 6/30/2001++..........     9.61         0.26           0.08           0.34        (0.26)
          Year ended 12/31/2000.................     9.33         0.60           0.28           0.88        (0.60)
          Year ended 12/31/1999.................     9.99         0.53          (0.63)         (0.10)       (0.53)
          Year ended 12/31/1998.................     9.91         0.53           0.23           0.76        (0.53)
          Year ended 12/31/1997.................     9.70         0.58           0.21           0.79        (0.58)
          Year ended 12/31/1996.................    10.00         0.55          (0.30)          0.25        (0.55)
       CLASS B:
          Six months ended 6/30/2001++..........     9.60         0.23           0.08           0.31        (0.23)
          Period from 8/7/2000+ to 12/31/2000...     9.41         0.22           0.19           0.41        (0.22)
       CLASS C:
          Six months ended 6/30/2001++..........     9.60         0.23           0.08           0.31        (0.23)
          Period from 8/7/2000+ to 12/31/2000...     9.41         0.22           0.19           0.41        (0.22)
       CLASS K:
          Period from 5/15/2001+ to
            6/30/2001++.........................     9.68         0.06           0.02           0.08        (0.06)
THE GUARDIAN HIGH YIELD BOND FUND
       CLASS A:
          Six months ended 6/30/2001++..........     7.66         0.38          (0.30)          0.08        (0.38)
          Year ended 12/31/2000.................     8.98         0.77          (1.32)         (0.55)       (0.77)
          Year ended 12/31/1999.................     9.84         0.78          (0.84)         (0.06)       (0.78)
          Period from 9/1/1998+++ to
            12/31/1998..........................     9.26         0.38           0.58           0.96        (0.38)

   + Commencement of operations.
  ++ Unaudited.
 +++ Date of initial public investment.
++++ Rounds to less than $0.01.

     DISTRIBUTIONS
          FROM                                                       RATIOS/ SUPPLEMENTAL DATA
      NET REALIZED                                   ---------------------------------------------------------
        GAIN ON                                                                                  EXPENSES
      INVESTMENTS      NET ASSET                        NET ASSETS,                             (EXCLUDING
      AND FOREIGN       VALUE,                            END OF             EXPENSES       INTEREST EXPENSE)
    CURRENCY RELATED    END OF      TOTAL                 PERIOD            TO AVERAGE          TO AVERAGE
      TRANSACTIONS      PERIOD     RETURN*            (000'S OMITTED)    NET ASSETS(b)(c)     NET ASSETS(b)
    ----------------------------------------------------------------------------------------------------------
             --         $ 8.68       4.45%(d)            $ 20,459              2.27%(a)              --
             --           8.31     (23.88)                 18,439              2.18                  --
             --          11.13      69.91                  32,940              2.43                  --
             --           6.66     (28.97)                 16,342              2.55                  --
             --           9.38      (5.86)                 21,472              2.31(a)               --
             --           8.25       3.51(d)                6,259              3.36(a)               --
             --           7.97     (25.16)                  6,105              3.79                  --
             --          10.65      65.37                   2,320              5.07                  --
             --           6.44     (30.75)                  1,367              5.04                  --
             --           9.30      (9.71)(d)               2,009              4.24(a)               --
             --           8.25       3.38(d)                6,695              3.25(a)               --
             --           7.98     (19.56)(d)               6,466              3.49(a)               --
             --           8.60       2.99(d)                8,240              2.41(a)               --
             --           9.69       3.59(d)              139,247              0.86(a)             0.85%(a)
             --           9.61       9.81                 124,805              0.85                0.85
         $(0.03)          9.33      (1.02)                139,661              0.81                0.80
          (0.15)          9.99       7.89                 142,199              0.85                0.75
             --           9.91       8.43                  98,935              0.75                  --
             --           9.70       2.73                  50,794              0.75                  --
             --           9.68       3.21(d)               10,562              1.61(a)             1.60(a)
             --           9.60       4.40(d)                8,493              1.60(a)             1.60(a)
             --           9.68       3.21(d)                8,700              1.61(a)             1.60(a)
             --           9.60       4.39(d)                8,356              1.60(a)             1.60(a)
             --           9.70       0.82(d)                8,063              1.26(a)             1.25(a)
             --           7.36       0.98(d)               32,358              0.85(a)               --
             --           7.66      (6.53)                 38,646              0.85                  --
          (0.02)          8.98      (0.63)                 54,178              0.75                  --
             --           9.84       9.24(d)               51,288              0.75(a)               --


               RATIOS/ SUPPLEMENTAL DATA
     ----------------------------------------------
                               NET
                           INVESTMENT
      EXPENSES            INCOME/(LOSS)   PORTFOLIO
     SUBSIDIZED            TO AVERAGE     TURNOVER
      BY GISC              NET ASSETS       RATE
    -----------------------------------------------
          --                   0.85%(a)       54%
          --                   0.86          101
          --                 (1.07)           96
          --                   0.18           83
          --                   0.61(a)        36
          --              (0.21)(a)           54
          --                 (2.54)          101
          --                 (3.70)           96
          --                 (2.31)           83
          --              (0.02)(a)           36
          --              (0.11)(a)           54
          --              (2.31)(a)          101
          --              (0.29)(a)           54
        0.07%(a)               5.43(a)       214
        0.09                   6.41          344
        0.13                   5.49          271
        0.21                   5.24          309
        0.29                   5.94          313
        0.37                   5.73          257
        0.33(a)                4.68(a)       214
        0.34(a)                5.78(a)       344
        0.37(a)                4.69(a)       214
        0.34(a)                5.78(a)       344
        0.15(a)                4.82(a)       214
        0.39(a)                9.76(a)        93
        0.38                   9.03          163
        0.40                   8.34          152
        0.51(a)                8.31(a)        11

 *  Excludes the effect of sales load.
(a) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/98 (commencement of operations).
(b) After expenses subsidized by GISC.
(c) Expense ratio includes interest expense associated with reverse repurchase agreements.
(d) Not annualized.

FINANCIAL HIGHLIGHTS


 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                NET REALIZED
                                                                                & UNREALIZED
                                                                               GAIN/(LOSS) ON
                                                                                 INVESTMENT     INCREASE/
                                                      NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                       VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                      BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                      OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                      -----------------------------------------------------------------
THE GUARDIAN HIGH YIELD BOND FUND
       CLASS B:
          Six months ended 6/30/2001++..............   $ 7.66       $0.35          $(0.30)        $ 0.05       $(0.35)
          Year ended 12/31/2000.....................     8.97        0.68           (1.31)         (0.63)       (0.68)
          Year ended 12/31/1999.....................     9.83        0.67           (0.84)         (0.17)       (0.67)
          Period from 9/1/1998+++ to 12/31/1998.....     9.26        0.31            0.57           0.88        (0.31)
       CLASS C:
          Six months ended 6/30/2001++..............     7.65        0.35           (0.29)          0.06        (0.35)
          Period from 8/7/2000+ to 12/31/2000.......     8.47        0.28           (0.82)         (0.54)       (0.28)
       CLASS K:
          Period from 5/15/2001+ to 6/30/2001++.....     7.68        0.09           (0.31)         (0.22)       (0.09)
THE GUARDIAN TAX-EXEMPT FUND
       CLASS A:
          Six months ended 6/30/2001++..............    10.10        0.21            0.02           0.23        (0.21)
          Year ended 12/31/2000.....................     9.40        0.43            0.70           1.13        (0.43)
          Year ended 12/31/1999.....................    10.13        0.40           (0.73)         (0.33)       (0.40)
          Year ended 12/31/1998.....................     9.99        0.43            0.17           0.60        (0.43)
          Year ended 12/31/1997.....................     9.61        0.44            0.38           0.82        (0.44)
          Year ended 12/31/1996.....................     9.69        0.42           (0.08)          0.34        (0.42)
       CLASS C:
          Six months ended 6/30/2001++..............    10.10        0.17            0.02           0.19        (0.17)
          Period from 8/7/2000+ to 12/31/2000.......     9.77        0.14            0.33           0.47        (0.14)

  + Commencement of operations.
 ++ Unaudited.
+++ Date of initial public investment.

     DISTRIBUTIONS
          FROM                                                          RATIOS/SUPPLEMENTAL DATA
      NET REALIZED                                    ------------------------------------------------------------
        GAIN ON                                                                                      EXPENSES
      INVESTMENTS      NET ASSET                        NET ASSETS,                                 (EXCLUDING
      AND FOREIGN        VALUE,                            END OF          EXPENSES              INTEREST EXPENSE)
    CURRENCY RELATED     END OF      TOTAL                 PERIOD         TO AVERAGE              TO AVERAGE NET
      TRANSACTIONS       PERIOD     RETURN*           (000'S OMITTED)    NET ASSETS(b)               ASSETS(b)
    --------------------------------------------------------------------------------------------------------------
             --          $7.36        0.47%(e)             $8,020            1.60%(a)                   --
             --           7.66       (7.32)                 7,567            1.74                       --
         $(0.02)          8.97       (1.78)                 3,184            1.87                       --
             --           9.83        8.61(e)               2,482            2.33(a)                    --
             --           7.36        0.60(e)               7,568            1.60(a)                    --
             --           7.65       (6.42)(e)              7,491            1.60(a)                    --
             --           7.37       (2.92)(e)              7,764            1.25(a)                    --
             --          10.12        2.28(e)              99,004            0.92(a)(c)                 --
             --          10.10       12.29                 97,185            0.88(c)                    --
          (0.00)(d)       9.40       (3.29)                97,908            0.86(c)                    --
          (0.03)         10.13        6.11                 70,720            0.75                       --
             --           9.99        8.74                 47,360            0.75                       --
             --           9.61        3.62                 39,185            0.75                       --
             --          10.12        1.90(e)               8,590            1.67(a)(c)                 --
             --          10.10        4.87(e)               8,391            1.65(a)(c)                 --


          RATIOS/SUPPLEMENTAL DATA
     -----------------------------------
                     NET
                  INVESTMENT
      EXPENSES      INCOME     PORTFOLIO
     SUBSIDIZED   TO AVERAGE   TURNOVER
      BY GISC     NET ASSETS     RATE
    ------------------------------------
        0.70%(a)     9.01%(a)      93%
        0.77         8.37         163
        1.00         7.22         152
        0.51(a)      6.85(a)       11
        0.66(a)      9.01(a)       93
        0.63(a)      8.74(a)      163
        0.40(a)      9.08(a)       93
        0.08(a)      4.14(a)       79
        0.07         4.43         124
        0.08         4.11         144
        0.26         4.29         111
        0.31         4.51         202
        0.60         4.96         240
        0.37(a)      3.39(a)       79
        0.31(a)      3.62(a)      124

 *  Excludes the effect of sales load.
(a) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/98 (commencement of operations).
(b) After expenses subsidized by GISC.
(c) Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.80% for 1999 and 0.85% for 2000 and 2001.
(d) Rounds to less than $0.01.
(e) Not annualized.

FINANCIAL HIGHLIGHTS


 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                                         NET ASSET      NET       DIVIDENDS    NET ASSET
                                                          VALUE,     INVESTMENT    FROM NET     VALUE,
                                                         BEGINNING    INCOME/     INVESTMENT    END OF      TOTAL
                                                         OF PERIOD     (LOSS)       INCOME      PERIOD     RETURN*
                                                         ---------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
       CLASS A:
          Six months ended 6/30/2001++.................   $1.000       $0.021      $(0.021)     $1.000      2.15%(c)
          Year ended 12/31/2000........................    1.000        0.056       (0.056)      1.000      5.69
          Year ended 12/31/1999........................    1.000        0.044       (0.044)      1.000      4.45
          Year ended 12/31/1998........................    1.000        0.047       (0.047)      1.000      4.76
          Year ended 12/31/1997........................    1.000        0.047       (0.047)      1.000      4.81
          Year ended 12/31/1996........................    1.000        0.045       (0.045)      1.000      4.62
       CLASS B:
          Six months ended 6/30/2001++.................    1.000        0.018       (0.018)      1.000      1.77(c)
          Year ended 12/31/2000........................    1.000        0.052       (0.052)      1.000      5.34
          Year ended 12/31/1999........................    1.000        0.044       (0.044)      1.000      4.45
          Year ended 12/31/1998........................    1.000        0.047       (0.047)      1.000      4.76
          Year ended 12/31/1997........................    1.000        0.047       (0.047)      1.000      4.81
          Period from 5/1/96+ to 12/31/96..............    1.000        0.028       (0.028)      1.000      2.81(c)
       CLASS C:
          Six months ended 6/30/2001++.................    1.000        0.018       (0.018)      1.000      1.77(c)
          Period from 8/7/2000+ to 12/31/2000..........    1.000        0.020       (0.020)      1.000      2.03(c)
       CLASS K:
          Period from 5/15/2001+ to 6/30/2001++........    1.000        0.004       (0.004)      1.000      0.36(c)

 * Excludes the effect of sales load.
 + Commencement of operations.
++ Unaudited.

                      RATIOS/SUPPLEMENTAL DATA
    -------------------------------------------------------------
                                                          NET
      NET ASSETS,                                      INVESTMENT
         END OF           EXPENSES        EXPENSES       INCOME
         PERIOD          TO AVERAGE      SUBSIDIZED    TO AVERAGE
    (000'S OMITTED)     NET ASSETS(b)     BY GISC      NET ASSETS
    -------------------------------------------------------------
        $500,722             0.85%(a)       0.03%(a)      4.28%(a)
         462,183             0.85           0.07          5.57
         390,106             0.85           0.09          4.41
         225,997             0.85           0.19          4.65
         132,523             0.85           0.28          4.71
          88,217             0.90           0.30          4.62
          14,748             1.60(a)        0.06(a)       3.47(a)
          11,860             1.14           0.63          5.25
          13,782             0.85           0.93          4.41
          12,430             0.85           0.97          4.65
           5,864             0.85           1.10          4.71
           2,583             1.16(a)        0.59(a)       4.43(a)
           8,339             1.60(a)        0.03(a)       3.55(a)
           8,193             1.60(a)        0.13(a)       5.06(a)
           8,029             1.25(a)        0.08(a)       2.88(a)

(a) Annualized.
(b) After expenses subsidized by GISC.
(c) Not Annualized.

[GUARDIAN LOGO]

Guardian Investor Services Corporation()(R)
7 Hanover Square
New York, New York 10004

EB-011566  6/01
                               PRESORTED STANDARD
                               U.S. POSTAGE PAID
                               CLIFTON, NJ
                               PERMIT NO. 1104